                                                                    EXHIBIT 10.5



                          LOAN AND SECURITY AGREEMENT

                         DATED AS OF SEPTEMBER 26, 1996


                                     AMONG

                             CMC INDUSTRIES, INC.,
                                 as guarantor,


                              CMC CALIFORNIA, INC.
                                      and
                             CMC MISSISSIPPI, INC.,
                       as Borrowers and cross-guarantors,


                                      AND


                           BANK OF AMERICA ILLINOIS,
                                   as Lender

                               TABLE OF CONTENTS

                                                                                   PAGE
1. DEFINITIONS AND OTHER TERMS...................................................... 1
   1.1    Definitions............................................................... 1
   1.2    Other Definitional Provisions............................................ 20
   1.3    Interpretation of Agreement.............................................. 21
   1.4    Compliance with Financial Restrictions................................... 21

2. LOANS; LETTERS OF CREDIT; OTHER MATTERS......................................... 21
   2.1    Revolving Loans.......................................................... 21
   2.2    Term Loan................................................................ 22
   2.3    Equipment Credit......................................................... 23
   2.4    Use of Loan Proceeds..................................................... 25
   2.5    No Limitations as to Collateral, Etc..................................... 26
   2.6    Letters of Credit........................................................ 26
   2.7    Loan Account; Demand Deposit Account..................................... 29
   2.8    Interest and Fees........................................................ 29
          2.8.1            Interest................................................ 29
          2.8.2            Nonuse Fees............................................. 31
          2.8.3            Closing Fee............................................. 32
          2.8.4            Method of Calculating Interest and Fees................. 32
          2.8.5            Payment of Interest and Fees............................ 32
   2.9    Requests for Loans; Borrowing Base Certificates; Other Information....... 32
   2.10   Notes.................................................................... 34
   2.11   Overdrafts and Overdraft Loans........................................... 34
   2.12   Over Advances............................................................ 35
   2.13   All Loans One Obligation and Equally Secured............................. 35
   2.14   Making of Payments; Application of Collections; Charging of Accounts..... 36
   2.15   Lender's Election Not to Enforce......................................... 39
   2.16   Reaffirmation............................................................ 39
   2.17   Setoff................................................................... 39
   2.18   Increased Costs.......................................................... 39
   2.19   Borrowing Elections...................................................... 40
   2.20   Continuation and Conversion Elections.................................... 40
   2.21   Funding.................................................................. 41
   2.22   Eurodollar Rate Lending Unlawful......................................... 42
   2.23   Eurodollar Deposits Unavailable.......................................... 42
   2.24   Increased Eurodollar Rate Loan Costs, etc................................ 42
   2.25   Funding Losses........................................................... 43



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
                                                                                   PAGE
   2.26   Holdings as Agent for Borrowers.......................................... 44

3. COLLATERAL...................................................................... 44
   3.1    Grant of Security Interest............................................... 44
   3.2    Accounts Receivable...................................................... 46
   3.3    Inventory................................................................ 49
   3.4    Equipment................................................................ 50
   3.5    Supplemental Documentation............................................... 51

4. REPRESENTATIONS AND WARRANTIES.................................................. 51
   4.1    Organization............................................................. 51
   4.2    Authorization............................................................ 52
   4.3    No Conflicts............................................................. 52
   4.4    Validity and Binding Effect.............................................. 52
   4.5    No Default............................................................... 52
   4.6    Financial Statements..................................................... 53
   4.7    Insurance................................................................ 53
   4.8    Litigation; Contingent Liabilities....................................... 53
   4.9    Liens.................................................................... 54
   4.10   Subsidiaries............................................................. 54
   4.11   Partnerships; Joint Ventures............................................. 54
   4.12   Business and Collateral Locations........................................ 54
   4.13   Real Property............................................................ 55
   4.14   Eligibility of Collateral................................................ 55
   4.15   Control of Collateral; Lease of Property................................. 55
   4.16   Patents, Trademarks and Copyrights....................................... 55
   4.17   Solvency................................................................. 56
   4.18   Contracts; Labor Matters................................................. 56
   4.19   Pension and Welfare Plans................................................ 56
   4.20   Regulation U............................................................. 57
   4.21   Compliance............................................................... 57
   4.22   Taxes.................................................................... 57
   4.23   Investment Company Act Representation.................................... 57
   4.24   Public Utility Holding Company Act Representation........................ 57
   4.25   Environmental Safety and Health Matters.................................. 57
   4.26   Related Agreements....................................................... 58

5. COVENANTS OF LOAN PARTIES....................................................... 58
   5.1    Financial Statements and Other Reports................................... 59
          5.1.1            Financial Reports....................................... 59
                 (a)       Annual Audit Report..................................... 59
                 (b)       Quarterly Financial Statement........................... 59
                 (c)       Monthly Financial Statement............................. 59
                 (d)       Officer's Certificate................................... 60



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
                                                                                   PAGE
          5.1.2            Agings.................................................. 60
          5.1.3            Inventory Certification................................. 60
          5.1.4            Other Reports........................................... 60
                 (a)       SEC and Other Reports................................... 60
                 (b)       Report of Change Relating to Holdings, its
                           Subsidiaries or Partnerships............................ 60
                 (c)       Patents, etc............................................ 60
                 (d)       Report on Investments................................... 61
                 (e)       Other Reports........................................... 61
          5.1.5            Certificate Regarding Environmental Matters............. 61
   5.2    Notices.................................................................. 61
                 (a)       Default................................................. 61
                 (b)       Litigation.............................................. 61
                 (c)       Judgment................................................ 62
                 (d)       Pension Plans and Welfare Plans......................... 62
                 (e)       Business and Collateral Information..................... 62
                 (f)       Change of Name or Status................................ 63
                 (g)       Insurance Information................................... 63
                 (h)       Environmental and Safety and Health Matters............. 63
                 (i)       Material Adverse Change................................. 63
                 (j)       Default by Others....................................... 63
                 (k)       Moveable Collateral..................................... 63
                 (l)       Change in Management or Line(s) of Business............. 64
                 (m)       Other Notices........................................... 64
   5.3     Existence............................................................... 64
   5.4     Nature of Business...................................................... 64
   5.5     Books, Records and Access............................................... 64
   5.6     Insurance............................................................... 65
   5.7     Insurance Survey........................................................ 66
   5.8     Repair.................................................................. 67
   5.9     Taxes................................................................... 67
   5.10    Compliance.............................................................. 67
   5.11    Pension Plans........................................................... 67
   5.12    Merger, Purchase and Sale............................................... 67
   5.13    Restricted Payments..................................................... 68
   5.14    Loan Parties' and Loan Parties' Subsidiaries' Stock..................... 68
   5.15    Indebtedness............................................................ 68
   5.16    Liens................................................................... 68
   5.17    Guaranties.............................................................. 69
   5.18    Investments............................................................. 69


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
                                                                                   PAGE
   5.19    Subsidiaries............................................................ 70
   5.20    Leases.................................................................. 70
   5.21    Change in Accounts Receivable........................................... 71
   5.22    Future Environmental Assessments........................................ 71
   5.23    Related Agreements...................................................... 71
   5.24    Unconditional Purchase Options.......................................... 72
   5.25    Use of Proceeds......................................................... 72
   5.26    Transactions with Related Parties....................................... 72
   5.27    Financial Covenants..................................................... 72
   5.28    Fiscal Year............................................................. 72
   5.29    Landlords' Agreement.................................................... 72

6. DEFAULT......................................................................... 72
   6.1    Event of Default......................................................... 73
                 (a)       Non-Payment............................................. 73
                 (b)       Non-Payment of Other Indebtedness....................... 73
                 (c)       Acceleration of Other Indebtedness...................... 73
                 (d)       Other Obligations....................................... 73
                 (e)       [Intentionally Omitted]................................. 74
                 (f)       Insolvency.............................................. 74
                 (g)       Pension Plans........................................... 74
                 (h)       Non-Compliance With This Agreement...................... 74
                 (i)       [Intentionally Omitted]................................. 75
                 (j)       Non-Compliance With Related Agreements.................. 75
                 (k)       Warranty................................................ 75
                 (l)       Litigation.............................................. 75
                 (m)       Validity................................................ 76
                 (n)       Conduct of Business..................................... 76
                 (o)       Ownership............................................... 76
                 (p)       [Intentionally Omitted]................................. 76
                 (q)       [Intentionally Omitted]................................. 76
                 (r)       Material Adverse Change................................. 76
   6.2    Effect of Event of Default; Remedies..................................... 76

7. ADDITIONAL PROVISIONS REGARDING COLLATERAL AND LENDER'S RIGHTS.................. 78
   7.1    Notice of Disposition of Collateral...................................... 78
   7.2    Application of Proceeds of Collateral.................................... 78
   7.3    Care of Collateral....................................................... 78
   7.4    Performance of Borrowers' Obligations.................................... 78
   7.5    Lender's Right........................................................... 78

                                                                                   PAGE
 8. CONDITIONS PRECEDENT; DELIVERY OF DOCUMENTS AND OTHER MATTERS................... 79
     8.1  Conditions Precedent to Initial Revolving Loans, Term Loan, Initial
          Equipment Loan and Initial Letters of Credit.............................. 79
          8.1.1             Due Diligence........................................... 79
          8.1.2             Security Interest....................................... 80
          8.1.3             Solvency................................................ 80
          8.1.4             Blocked Accounts; Lock Boxes............................ 80
          8.1.5             Effect of Law........................................... 80
          8.1.6             Exhibits; Schedules..................................... 80
          8.1.7             Fees.................................................... 81
          8.1.8             Documents............................................... 81
                  (a)       Loan Parties' Resolutions............................... 81
                  (b)       Loan Parties' Incumbency Certificates................... 81
                  (c)       Holdings' Certificate................................... 81
                  (d)       Loan Parties' Bylaws.................................... 81
                  (e)       Loan Parties' Certificate of Incorporation.............. 82
                  (f)       Loan Parties' Registration; Good Standing............... 82
                  (g)       Legal Opinions.......................................... 82
                  (h)       Insurance............................................... 82
                  (i)       Other Documents......................................... 82
     8.2   Continuing Conditions Precedent to all Loans; Certification.............. 82
                  (a)       No Change in Condition.................................. 82
                  (b)       Default................................................. 82
                  (c)       Warranties.............................................. 83
                  (d)       No Material Transaction................................. 83
                  (e)       Accounting Methods...................................... 83

 9. INDEMNITY....................................................................... 83
     9.1   Environmental and Safety and Health Indemnity............................ 83
     9.2   General Indemnity........................................................ 84

10. GENERAL......................................................................... 84
    10.1   Loan Parties' Waiver..................................................... 84
    10.2   Power of Attorney........................................................ 85
    10.3   Expenses; Attorney's Fee................................................. 86
    10.4   Lender Fees and Charges.................................................. 86
    10.5   Lawful Interest.......................................................... 86
    10.6   No Waiver by Lender; Amendments.......................................... 87
    10.7   Termination of Credit.................................................... 87
    10.8   Notices.................................................................. 87
    10.9   Assignments and Participations; Information.............................. 88


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
                                                                                   PAGE
   10.10  Severability............................................................. 88
   10.11  Successors............................................................... 89
   10.12  Construction............................................................. 89
   10.13  Consent to Jurisdiction.................................................. 89
   10.14  Subsidiary Reference..................................................... 89
   10.15  WAIVER OF JURY TRIAL..................................................... 89
   10.16  Acceptance............................................................... 90
   10.17  Effect of Agreement...................................................... 90

11.LOAN PARTY GUARANTIES........................................................... 90
   11.1   Guaranty................................................................. 90
   11.2   Demand by Lender......................................................... 91
   11.3   Benefit of Guaranty...................................................... 91
   11.4   Subordination of Subrogation, Etc........................................ 91
   11.5   Election of Remedies..................................................... 92
   11.6   Limitation............................................................... 92
   11.7   Contribution with Respect to Guaranty Obligations........................ 93
   11.8   Liability Cumulative..................................................... 94


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


                                LIST OF SCHEDULES

Schedules:

Schedule 2.6      Letters of Credit
Schedule 4.1      Trade Names, State of Incorporation & Qualification
Schedule 4.7      Insurance Summary
Schedule 4.8      Schedule of Litigation and Contingent Liabilities
Schedule 4.9      Schedule of Liens
Schedule 4.10     Schedule of Subsidiaries
Schedule 4.11     Schedule of Partnerships and Joint Ventures
Schedule 4.12     Schedule of Business and Collateral Locations
Schedule 4.13     Schedule of Realty
Schedule 4.15     Schedule of Leases
Schedule 4.16     Schedule of Patents, Trademarks, and Copyrights
Schedule 4.18     Schedule of Government Contracts
Schedule 4.19     Schedule of Contingent Employee Benefit Plan Liabilities
Schedule 4.25     Schedule of Environmental Matters
Schedule 5.12     Schedule of Liquidations
Schedule 5.15     Schedule of Indebtedness
Schedule 5.17     Schedule of Guaranties
Schedule 5.18A    Schedule of Investments (General)

                                LIST OF EXHIBITS

Exhibits:

Exhibit A                    Borrowing Request
Exhibit B                    Continuation/Conversion Notice


                                 LIST OF ANNEXES

Annex A           Financial Covenants



                                     -viii-
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                           LOAN AND SECURITY AGREEMENT

     PREAMBLE. THIS LOAN AND SECURITY AGREEMENT ("Agreement") is made as of the 26th day of September, 1996 by and among BANK OF AMERICA ILLINOIS, an Illinois banking corporation ("Lender"), CMC INDUSTRIES, INC., a Delaware corporation ("Holdings"), and each of CMC CALIFORNIA, INC., a Delaware corporation ("CMC California"), and CMC MISSISSIPPI, INC., a Delaware corporation, ("CMC Mississippi"; CMC California and CMC Mississippi are sometimes referred to herein individually as a "Borrower" and together as "Borrowers"; and Holdings and Borrowers are sometimes referred to herein individually as a "Loan Party" and together as the "Loan Parties").

     PRELIMINARY STATEMENT. CMC Mississippi and Lender are parties to a certain Loan and Security Agreement, dated as of August 23, 1993, as amended (the "Existing Loan Agreement"), pursuant to which Lender has made available to CMC Mississippi a revolving credit facility in the maximum aggregate principal amount of Seventeen Million Dollars ($17,000,000) (the "Existing Revolving Credit") and has made a term loan to CMC Mississippi in the current outstanding principal amount of Five Million Nine Hundred Forty-One Thousand Six Hundred Sixty-Six Dollars and 73 cents ($5,941,666.73) (the "Existing Term Loan"). The Loan Parties have requested that Lender make a new revolving credit facility available to Borrowers (including provision for letters of credit), on the basis set forth below, a portion of which will constitute an extension and renewal of the revolving loans outstanding to CMC Mississippi under the Existing Revolving Credit, that Lender extend and renew the Existing Term Loan to CMC Mississippi and that Lender make a new equipment facility available to Borrowers, on the basis set forth below. On the Closing Date hereunder, all advances and letters of credit outstanding under the Existing Loan Agreement will be deemed to be advances and letters of credit outstanding hereunder, the Existing Term Loan shall be deemed to have been extended and renewed by the term loan made hereunder, and this Agreement shall be deemed to, among other things, extend and renew the Existing Loan Agreement. The Loan Parties and Lender have agreed to enter into this Agreement for the purpose of setting forth the terms and conditions on which the new revolving credit facility, term loan and equipment facility referenced above will be made available to Borrowers.


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     NOW, THEREFORE, in consideration of any loan or advance or grant of credit
(including any loan or advance or grant of credit by renewal or extension) hereafter made to Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         DEFINITIONS AND OTHER TERMS.

         Definitions . In addition to terms defined elsewhere in this Agreement or any Supplement, Schedule, Exhibit or Annex hereto, when used herein or in any Supplement, Schedule, Exhibit or Annex hereto, the following terms shall have the following meanings (such meanings shall be equally applicable to the singular and plural forms of the terms used, as the context requires):

         "Account Debtor" means any Person who is or who may become obligated to Borrower under, with respect to, or on account of an Account Receivable, Contract Right, General Intangible or other Collateral.

         "Account Receivable" means any account of either Borrower and any other right of either Borrower to payment for goods sold or leased or for services rendered, whether or not evidenced by an instrument or chattel paper and whether or not yet earned by performance.

         "Activation Notice" means a written notice delivered by Lender to Holdings after the occurrence of an Event of Default stating that Lender has elected to apply amounts received by Lender (whether received in the Assignee Deposit Accounts of Borrowers or otherwise received by Lender) from the collection of items of payment and proceeds of Collateral and Third Party Collateral in accordance with Section 2.14(b).

         "Agreement" means this Loan and Security Agreement, as it may be amended, modified or supplemented from time to time.

         "Applicable Margins" shall mean the Revolving Eurodollar Rate Margin, Revolving Reference Rate Margin, Term Eurodollar Rate Margin and Term Reference Rate Margin, as applicable, as in effect for any date.



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         "Application" means an application by Holdings, on behalf of the applicable Borrower, in a form and containing terms and provisions acceptable to Lender, for the issuance by Lender of a Letter of Credit.

         "Assignee Deposit Account" has the meaning ascribed to such term in
Section 3.2(d).

        "Attorneys' Fees" means the reasonable value of the services (and costs, charges and expenses related thereto) of the attorneys (and all paralegals, secretaries, accountants and other staff employed by such attorneys) employed by Lender (including but not limited to attorneys and paralegals who are employees of Lender) from time to time (i) in connection with the negotiation, preparation, execution, delivery, administration and enforcement of this Agreement, any Related Agreement, any Supplemental Documentation and all other documents or instruments provided for herein or in any thereof or delivered or to be delivered hereunder or under any thereof or in connection herewith or with any thereof, (ii) to prepare documentation related to the Loans made and other Liabilities incurred hereunder, (iii) to prepare any amendment to or waiver under this Agreement or any Related Agreement and any documents or instruments related thereto, (iv) to represent Lender in any litigation, contest, dispute, suit or proceeding or to commence, defend or intervene in any litigation, contest, dispute, suit or proceeding or to file a petition, complaint, answer, motion or other pleading, or to take any other action in or with respect to, any litigation, contest, dispute, suit or proceeding (whether instituted by Lender, any Loan Party or any other Person and whether in bankruptcy or otherwise) in any way or respect relating to the Collateral, any Third Party Collateral, this Agreement or any Related Agreement, or any Loan Party's or any other Obligor's or Subsidiary's affairs, (v) to protect, collect, lease, sell, take possession of, or liquidate any of the Collateral or any Third Party Collateral, (vi) to attempt to enforce any security interest in any of the Collateral or any Third Party Collateral or to give any advice with respect to such enforcement and (vii) to enforce any of Lender's rights to collect any of the Liabilities.

         "Borrower" -- see Preamble.

         "Borrowing Base" means, at any time,

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         (1) with respect to CMC California, the sum of (a) an amount of up to eighty percent (80%) of the net amount (after deduction of such reserves and allowances as Lender deems proper and necessary) of CMC California's Eligible Accounts Receivable plus (b) an amount of up to the least of (i) thirty-five percent (35%) of the net amount (after deduction of such reserves and allowances as Lender deems proper and necessary) of CMC California's Eligible Inventory, (ii) Four Million Dollars ($4,000,000) and (iii) the amount determined under the preceding clause (a); and

         (2) with respect to CMC Mississippi, the sum of (a) an amount of up to eighty-five percent (85%) of the net amount (after deduction of such reserves and allowances as Lender deems proper and necessary) of CMC Mississippi's Eligible Account Receivable plus (b) an amount of up to the least of (i) fifty percent (50%) of the net amount (after deduction of such reserves and allowances as Lender deems necessary and proper) of CMC Mississippi's Eligible Inventory, (ii) Nine Million Five Hundred Thousand Dollars ($9,500,000) during the period of August 1st through October 31st of each year and Nine Million Dollars ($9,000,000) at all other times and (iii) the amount determined under the preceding clause
         (a).

         "Borrowing Base Certificate" has the meaning ascribed to such term in
Section 2.9(c).

         "Borrowing Request" means a Borrowing Request in the form of Exhibit A hereto.

         "Business Day" means:

         (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in Chicago, Illinois; and

         (b) relative to:

                  (i) the date of making or continuing any Loans as, or converting any Loans from or into, Eurodollar Rate Loans,

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                  (ii)     making any payment or prepayment of principal of or
         payment of interest on any portion of the principal amount of any Loans being maintained as Eurodollar Rate Loans, or

                  (iii) Holdings' giving any notice (or the number of Business Days to elapse prior to the effectiveness thereof) in connection with any matter referred to in clause (b)(i) or (b)(ii), any day on which dealings in Dollars are carried on in the interbank eurodollar market of Lender's Eurodollar Office.

         "Capital Expenditures" means expenditures for fixed assets, including equipment, fixtures, real estate or improvements or repairs which have a useful life of more than one year and which are required to be capitalized in accordance with GAAP.

         "Capitalized Lease" means any lease which is or should be capitalized on the balance sheet of the lessee in accordance with GAAP.

         "Closing Date" means September __, 1996.

         "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed to also refer to any successor sections.

         "Collateral" has the meaning ascribed to such term in Section 3.1.

         "Commercial Letter of Credit" means any Letter of Credit which is drawable upon presentation of a sight draft and other documents evidencing the sale or shipment of goods purchased by either Borrower in the ordinary course of such Borrower's business.

         "Compensatory Amount" shall have the meaning ascribed thereto in
Section 2.18 hereof.

         "Continuation/Conversion Notice" means a notice of continuation or conversion and a certificate duly executed by the chief executive, accounting, or other authorized officer of Holdings on behalf of the applicable Borrower, each such notice and certificate to be substantially in the form of Exhibit B hereto.

         "Contract Right" means any right of either Borrower to payment under a contract, which right is not yet earned by performance and not evidenced by an instrument or chattel paper.

         "Cortelco" means Cortelco International, Inc., a Delaware corporation.

         "Credit" means the credit facility established under this Agreement consisting of the Revolving Credit, the Term Loan and the Equipment Credit. The amount of the Credit shall be reduced on the Equipment Credit Termination Date by an amount equal to the difference between the initial Equipment Credit ($3,800,000) and the aggregate amount of Equipment Loans actually made by Lender on or prior to such date. The amount of the Credit shall also be reduced by the amount of each principal payment made by CMC Mississippi on the Term Loan or by either Borrower on the Equipment Loans, concurrently with the making of each payment. In the event that Lender in its sole discretion agrees to increase the amount of the Revolving Credit, the Term Loan or the Equipment Credit, the amount of the Credit shall increase by a like amount concurrently therewith.

         "Credit Termination Date" means August 23, 1998; provided that Lender, in its sole and absolute discretion, may elect to extend the Credit Termination Date to August 23, 1999 by delivering written notice of such election to Holdings at any time on or prior to July 1, 1998; provided further that, without limiting in any way Lender's discretion in regard to its election to grant such extension, Lender will not grant such extension unless the financial covenants set forth in Annex A to this Agreement shall have been amended for Holdings' 1999 Fiscal Year in a manner satisfactory to Lender.

         "CSHC" means Cortec Systems Holding Corp., a Delaware corporation, the owner of all of the issued and outstanding common stock of Cortelco.

         "Debt Service Coverage Ratio" shall have the meaning ascribed thereto in clause (d) of Annex A.

         "Default Rate" means, with respect to a Loan, the rate of interest which shall be applicable to such Loan after any amount thereof is not paid when due, whether by acceleration or otherwise, which rate of interest shall be equal to the greater of (a) the Reference Rate from time to time in effect plus the Applicable Margin from time to time in effect for such Loan as a Reference Rate Loan plus two percent (2%) per annum or (b) the Reference Rate in effect at the time such amount became due plus the Applicable Margin for such Loan as a Reference Rate Loan at the time such amount became due plus two percent (2%) per annum.

         "Demand Deposit Account" has the meaning ascribed to such term in
Section 2.7.

         "Dollar" and the sign "$" mean lawful money of the United States.

         "Eligible Account Receivable" means, with respect to either Borrower, an Account Receivable owing to such Borrower which meets all the following requirements:

         (1) it is genuine and in all respects what it purports to be;

         (1) it arises from either (a) the performance of services by such Borrower, which services have been fully performed and, if applicable, acknowledged and/or accepted by the Account Debtor with respect thereto or (b) the sale or lease of goods by such Borrower; and if it arises from the sale or lease of goods, (i) such goods comply with such Account Debtor's specifications (if any) and have been shipped to, or delivered to and accepted by, such Account Debtor and (ii) such Borrower has possession of, or if requested by Lender has delivered to Lender, shipping and delivery receipts evidencing such shipment, delivery and acceptance;

         (1) it (a) is evidenced by an invoice rendered to the Account Debtor with respect thereto which (i) is dated not earlier than the date of shipment or performance and (ii) has payment terms not unacceptable to Lender and (b) is due and payable in full within one hundred twenty
         (120) days after the date of the invoice evidencing such Account

         Receivable, and is not unpaid on the date that is sixty (60) days after the due date specified in such invoice; provided, however, that if invoices representing twenty-five percent (25%) or more of the unpaid net amount of all Accounts Receivable from any one Account Debtor are or become ineligible as a result of the foregoing limitations, then all Accounts Receivable relating to such Account Debtor shall cease to be Eligible Accounts Receivable.

         (1) it is not an Account Receivable with respect to which Lender does not have a first priority perfected security interest and it is not subject to any assignment, claim or Lien, other than (a) a Lien in favor of Lender and (b) Liens consented to by Lender in writing;

         (1) it is a valid, legally enforceable and unconditional obligation of the Account Debtor with respect thereto, and is not subject to setoff, counterclaim, credit or allowance or adjustment by the Account Debtor with respect thereto, except as provided in subclause (10), or to any claim by such Account Debtor denying liability thereunder in whole or in part, and such Account Debtor has not refused to accept any of the goods or services which are the subject of such Account Receivable or offered or attempted to return any of such goods (provided that such Account Receivable shall be ineligible pursuant to this clause (5) only to the extent of such setoff, counter-claim, allowance, adjustment, claim or refusal);

         (1) there are no proceedings or actions which are then threatened or pending against the Account Debtor with respect thereto or to which such Account Debtor is a party which might result in any material adverse change in such Account Debtor's financial condition or in its ability to pay any Account Receivable in full when due;

         (1) it does not arise out of a contract or order which, by its terms, forbids, restricts or makes void or unenforceable the grant by such Borrower to Lender of a security interest in the Account Receivable arising with respect thereto or the enforcement by Lender of such security interest;

         (1) the Account Debtor with respect thereto is not a Related Party or an Obligor, or a shareholder, director, officer or employee of any Loan Party, a Related Party or an Obligor;

         (1) the Account Debtor with respect thereto is a resident or citizen of, and is located within, the United States of America, unless the sale of goods giving rise to the Account Receivable is on letter of credit, banker's acceptance or other credit support terms satisfactory to Lender;

         (1) it is not an Account Receivable arising from a "sale on approval," "sale or return" or "consignment," or subject to any other repurchase or return agreement (other than any related to the return of damaged or defective merchandise or otherwise occurring in the ordinary course of such Borrower's business as conducted on the Closing Date);

         (1) it is not an Account Receivable with respect to which possession and/or control of the goods sold giving rise thereto is held, maintained or retained by any Loan Party, any Related Party or any other Obligor (or by any agent or custodian of any Loan Party, any Related Party or any other Obligor) for the account of or subject to further and/or future direction from the Account Debtor thereof;

         (1) it is not an Account Receivable which in any way fails to meet or violates any warranty, representation or covenant contained in this Agreement or any Related Agreement relating directly or indirectly to such Borrower's Accounts Receivable;

         (1) the Account Debtor thereunder is not located in the State of Indiana, New Jersey or Minnesota; provided, however, that such restriction shall not apply to an Account Receivable if at the time the Account Receivable was created and at all times thereafter (a) such Borrower had filed and has maintained effective a current Notice of Business Activities Report with the appropriate office or agency of the State of Indiana, New Jersey or Minnesota, as applicable or (b) such Borrower was and has continued to be exempt from the filing of such Report and has provided Lender with satisfactory evidence thereof;

         (1) it arises in the ordinary course of such Borrower's business;

         (1) if the Account Debtor is the United States of America or any department, agency or instrumentality thereof, such Borrower has complied with the provisions of Section 3.2(f), as applicable;

         (1) if Lender has established a credit limit for an Account Debtor, the aggregate dollar amount of Accounts Receivable due from such Account Debtor, including such Account Receivable, does not exceed such credit limit;

         (1) the Accounts Receivable of the Account Debtor obligated on such Account Receivable do not exceed forty percent (40%) of the total Accounts Receivable of such Borrower; provided that Accounts Receivable shall be ineligible pursuant to this clause (17) only to the extent that they exceed the applicable percentage limit set forth herein; and

         (1) if the Account Receivable is evidenced by chattel paper or an instrument, (a) Lender shall have specifically agreed in writing to include such Account Receivable as an Eligible Account Receivable, (b) only payments then due and payable under such chattel paper or instrument shall be included as an Eligible Account Receivable and (c) the original of such chattel paper or instrument has been endorsed and/or assigned and delivered to Lender in a manner satisfactory to Lender.

An Account Receivable which is at any time an Eligible Account Receivable, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be an Eligible Account Receivable. Further, with respect to any Account Receivable, if Lender at any time or times hereafter determines in its sole and absolute discretion that the prospect of payment or performance by the Account Debtor with respect thereto is or will be impaired for any reason whatsoever, notwithstanding anything to the contrary contained above, such Account Receivable shall forthwith cease to be an Eligible Account Receivable.

         "Eligible Inventory" means, with respect to either Borrower, Inventory of such Borrower which meets the following requirements:

         (1) it is owned by such Borrower, and is not Inventory with respect to which Lender does not have a first priority perfected security interest and is not subject to any prior assignment, claim or Lien, other than (a) a Lien in favor of Lender and (b) Liens consented to by Lender in writing;

         (2) if it is held for sale or lease or furnishing under contracts of service, it is (except as Lender may otherwise consent in writing) new and unused;

         (3) except as Lender may otherwise consent, it is in the possession and control of such Borrower and is not placed on consignment; provided, however, that if it is stored on premises leased by such Borrower, Lender is in possession of a landlord's waiver, in form and substance satisfactory to Lender, duly executed by the owner of such premises;

         (4) if it is in the possession or control of a bailee, warehouseman, processor or other Person other than such Borrower, Lender is in possession of such agreements, instruments and documents as Lender may require (each in form and content acceptable to Lender and duly executed, as appropriate, by the bailee, warehouseman, processor or other Person in possession or control of such Inventory, as applicable) including but not limited to warehouse receipts in Lender's name covering such Inventory and a bailee's waiver, processor's waiver or landlord's waiver, as applicable, in each case in form and substance satisfactory to Lender;

         (5) it is not Inventory produced in violation of the Fair Labor Standards Act and subject to the "hot goods" provisions contained in Title 29 U.S.C. ss. 215 or any successor statute or section;

         (6) it is not (i) packaging or shipping materials, (ii) goods used in connection with maintenance or repair of such Borrower's business, properties or assets or (iii) general supplies;

         (7) it is not Inventory which in any way fails to meet or violates any warranty, representation or covenant contained in this Agreement or any Related Agreement relating directly or indirectly to such Borrower's Inventory; and

         (8) Lender has not determined in its sole and absolute discretion that it is unacceptable due to age, type, category, quality and/or quantity.

Inventory of either Borrower which is at any time Eligible Inventory but which subsequently fails to meet any of the foregoing requirements shall forthwith cease to be Eligible Inventory.

         "Environmental Laws" means the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, the Toxic Substances Control Act, and any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree or other requirement regulating, relating to, or imposing liability or standards of conduct (including, but not limited to, permit requirements, and emission or effluent restrictions) concerning any Hazardous Materials or any hazardous, toxic or dangerous waste, substance or constituent, or any pollutant or contaminant or other substance, whether solid, liquid or gas, as now or at any time hereafter in effect.

         "Environmental Lien" means a Lien in favor of any governmental entity for (1) any liability under any Environmental Law or (2) damages arising from or costs incurred by such governmental entity relating to a spillage, disposal, release or threatened release into the environment of any Hazardous Material or other hazardous, toxic or dangerous waste, substance or constituent, or any pollutant or contaminant or other substance, whether solid, liquid or gas.

         "Equipment" means all equipment of either Borrower of every description, including, without limitation, fixtures, furniture, vehicles and trade fixtures, together with any and all accessions, parts and equipment attached thereto or used in connection therewith, and any substitutions therefor and replacements thereof.

         "Equipment Credit Termination Date" means that date which is one (1) year and two hundred seventy (270) days from the Closing Date.

         "Equipment Credit" means the credit facility in the maximum principal amount of Three Million Eight Hundred Thousand Dollars ($3,800,000) established by Lender for Borrowers pursuant to Section 2.3 under which, subject to the terms and conditions set forth in Sections 2.3, 8.1 and 8.2, Lender may make one or more Equipment Loans to Borrowers.

         "Equipment Loan" has the meaning ascribed to such term in Section 2.3.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed to also refer to any successor sections.

         "ERISA Affiliate" means any corporation, partnership, or other trade or business (whether or not incorporated) that is, along with any Loan Party, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in Sections 414(b) and 414(c), respectively, of the Code or Section 4001 of ERISA, or a member of the same affiliated service group within the meaning of Section 414(m) of the Code.

         "Eurodollar Office" means, relative to Lender, the office of Lender designated as such below its signature hereto (or, in the case of an assignee, in the assignment executed by it) or such other office of Lender as designated from time to time by notice from Lender to Holdings, whether or not outside the United States, which shall be making or maintaining Eurodollar Rate Loans of Lender hereunder.

         "Eurodollar Rate" means, relative to the Interest Period for each Eurodollar Rate Loan comprising all or any part of the same advance, the rate of interest equal to the average (rounded upwards, if necessary, to the nearest 0.0625%) of the rates per annum at which Dollar deposits in immediately available funds are offered to Lender's Eurodollar Office in the interbank eurodollar market as at or about 10:00 a.m., Chicago time, two Business Days prior to the beginning of such Interest Period, for delivery on the first day of such Interest Period, in an amount approximately equal or comparable to the amount of Lender's Eurodollar Rate Loan comprising part of such advance and for a period equal to such Interest Period.

         "Eurodollar Rate (Adjusted)" means, relative to any portion of a Loan to be made, continued, or maintained as, or converted into, a Eurodollar Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 0.0625%) determined pursuant to the following formula:

                  Eurodollar Rate (Adjusted)         =       Eurodollar Rate
                                                           --------------------
                                                            1 - the Eurodollar

         "Eurodollar Rate Loan" means a Loan bearing interest, at all times during the Interest Period applicable to such Loan, at a rate of interest determined by reference to the Eurodollar Rate (Adjusted).

         "Eurodollar Reserve Percentage" means, relative to each Interest Period, a percentage (expressed as a decimal) equal to the daily average during such Interest Period of the percentages in effect on each day of such Interest Period, as prescribed by the F.R.S. Board, for determining the maximum reserve requirements applicable to "Eurocurrency Liabilities" pursuant to Regulation D or any other applicable regulation of the F.R.S. Board which prescribes reserve requirements applicable to "Eurocurrency Liabilities" as currently defined in Regulation D.

         "Event of Default" has the meaning ascribed to such term in Section
6.1.

         "Existing Loan Agreement" - see Preliminary Statement.

         "Existing Revolving Credit" - see Preliminary Statement.

         "Existing Term Loan" - see Preliminary Statement.

         "Excluded Taxes" means taxes imposed on the net income of Lender or imposed on Lender by reason of Lender being engaged in a trade or business in the United States or having a fixed place of business therein.

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "Fiscal Quarter" means any fiscal quarter of a Fiscal Year.

         "Fiscal Year" means, in respect of any Loan Party, any period of twelve
(12) consecutive calendar months ending on the

31st day of July. References to a Fiscal Year with a number corresponding to any calendar year; e.g., "Fiscal Year 1996" refers to the Fiscal Year ending on the 31st day of July occurring during such calendar year.

         "Fixtures" means all fixtures of either Borrower of every description and all substitutions and replacements of any thereof.

         "GAAP" means generally accepted accounting principles as applied in the preparation of the audited consolidated financial statement of Holdings referred to in Section 4.6.

         "General Intangibles" means all of either Borrower's general intangibles and intangible personal property, including things in action, causes of action and all other personal property of such Borrower of every kind and nature (other than accounts, inventory, equipment, chattel paper, documents, instruments and money), including, without limitation, corporate or other business records, inventions, designs, patents, patent applications, trademarks, trademark applications, trade names, trade styles, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, claims against carriers and shippers, guarantee claims, security interests, security deposits or other security held by or granted to such Borrower to secure any payment from an Account Debtor, and any rights to indemnification.

         "Hazardous Materials" means any toxic substance, hazardous substance, hazardous material, hazardous chemical or hazardous waste defined or qualifying as such in (or for the purposes of) any Environmental Law, or any pollutant or contaminant, and shall include, but not be limited to, petroleum, including crude oil or any fraction thereof which is liquid at standard conditions of temperature or pressure (60 degrees Fahrenheit and 14.7 pounds per square inch absolute), any radioactive material, including, but not limited to, any source, special nuclear or by-product material as defined at 42 U.S.C. ss. 2011 et seq., as amended heretofore or hereafter, polychlorinated biphenyls, and asbestos in any form or condition.

         "Indebtedness" of any Person means, without duplication, (i) any obligation of such Person for borrowed money, including, without limitation, (a) any obligation of such

Person evidenced by bonds, debentures, notes or other similar debt instruments and (b) any obligation for borrowed money which is non-recourse to the credit of such Person but which is secured by a Lien on any asset of such Person, (ii) any obligation of such Person for the deferred purchase price of any property or services, except Trade Accounts Payable, (iii) any obligation of such Person as lessee under a Capitalized Lease and (iv) any Indebtedness of another Person secured by a Lien on any asset of such first Person, whether or not such Indebtedness is assumed by such first Person. For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or joint venturer.

         "Interest Period" means, relative to any Eurodollar Rate Loan, the period from the date on which such Eurodollar Rate Loan is made or continued as, or converted into, a Eurodollar Rate Loan pursuant to Section 2.19 or 2.20, and, unless the maturity of such Eurodollar Rate Loan is accelerated, the day which numerically corresponds to such date one, two or three months thereafter, as Holdings, on behalf of the applicable Borrower, may select in its relevant notice pursuant to Section 2.19 or 2.20; provided that:

                  (a) with respect to either Borrower's Eurodollar Rate Loans, Holdings shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than four different dates;

                  (b) if there exists no numerically corresponding day in such month, such Interest Period shall end on the last Business Day of such month;

                  (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is a Business Day falling in a new calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

                  (d) Holdings shall not be permitted to select, and there shall not be applicable, any Interest Period that would end later than the Credit Termination Date.

         "Inventory" means any and all of either Borrower's inventory and goods (including, without limitation, inventory and goods in transit), wheresoever located which are or may at any time be leased by such Borrower to a lessee, held for sale or lease, furnished under any contract of service, or held as raw materials, work in process, or supplies or materials used or consumed in such Borrower's business, or which are held for use in connection with the manufacture, packing, shipping, advertising, selling or finishing of such inventory and goods, and all inventory and goods the sale or other disposition of which has given rise to an Account Receivable, Contract Right, General Intangible, instrument or chattel paper which are returned to and/or repossessed and/or stopped in transit by such Borrower or Lender or any agent or bailee of either of them, and all documents of title or other documents representing the same.

         "Investment" of any Person means any investment, made in cash or by delivery of any kind of property or asset, in any other Person, whether by acquisition of shares of stock or similar interest, Indebtedness or other obligation or security, or by loan, advance or capital contribution, or otherwise.

         "L/C Draft" means a draft drawn on Lender pursuant to a Letter of Credit.

         "Lender" -- See Preamble.

         "Letter of Credit" means a letter of credit issued by Lender on the Application of Holdings, on behalf of the applicable Borrower.

         "Letter of Credit Obligations" means at any time an amount equal to the sum of (i) the aggregate amount available to be drawn under outstanding Letters of Credit, plus (ii) all amounts drawn, but not yet reimbursed, under Letters of Credit, plus (iii) the aggregate outstanding face amount of all accepted but unpaid L/C Drafts.

         "Liabilities" means all of the liabilities, obligations and indebtedness of the Loan Parties to Lender of any kind or nature, however created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, and including but not limited to (i) each Borrower's obligations under any Note, (ii) each Loan Party's obligations under this Agreement, (iii) each Borrower's obligations with respect to any Loan, Letter of Credit or any Application therefor, (vi) interest, charges, expenses, Attorneys' Fees and other sums chargeable to the Loan Parties by Lender under this Agreement or any Related Agreement and (v) the obligations of the Loan Parties under any Related Agreement, including obligations of performance. "Liabilities" shall also include any and all amendments, extensions or renewals of any of the foregoing.

         "Lien" means any mortgage, pledge, hypothecation, judgment lien or similar legal process, title retention lien, or other lien, encumbrance or security interest, including, without limitation, the interest of a vendor under any conditional sale or other title retention agreement and the interest of a lessor under any Capitalized Lease.

         "Loan" means (i) any Revolving Loan which may be made pursuant to
Section 2.1, (ii) the Term Loan made pursuant to Section 2.2, (iii) any Equipment Loan which may be made pursuant to Section 2.3 and (iv) any other loan or advance made to either Borrower by Lender under or pursuant to this Agreement.

         "Loan Account" has the meaning ascribed to such term in Section 2.7.

         "Loan Party" -- see "Preamble."

         "Margin Stock" has the meaning ascribed to such term in Regulation U of the Federal Reserve Board or any regulation substituted therefor, as in effect from time to time.

         "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is maintained for employees of any Loan Party, any other Obligor or any ERISA Affiliate.

         "Note" means any promissory note of either Borrower evidencing any Loan made by Lender to such Borrower pursuant to this Agreement, together with any renewals or extensions thereof, in whole or in part, and amendments and modifications thereto.

         "Obligor" means each Loan Party and each other Person who shall become primarily or secondarily liable on any of the Liabilities, or who grants to Lender a Lien on any property of such Person as security for any of the Liabilities, unless and until any liability of such Person or the Lien granted by such Person, as the case may be, has been fully and completely discharged pursuant to this Agreement and the Related Agreements or has been released by Lender in writing.

         "Occupational Safety and Health Law" means the Occupational Safety and Health Act of 1970, as amended, and any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning employee health and/ or safety.

         "Over Advance" has the meaning ascribed to such term in Section 2.12.

         "Overdraft Loan" has the meaning ascribed to such term in Section 2.11.

         "Participant" means any Person, now or at any time or times hereafter, participating with Lender in the Loans made to Borrower pursuant to this Agreement or any Related Agreement.

         "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         "Pension Plan" means a "pension plan," as such term is defined in
Section 3(2) of ERISA, which is subject to the provisions of Title IV of ERISA (other than a Multiemployer Plan) and to which any Loan Party, any other Obligor or any ERISA Affiliate may have any liability, including any liability by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

         "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, or government (whether national, federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

         "Reference Rate" means, at any time and from time to time, the rate per annum then most recently announced by Lender at its head office as its reference rate. The Reference Rate is not necessarily intended to be the lowest rate of interest determined by Lender in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Reference Rate Loans shall take effect simultaneously with each change in the Reference Rate. Lender shall give notice promptly to Holdings of changes in the Reference Rate.

         "Reference Rate Loan" means a Loan bearing interest at a fluctuating rate determined by reference to the Reference Rate.

         "Regulatory Change" means, relative to Lender:

         (a) any change after the Closing Date in (or the adoption, implementation, phase-in or commencement of effectiveness of) any applicable law, guideline or request (whether or not having the force of law); or

         (b) any change after the Closing Date in the application to Lender of any applicable law, guideline or request (whether or not having the force of law), including a determination by Lender to apply the requirements of changes to Regulations H and Y of the F.R.S. Board issued on January 19, 1989 and the regulations of the Comptroller of the Currency, 12 CFR Part 3, Appendix A, issued on January 27, 1989 to its Loans hereunder.

         "Related Agreement" means any agreement, instrument or document (including, without limitation, notes, guarantees, mortgages, deeds of trust, chattel mortgages, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, financing statements, subordination agreements, trust account agreements and all other written matter) heretofore, now, or hereafter delivered to Lender with respect to or in connection with or pursuant to this Agreement or any of the Liabilities, and executed by or on behalf of any Loan Party or any other Obligor.

         "Related Party" means and includes the following Persons: (i) each Borrower, (ii) Holdings, (iii) CSHC, (iv)

Cortelco, (v) any Subsidiary of any Loan Party, Cortelco or CSHC and (vi) any Person (A) which directly or indirectly through one or more intermediaries controls, or is controlled by, any Loan Party, Cortelco or CSHC or a Subsidiary of any Loan Party, Cortelco or CSHC (B) which beneficially owns or holds twenty percent (20%) or more of the equity interest of any Loan Party, Cortelco or CSHC or a Subsidiary of any Loan Party, Cortelco or CSHC or (C) twenty percent (20%) or more of the equity interest of which is beneficially owned or held by any Loan Party, Cortelco or CSHC or a Subsidiary of any Loan Party, Cortelco or CSHC. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Reportable Event" has the meaning given to such term in ERISA.

         "Revolving Credit" means the credit facility in the maximum principal amount of Twenty-Five Million Dollars ($25,000,000) established by Lender for Borrowers pursuant to Section 2.1 under which, subject to the terms and conditions set forth in Sections 2.1, 8.1 and 8.2, Lender may make one or more Revolving Loans to Borrowers.

         "Revolving Credit Amount" means

         (1) with respect to CMC California, the sum of Seven Million Dollars ($7,000,000), representing the maximum amount of Revolving Loans which Lender may make available to CMC California under this Agreement (unless such amount is increased by Lender in its sole discretion at Holdings' request); and

         (2) with respect to CMC Mississippi, the sum of Eighteen Million Dollars ($18,000,000), representing the maximum amount of Revolving Loans which Lender may make available to CMC Mississippi under this Agreement (unless such amount is increased by Lender in its sole discretion at Holdings' request).


         "Revolving Eurodollar Rate Margin" shall mean the per annum marginal interest rate set forth below as determined by the corresponding Debt Service Coverage Ratio determined as of January 31st and July 31st in each year for the four (4) Fiscal Quarters then ended.

                  Revolving Eurodollar Rate Margin       Debt Coverage Ratio
                                 2.50%                     1.00 or less
                                 2.25%                     1.15 to 1.01
                                 2.00%                     1.25 to 1.16
                                 1.75%                     1.26 or greater

         "Revolving Loan" has the meaning ascribed to such term in Section 2.1.

         "Revolving Loan Availability" means

         (1) with respect to CMC California, the lesser of (a) the Revolving Credit Amount applicable to CMC California minus the Letter of Credit Obligations of CMC California and (b) the Borrowing Base of CMC California minus the Letter of Credit Obligations of CMC California; and

         (2) with respect to CMC Mississippi, the lesser of (a) the Revolving Credit Amount applicable to CMC Mississippi minus the Letter of Credit Obligations of CMC Mississippi and (b) the Borrowing Base of CMC Mississippi minus the Letter of Credit Obligations of CMC Mississippi.

         "Revolving Reference Rate Margin" shall mean the per annum marginal interest rate set forth below as determined by the corresponding Debt Service Coverage Ratio determined as of January 31st and July 31st of each year for the four (4) Fiscal Quarters then ended.

                  Revolving Reference Rate Margin    Debt Coverage Ratio
                                 50%                   1.00 or less
                                 0.00%                 1.15 to 1.01
                                 0.00%                 1.25 to 1.16
                                 0.00%                 1.26 or greater

         "Standby Letter of Credit" means any Letter of Credit which is not a Commercial Letter of Credit.

         "Subordinated Debt" means that portion of any liabilities, obligations or Indebtedness of any Loan Party which contains terms satisfactory to Lender and is subordinated, in a manner satisfactory to Lender, as to right and time of payment of principal and interest thereon, to all of the Liabilities.

         "Subsidiary" means, as to any Person, any other Person of which or in which such Person owns, directly or indirectly, fifty percent (50%) or more of
(i) the combined voting power of all classes of stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such Person, if it is a corporation, (ii) the capital interest or profits interest of such Person, if it is a partnership, joint venture or similar entity or (iii) the beneficial interest of such Person, if it is a trust, association or other unincorporated organization.

         "Supplemental Documentation" has the meaning ascribed to such term in
Section 3.5.

         "Tangible Net Worth" means at any time with respect to any Loan Party , the total of shareholders' equity (including capital stock, paid-in capital and retained earnings after deducting treasury stock) of such Loan Party and its consolidated Subsidiaries (if any) calculated in accordance with GAAP, plus the principal amount of any Subordinated Debt less the sum of the total amount of all intangible assets and less Investments in or loans to Persons other than such Loan Party's consolidated Subsidiaries, other than marketable securities and, in the case of Holdings, its existing Investment in Cortelco. "Intangible assets," as used herein, shall include, without limitation, unamortized debt discount and expense, unamortized deferred charges and goodwill.

         "Taxes" means all excise and other taxes, levies, imposts, duties, charges or fees imposed on Lender with respect to payments by any Loan Party to Lender by the United States or any political subdivision thereof.

         "Term Eurodollar Rate Margin" shall mean the per annum marginal rate of interest set forth below as determined by the corresponding Debt Coverage Ratio determined as of January 31st and July 31st of each year for the four (4) Fiscal Quarters then ended.

                     Term Eurodollar Rate Margin    Debt Coverage Ratio
                                 2.625%                1.00 or less
                                 2.375%                1.15 to 1.01
                                 2.25%                 1.25 to 1.16
                                 2.00%                 1.26 or greater

         "Term Reference Rate Margin" shall mean the per annum marginal rate of interest set forth below as determined by the corresponding Debt Coverage Ratio determined as of January 31 and July 31st of each year for the four (4) Fiscal Quarters then ended.

                  Term Reference Rate Margin         Debt Coverage Ratio
                                 .625%                  1.00 or less
                                 .125%                  1.15 to 1.01
                                0.00%                   1.25 to 1.16
                                0.00%                   1.26 or greater

         "Term Loan" has the meaning ascribed to such term in Section 2.2.

         "Third Party Collateral" means any property of any Person other than Borrowers which secures payment or performance of any Liabilities.

         "Trade Accounts Payable" of any Person means trade accounts payable of such Person in accordance with GAAP incurred in the ordinary course of such Person's business.

         "UCC" means the Uniform Commercial Code as in effect in the State of Illinois, and any successor statute, together with any regulations thereunder, in each case as in effect from time to time. References to sections of the UCC shall be construed to also refer to any successor sections.

         "Unmatured Event of Default" means any event or condition which, with the lapse of time or giving of notice to Holdings or both, would constitute an Event of Default.

         OTHER DEFINITIONAL PROVISIONS. Unless otherwise defined or the context otherwise requires, all financial and accounting terms used herein or in any certificate or other document made or delivered pursuant hereto shall be defined in accordance with GAAP. Unless otherwise defined therein, all terms defined in this Agreement shall have the defined meanings when used in any Note or in any certificate or other document made or delivered pursuant hereto. Terms used in this Agreement which are defined in any Supplement or Exhibit hereto shall, unless the context otherwise indicates, have the meanings given them in such Supplement or Exhibit. Other terms used in this Agreement shall, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.

         INTERPRETATION OF AGREEMENT. A Section, an Exhibit, a Schedule or an Annex is, unless otherwise stated, a reference to a section hereof, an exhibit hereto, a schedule hereto or an Annex hereto, as the case may be. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement. The words "hereof," "herein," "hereto" and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

         COMPLIANCE WITH FINANCIAL RESTRICTIONS. Compliance with each of the financial ratios and restrictions contained in Section 5.27 shall, except as otherwise provided therein, be determined in accordance with GAAP consistently followed for the period or periods involved.

         LOANS; LETTERS OF CREDIT; OTHER MATTERS.

         REVOLVING LOANS. Lender hereby establishes the Revolving Credit pursuant to which, subject to fulfillment to Lender's satisfaction on or before the Closing Date of all conditions precedent set forth in Section 8.1 and
Section 8.2 and to all other terms and conditions of this Agreement and the Related Agreements, and in reliance upon the representations and warranties of the Loan Parties and each other Obligor set forth herein and in the Related Agreements, Lender agrees to make such loans or advances (individually each a "Revolving Loan" and collectively the "Revolving Loans") to either Borrower from time to time as Holdings, on behalf of such Borrower, may from time to time request, up to, but not in excess of, such Borrower's Revolving Loan Availability. Revolving Loans made by Lender may be repaid and, subject to the terms and conditions hereof, reborrowed unless the Revolving Credit extended under this Agreement is otherwise terminated as provided in this Agreement. The Revolving Credit shall terminate on the Credit Termination Date, and all then outstanding Revolving Loans shall be repaid in full on such date; provided, however, that in the event that at any time the aggregate outstanding principal balance of all Revolving Loans to either Borrower exceeds such Borrower's Revolving Loan Availability, such Borrower shall, unless Lender shall otherwise consent, without notice or demand of any kind, immediately make such repayments of the Revolving Loans to such Borrower or take such other actions as shall be necessary to eliminate such excess; provided, further, that any Revolving Loans may, at the election of Holdings, on behalf of the applicable Borrower, be repaid, in whole or in part, at any time prior to such date without premium or penalty. Notwithstanding any other provision of this Agreement, however, the sum of the aggregate outstanding principal balance of the Revolving Loans plus all Letter of Credit Obligations shall not exceed Twenty-Five Million Dollars ($25,000,000) and the sum of the aggregate principal balance of the Revolving Loans to either Borrower plus all Letter of Credit Obligations of such Borrower shall not exceed Seven Million Dollars ($7,000,000) in the case of CMC California and Eighteen Million Dollars ($18,000,000) in the case of CMC Mississippi; provided, however, that the foregoing shall not limit the right of Lender, in its sole and absolute discretion, to advance Revolving Loans to Borrowers pursuant to the provisions of Section 2.6(b), 2.6(c), 2.6(e), 2.8, 3.2(c), 5.5, 5.6, 5.22, 7.4, 10.3, 10.4 or any other provision of this Agreement or any Related Agreement that permits Lender to advance Revolving Loans to Borrowers even if one or more of the conditions precedent set forth in Section
8.1 or 8.2 has not then been fulfilled.

         TERM LOAN.

         (a) Subject to fulfillment to Lender's satisfaction on or before the Closing Date of all conditions precedent relative thereto set forth in Sections 8.1 and 8.2 and to all other terms and conditions of this Agreement and the Related Agreements, and in reliance upon the warranties of the Loan Parties and each other Obligor set forth herein and in the Related Agreements, Lender agrees to make a loan (the "Term Loan") to CMC Mississippi on the Closing Date in the amount of Five Million Nine Hundred Forty-One Thousand Six Hundred Sixty-Six Dollars and 73 cents ($5,941,666.73), which shall constitute an extension and renewal of the Existing Term Loan.

         (a) Unless otherwise required to be sooner repaid pursuant to clause
         (c) of this Section 2.2 or any other provision of this Agreement, the principal of the Term Loan shall be repaid in Fifty-Five (55) monthly installments of One Hundred Eight Thousand Three Hundred Thirty-Three Dollars and 33 cents ($108,333.33) each (except that the 55th and final monthly installment shall be in the amount of Ninety-One Thousand Six Hundred Sixty-Six Dollars and 91 cents ($91,666.91) or such lesser or greater amount as is then required to pay the principal of, and all accrued and unpaid interest on, the Term Loan in full), commencing on October 1, 1996 and continuing on the first day of each month thereafter until the Term Loan is paid in full. Notwithstanding the foregoing, if the Revolving Credit is not renewed or extended, the entire outstanding principal balance of the Term Loan shall be due and payable on the Credit Termination Date.

         (a) Notwithstanding the foregoing, if not theretofore repaid in full, the outstanding principal balance of the Term Loan, and all accrued and unpaid interest thereon, shall be due and payable in full on the Credit Termination Date.

         (a) CMC Mississippi may, upon at least ten (10) Business Days' prior notice to Lender, prepay the outstanding principal balance of the Term Loan in whole or in part without any premium or penalty. Any partial prepayment of principal shall be in a minimum amount of the lesser of (i) the outstanding principal balance of the Term Loan and (ii) Fifty Thousand Dollars ($50,000) or an integral multiple thereof, and shall be applied to the unpaid installments of the Term Loan in the inverse order of their maturities. Any principal of the Term Loan which is repaid may not be reborrowed. A prepayment of the Term Loan may be made with the proceeds of a Revolving Loan only, if immediately before and after giving effect to such prepayment, no Event of Default or Unmatured Event of Default then exists or would result therefrom.

         EQUIPMENT CREDIT.

         (a) Lender hereby establishes the Equipment Credit pursuant to which, subject to fulfillment to Lender's satisfaction on or before the Closing Date of all conditions precedent set forth in Sections 8.1 and
         8.2 and subject as to each Equipment Loan to the fulfillment to Lender's satisfaction of the additional conditions precedent set forth in clause (b) below, and subject to all other terms and conditions of this Agreement and the Related Agreements, and in reliance upon the representations and warranties of the Loan Parties and each other Obligor set forth herein and in the Related Agreements, during the period commencing on the Closing Date and ending on the Equipment Credit Termination Date, Lender agrees to make such loans (individually an "Equipment Loan" and collectively the "Equipment Loans") to either Borrower from time to time as Holdings, on behalf of such Borrower, may from time to time request to finance the purchase of Equipment by such Borrower, provided that (i) the amount of each Equipment Loan shall not exceed seventy-five percent (75%) of the invoiced purchase price (net of taxes, freight, installation charges and other "soft" costs) of the Equipment being purchased with the proceeds thereof and (ii) the aggregate amount of Equipment Loans obtained by Borrowers hereunder shall not exceed Three Million Eight Hundred Thousand Dollars ($3,800,000).

         (a) In addition to the conditions precedent set forth in Sections 8.1 and 8.2, each Equipment Loan will be made by Lender to either Borrower only if Lender has approved in all respects the proposed Equipment purchase. Without limiting in any way Lender's discretion in regard to the granting of such approval or in regard to the conditions that Lender may require to be satisfied in connection with the granting of such approval, Lender will not in any event make any Equipment Loan to either Borrower unless and until:

             (i) Holdings, on behalf of such Borrower, has notified Lender in writing at least twenty (20) days prior to the date on which such Borrower desires to obtain such Equipment Loan of its request for such Equipment Loan, which notice shall specify the desired amount of the requested Equipment Loan (to be in a minimum amount of One Million Dollars ($1,000,000) or integral multiples thereof) and the desired disbursement date and shall describe the Equipment to be acquired and attach a copy of the invoice to be issued in connection with the purchase of such Equipment together with proforma projected financial statements demonstrating that the Loan Parties will be in compliance with the financial covenants set forth in Annex A hereto after giving effect to such Equipment Loan and proposed Equipment purchase.

             (i) Holdings, on behalf of such Borrower, shall have provided to Lender such documentation and information concerning the Equipment to be acquired as Lender shall request, including, without limitation, if Lender so requests, an appraisal performed by an appraiser and using a methodology satisfactory to Lender.

             (i) Lender, if it so requests, shall have had an opportunity to inspect the Equipment to be acquired.

             (i) such Borrower shall have taken all action as Lender may request to establish for Lender a valid and perfected Lien in such Equipment to be acquired, free and clear of any Liens other than in favor of Lender and as approved by Lender in writing.

             (i) Holdings, on behalf of such Borrower, shall have delivered or telecopied to Lender a Borrowing Request (1) with respect to a Eurodollar Rate Loan at or before 10:00 a.m. Chicago time not less than 3 or greater than 5 Business Days' prior to the Business Day such Eurodollar Rate Loan is to be made and (2) with respect to a Reference Rate Loan, at or before 10:00 a.m. Chicago time on the Business Day such Reference Rate Loan is to be made.

         (a) On the Equipment Credit Termination Date, Borrowers' right to obtain Equipment Loans shall terminate. Unless otherwise required to be sooner repaid pursuant to clause (d) of this Section 2.3 or any other provision of this Agreement, the principal of each Equipment Loan shall be repaid in seventy-two (72) equal monthly installments (except that the 72nd and final monthly installment shall be in such lesser or greater amount as is then required to pay the principal of, and all accrued and unpaid interest on, such Equipment Loan in full), commencing on the first day of the month immediately following the funding of such Equipment Loan and continuing on the first day of each month thereafter until such Equipment Loan is paid in full. Notwithstanding the foregoing, if the Revolving Credit is not renewed or extended, the entire outstanding principal balance of all Equipment Loans shall be due and payable on the Credit Termination Date.

         (a) Notwithstanding the foregoing, if not theretofore repaid in full, the outstanding principal balance of the Equipment Loans, and all accrued and unpaid interest thereon, shall be due and payable in full on the Credit Termination Date.

         (a) Either Borrower may, upon at least ten (10) Business Days' prior notice to Lender, prepay the outstanding principal balance of the Equipment Loans to such Borrower in whole or in part without any premium or penalty. Any partial prepayment of principal shall be in a minimum amount of the lesser of (i) the aggregate outstanding principal balance of the Equipment Loans to such Borrower and (ii) Fifty Thousand Dollars ($50,000) or an integral multiple thereof, and shall be applied to the unpaid installments of the Equipment Loans to such Borrower in the inverse order of their maturities (and on a pro rata basis as among the outstanding Equipment Loans to such Borrower). Any principal of the Equipment Loans which is repaid may not be reborrowed. A prepayment of the Equipment Loans may be made with the proceeds of a Revolving Loan only if immediately before and after giving effect to such prepayment, no Event of Default or Unmatured Event of Default then exists or would result therefrom.

               USE OF LOAN PROCEEDS . On the Closing Date, all advances to CMC Mississippi outstanding under the Existing Revolving Credit (the aggregate principal amount of which is _____________ Dollars ($____________)) shall be deemed to be Revolving Loans to CMC Mississippi outstanding under the Revolving Credit established hereunder, and the Term Loan shall extend and renew the Existing Term Loan (the aggregate principal amount of which is Five Million Nine Hundred Forty-One Thousand Six Hundred Sixty-Six Dollars and 73 cents ($5,941,666.73). Unless otherwise approved by Lender, the proceeds of all other Revolving Loans to either Borrower shall be used by such Borrower for its working capital purposes, to make capital improvements and to fund loans and advances to the other Borrower to the extent permitted by Section 5.18; and the proceeds of Equipment Loans to either Borrower shall be used by such Borrower to purchase Equipment as provided in Section 2.3; provided, however, that in any event, the proceeds of each Loan to either Borrower shall be used by such Borrower in a manner consistent with Section 5.25 and all other terms and conditions of this Agreement and the Related Agreements, such Borrower's Certificate of Incorporation and By-Laws as then in effect and all applicable laws.

               NO LIMITATIONS AS TO COLLATERAL, ETC . The Loan Parties agree that nothing contained in this Agreement (i) shall be construed as Lender's agreement to resort or look to a particular type or item of collateral as security for any specific Loan or advance or in any way limit Lender's right to resort to any or all of the Collateral as security for any of the Liabilities,
(ii) shall be deemed to limit or reduce any lien on or any security interest in or upon any portion of the Collateral or other security for the Liabilities or
(iii) shall supersede Section 2.13 of this Agreement.

         LETTERS OF CREDIT.


         (a) In addition to Loans made pursuant to Sections 2.1, 2.2 and 2.3 but subject to satisfaction of the conditions precedent set forth in
         Section 8.1 and Section 8.2, prior to the termination of the Credit on the Credit Termination Date, Lender will, upon receipt of duly executed Applications from Holdings, on behalf of either Borrower, and such other documents, instruments and/or agreements as Lender may require, issue Letters of Credit for the account of such Borrower on such terms as are satisfactory to Lender, provided, however, that Lender shall not be required to issue any Letter of Credit for the account of such Borrower at any time:

                  (i) if, before or after giving effect to such Letter of Credit, (A) the Letter of Credit Obligations of such Borrower would exceed the lesser of (1) the Revolving Credit Amount applicable to such Borrower minus the outstanding principal balance of the Revolving Loans to such Borrower, (2) the Borrowing Base of such Borrower minus the outstanding principal balance of the Revolving Loans to such Borrower or (B) the aggregate Letter of Credit Obligations of Borrowers would exceed Three Million Dollars ($3,000,000); and

                  (i) which has an expiration date which is (A) more than one (1) year after the date of issuance (provided that a Standby Letter of Credit may provide for an annual renewal if such renewal is consented to by Lender and all conditions precedent to the issuance of Letters of Credit are met at the time of such renewal) or (B) after thirty (30) days immediately preceding the Credit Termination Date.

         (a) Each Borrower agrees to pay Lender, on demand, Lender's standard administrative operating fees and charges in effect from time to time for issuing and administering any Letters of Credit for the account of such Borrower. Each Borrower further agrees to pay Lender a commission
         (i) on each Standby Letter of Credit issued for the account of such Borrower and each related L/C Draft accepted by Lender but not yet paid equal to one and three-fourths percent (1-3/4%) per annum (calculated on the basis of a year consisting of 360 days and paid for actual days elapsed) on the aggregate daily average amount available to be drawn under such

         Standby Letter of Credit and unpaid under such L/C Drafts, payable quarterly in arrears; and (ii) in the case of each Commercial Letter of Credit issued for the account of such Borrower, one and three-fourths percent (1-3/4%) of the original face amount of such Commercial Letter of Credit, payable upon the initial draw under, or acceptance of any L/C Draft with respect to, such Letter of Credit. Lender may provide for the payment of any fees, charges or commission due by advancing the amount thereof to the applicable Borrower as a Revolving Loan.

         (a) Each Borrower agrees to reimburse Lender, on demand, for each payment made by Lender under or pursuant to any Letter of Credit issued for the account of such Borrower or any related L/C Draft. Each Borrower further agrees to pay to Lender, on demand, interest at the Default Rate applicable to Revolving Loans on any amount paid by Lender under or pursuant to any Letter of Credit issued for the account of such Borrower or any related L/C Draft from the date of payment until the date of reimbursement to Lender. Lender may provide for the payment of any reimbursement obligations and any interest accrued thereon by advancing the amount thereof to the applicable Borrower as a Revolving Loan, provided, however, that, subject to the conditions precedent set forth in Section 8.2, if at the time Lender makes a payment under or pursuant to a Letter of Credit issued for the account of such Borrower or any related L/C Draft such Borrower's Revolving Loan Availability exceeds the outstanding principal balance of the Revolving Loans to such Borrower by an amount at least equal to such Borrower's reimbursement obligation with respect to such payment, such Borrower hereby authorizes Lender, and Lender will, immediately and without any request by or notice to Holdings or such Borrower, provide for the payment of any reimbursement obligations due to Lender and any interest accrued thereon by making a Revolving Loan to such Borrower in the amount thereof, which reimbursement obligation shall be thereupon satisfied to the extent of the Revolving Loan so made.

         (a) Each Borrower's obligation to reimburse Lender for payments and disbursements made by Lender under any Letter of Credit issued for the account of such Borrower shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which Borrowers may have or have had against Lender or any other Person, including, without limitation, any defense based on the failure of the demand for payment under such Letter of Credit to conform to the terms of such Letter of Credit, the legality, validity, regularity or enforceability of such Letter of Credit, or the identity of the transferee of such Letter of Credit or the sufficiency of any transfer if such Letter of Credit is transferable; provided, however, that Borrowers shall not be obligated to reimburse Lender for any wrongful payment or disbursement made under any Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of Lender or any of its officers, employees or agents.

         (a) Notwithstanding anything to the contrary herein or in any Application, upon the occurrence of an Event of Default, an amount equal to the aggregate amount of the outstanding Letter of Credit Obligations shall, at Lender's option and upon not less than five (5) Business Days' prior written notice by Lender to Holdings (unless the Liabilities shall have been accelerated, in which event no such notice to the Loan Parties shall be required), be deemed (as between Lender and the Loan Parties) to have been paid or disbursed by Lender under the Letters of Credit and L/C Drafts accepted by Lender (notwithstanding that such amounts may not in fact have been so paid or disbursed), and a Revolving Loan to each Borrower in the amount of such Letter of Credit Obligations of such Borrower to have been made and accepted, which Loan shall be immediately due and payable. In lieu of the foregoing, at the election of Lender upon not less than five (5) Business Days' prior written notice by Lender to Holdings at any time after an Event of Default (unless the Liabilities shall have been accelerated, in which event no such notice to the Loan Parties shall be required), each Borrower shall, upon Lender's demand, deliver to Lender cash Collateral equal to the aggregate Letter of Credit Obligations of such Borrower. Any such cash Collateral and/or any amounts received from either Borrower by Lender in payment of the Loan made pursuant to this paragraph (e) shall be held by Lender in such Borrower's Assignee Deposit Account or a separate account appropriately designated as a cash collateral account in relation to this Agreement and the Letters of Credit and shall be retained by Lender as collateral security in respect of, first, such Borrower's Liabilities under or in connection with the Letters of Credit issued for the account of such Borrower and related L/C Drafts and then, all other Liabilities. Such amounts shall not be used by Lender to pay any amounts drawn or paid under or pursuant to any Letter of Credit issued for the account of such Borrower or any related L/C Draft; but may be applied to reimburse Lender for drawings or payments under or pursuant to Letters of Credit issued for the account of such Borrower and related L/C Drafts which Lender has paid, or if no such reimbursement is required, to payment of such other Liabilities as Lender shall determine. Any amounts remaining in any cash collateral account established pursuant to this paragraph
         (e) following payment in full of all Liabilities shall be returned to Borrowers.

         (a) On the Closing Date, all of those letters of credit issued under the Existing Loan Agreement described on Schedule 2.6 (if any) shall be deemed to be Letters of Credit outstanding for the account of CMC Mississippi under this Agreement for all purposes of this Agreement, subject to all of the terms and conditions hereof.

               LOAN ACCOUNT; DEMAND DEPOSIT ACCOUNT. Lender shall establish or cause to be established on its books in each Borrower's name one or more accounts (each a "Loan Account") to evidence Loans made to such Borrower. Lender will credit or cause to be credited to a commercial account ("Demand Deposit Account") maintained by each Borrower at Lender's 231 South LaSalle Street, Chicago, Illinois office the amount of any sums advanced as Loans to such Borrower hereunder. Any amounts advanced as Loans hereunder which are credited to either Borrower's Demand Deposit Account, together with any other amounts advanced to such Borrower as a Loan pursuant to this Agreement, will be debited to the applicable Loan Account of such Borrower and result in an increase in the principal balance outstanding in such Loan Account in the amount thereof.

         INTEREST AND FEES.

                  INTEREST. (a) From the date any Revolving Loan, Term Loan or Equipment Loan is made, converted or continued to the date the principal amount of such Loan is repaid in full, interest shall accrue on the outstanding principal amount of such Loan at a rate per annum determined as follows:

                           (i) in the case of a portion of any Revolving Loan
                  that is a Reference Rate Loan, at a per annum rate equal to the Reference Rate from time to time in effect, plus the Revolving Reference Rate Margin from time to time in effect;

                           (ii) in the case of a portion of any Revolving Loan
                  that is a Eurodollar Rate Loan, during each Interest Period applicable thereto, at a per annum rate equal to the Eurodollar Rate (Adjusted) for such Interest Period, plus the Revolving Eurodollar Rate Margin from time to time in effect;

                           (iii) in the case of a portion of the Term Loan or
                  any Equipment Loan that is a Reference Rate Loan, at a per annum rate equal to the Reference Rate from time to time in effect, plus the Term Reference Rate Margin from time to time in effect; and

                           (iv) in the case of a portion of the Term Loan or
                  any Equipment Loan that is a Eurodollar Rate Loan, during each Interest Period applicable thereto, at a per annum rate equal to the Eurodollar Rate (Adjusted) for such Interest Period, plus the Term Eurodollar Rate Margin from time to time in effect.

                  (b) The Applicable Margins in effect for any date shall be determined based upon the Debt Service Coverage Ratio measured as of the last day of the most recently completed Fiscal Quarter of Holdings ending on January 31st and July 31st of each Fiscal Year for the four
         (4) Fiscal Quarters then ended, with the first measurement date being January 31, 1997; provided that if any change in the Debt Service Coverage Ratio results in an adjustment in the

         Applicable Margins, such adjustment shall become effective on the fifth
         (5th) Business Day following the delivery to Lender of quarterly financial statements demonstrating the need for such adjustment and, as to each Eurodollar Rate Loan outstanding at the time of such delivery, only upon expiration of the then current Interest Period applicable thereto (each such date being referred to as an "adjustment date"); provided further, that notwithstanding the foregoing, the Applicable Margins during the period from the Closing Date to the first adjustment date shall be as follows:

                                    Revolving Eurodollar Rate Margin - 2.50%;
                                    Revolving Reference Rate Margin - .50%;
                                    Term Eurodollar Margin - 2.625%; and
                                    Term Reference Rate Margin - .625%

                  (c) The unpaid amount of any Overdraft or Over Advance shall bear interest at the rates prescribed in Section 2.11 and Section 2.12, respectively.

                  (d) If any Loan or portion thereof is not paid when due, whether by acceleration or otherwise the entire unpaid principal amount of such Loan, at Lender's option, shall bear interest thereafter at the Default Rate until such amount is paid in full.

                  (e) Interest accrued on each Loan shall be payable, without duplication:

                           (i) on the Credit Termination Date;

                           (ii) with respect to any portion of the Term Loan or
                  any Equipment Loan prepaid pursuant to Section 2.2(c) hereof, on the date of such prepayment.

                           (iii) in the case of any Revolving Loan, Term Loan or Equipment Loan;

                                    1.       On that portion of the outstanding
                  principal amount hereof maintained as a Reference Rate Loan, on or prior to the first day of each month; and

                                    2.       On that portion of the outstanding
                  principal amount hereof maintained as a Eurodollar Rate Loan, on the last day of each applicable Interest Period; and

                           (iv) upon acceleration of the Loans pursuant to
                  Section 6.2, immediately upon such acceleration.

                  (f) Whenever any payment shall otherwise be due on a day that is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of the term "Interest Period" with respect to payments on Loans maintained as Eurodollar Rate Loans) be made on the next succeeding Business Day, and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

                  (g) All determinations by Lender of any rate of interest applicable to any Loan or other Liability shall be conclusive absent manifest error.

                      NONUSE FEES.

                  (a) Each Borrower agrees to pay to Lender a fee equal to three-eighths of one percent (.375%) per annum on the daily average amount by which such Borrower's Revolving Credit Amount (Seven Million Dollars ($7,000,000) in the case of CMC California and Eighteen Million Dollars ($18,000,000) in the case of CMC Mississippi) exceeds the outstanding principal balance of all Revolving Loans to such Borrower plus all Letter of Credit Obligations of such Borrower. The fee provided for in this Section 2.8.2(a) shall be payable monthly in arrears on the first day of each month (for the preceding calendar month, or portion thereof), commencing on the first day of the calendar month immediately following the calendar month in which the Closing Date occurs, and on the Credit Termination Date for the period then ended. Lender may provide for the payment of any fee due under this Section 2.8.2(a) by advancing the amount thereof to the applicable Borrowers as a Revolving Loan.

                  (b) Borrowers agree to pay to Lender a fee equal to three-eighths of one percent (.375%) per annum on the daily average amount by which the amount of the Equipment Credit

         (Three Million Eight Hundred Thousand Dollars ($3,800,000)) exceeds the aggregate principal amount of Equipment Loans made by Lender hereunder. The fee provided for in this Section 2.8.2(b) shall be payable monthly in arrears on the first day of such month (for the preceding calendar month, or portion thereof) commencing on the first day of the calendar month immediately following the calendar month in which the Closing Date occurs, and on the Equipment Credit Termination Date for the period then ended. Lender may provide for the payment of any fee due under this Section 2.8.2(b) by advancing the amount thereof to Borrowers as a Revolving Loan.

             CLOSING FEE. Borrowers agree to pay Lender a closing fee of Forty Thousand Dollars ($40,000) on the Closing Date. Such closing fee shall be fully earned when due and not subject to any rebate, refund or proration subsequent to its remittance. With Lender's consent, the amount of the closing fee may be advanced to Borrowers as a Revolving Loan.

             METHOD OF CALCULATING INTEREST AND FEES. Interest on the unpaid principal amount of each Loan shall accrue from and including the date such Loan is made to, but not including, the date such Loan is paid. Interest and any fee shall be calculated on the basis of a year consisting of 360 days and paid for actual days elapsed. Changes in any interest rate provided for herein which are due to changes in the Reference Rate shall take effect on the date of the change in the Reference Rate.

             PAYMENT OF INTEREST AND FEES. Lender may provide for the payment of any unpaid accrued interest and any fees by charging the Demand Deposit Accounts or any other bank accounts maintained by Borrowers with Lender.

         REQUESTS FOR LOANS; BORROWING BASE CERTIFICATES; OTHER INFORMATION.

         (a) Holdings, on behalf of the applicable Borrower, may make a request for a Revolving Loan to such Borrower hereunder by either (i) delivering or telecopying to Lender a Borrowing Request or (ii) giving telephonic notice thereof to Lender, promptly confirmed in writing by transmittal of a Borrowing Request to Lender (1) with respect to a Eurodollar Rate Loan at or before 10:00 a.m. Chicago time on not less than 3 nor more than 5 Business Days' prior notice and (2) with respect to Reference Rate Loans, at or before 12:00 noon, Chicago time on the Business Day that such Reference Rate Loan is to be made. In the case of Reference Rate Loans, each Revolving Loan advance shall be in a minimum principal amount of $200,000 and an integral multiple of $100,000 in excess of that amount, except for Reference Rate Loans made pursuant to Sections 2.6(b), 2.6(c), 2.6(e), 2.8, 3.2(c), 5.5, 5.6,
         5.22, 7.4, 10.3, 10.4 or any other provision of this Agreement or any Related Agreement that permits Lender to advance Revolving Loans to Borrowers. In the case of Eurodollar Rate Loans, each Revolving Loan advance shall be in a minimum principal amount of $1,000,000 and an integral multiple of $500,000 in excess of such amount. Each request for a Revolving Loan advance shall constitute the Loan Parties' representation and warranty to Lender that all of the applicable conditions contained in Section 8.2 hereof have been met and will continue to be met after giving affect to that Revolving Loan advance.

         (a) In the event that Holdings, on behalf of either Borrower, shall at any time, or from time to time, (i) make a request for a Revolving Loan hereunder or (ii) be deemed to have requested an Overdraft Loan, Holdings agrees to forthwith provide Lender with such information, at such frequency and in such format, as is reasonably required by Lender, such information to be current as of the time of such request.

         (a) From and after the date on which Lender makes the initial Revolving Loan or issues the initial Letter of Credit, whichever is the earlier, Holdings, on behalf of Borrowers, further agrees to provide to Lender a current borrowing base certificate at the end of each week and at such other times as Lender may request (a "Borrowing Base Certificate"). Such Borrowing Base Certificate shall be in form and contain such data as Lender may require from time to time, and shall be executed and certified as accurate by such officers or employees of Holdings as Holdings designates in writing to Lender pursuant to duly adopted resolutions of Holdings' Board of Directors authorizing such action.

         (a) Holdings shall provide Lender with documentation satisfactory to Lender indicating the names of those employees of Holdings authorized by Holdings to sign Borrowing Base Certificates and/or to make telephonic requests for Revolving Loans, and/or to authorize disbursement of the proceeds of Revolving Loans by wire transfer or otherwise, and Lender shall be entitled to rely upon such documentation until notified in writing by Holdings of any change(s) in the names of the employees so authorized. Lender shall be entitled to act on the instructions of anyone identifying himself as one of the persons authorized to request Revolving Loans or disbursements of Revolving Loan proceeds by telephone and the Loan Parties shall be bound thereby in the same manner as if the person were actually so authorized. Each Loan Party agrees to indemnify and hold Lender harmless from any and all claims, damages, liabilities, losses, costs and expenses (including Attorneys' Fees) which may arise or be created by the acceptance of instructions by telephone or in writing for making or paying Revolving Loans by wire transfer or otherwise.

         NOTES. Except to the extent a Loan may, in Lender's sole and absolute discretion, be evidenced by a Note, all Loans and payments hereunder shall be recorded on Lender's books, which shall be rebuttably presumptive evidence of the amount of such Loans outstanding at any time hereunder. Lender will account monthly as to all Loans and payments hereunder and, absent demonstrable error, each monthly accounting will be fully binding on Borrowers unless, within fifteen (15) days of Holdings receipt thereof, Holdings shall provide Lender with a specific listing of exceptions. Notwithstanding any term or condition of this Agreement to the contrary, however, the failure of Lender to record the date and amount of any Loan hereunder shall not limit or otherwise affect the obligation of the applicable Borrower to repay any such Loan.

         OVERDRAFTS AND OVERDRAFT LOANS.

         (a) Lender, in its sole and absolute discretion, may (but shall not be obligated to) (i) pay any check or other item drawn on either Borrower's Demand Deposit Account or any other bank account which such Borrower may now or hereafter have with Lender notwithstanding that such payment results in an overdraft, or (ii) make a Revolving Loan to such Borrower in the amount necessary to provide such Borrower with funds sufficient to cover any such checks or other items or, if applicable, to eliminate any such overdraft.

         (a) Each Borrower agrees that the existence of any overdraft with respect to its Demand Deposit Account or any other bank account now or hereafter maintained by such Borrower with Lender, or the presentment of any check or other item drawn on any such account which, if paid, would result in an overdraft, shall be an automatic request by such Borrower for a Revolving Loan in an amount sufficient to eliminate any such overdraft or provide funds for the payment of such check or other item, as appropriate. Each Borrower acknowledges that, absent such Borrower's actual request for a Revolving Loan, and subject to the provisions of Section 8.2, Lender is under no duty or obligation to make a Loan to such Borrower to eliminate any overdraft or to pay any check or other item the payment of which would result in an overdraft.

         (a) Each Borrower further agrees that, whether or not a Revolving Loan is made to eliminate or avoid an overdraft, the payment by Lender of any check or other item drawn on such Borrower's Demand Deposit Account which results in an overdraft shall constitute a separate Liability under this Agreement. Each overdraft which at any time exists with respect to either Borrower's Demand Deposit Account or any other bank account now or hereafter maintained by such Borrower with Lender, and each Revolving Loan made pursuant to this Section 2.11 to avoid or eliminate any such overdraft, is herein called an "Overdraft Loan." Each Overdraft Loan shall bear interest, from the date made or pursuant to this Section 2.11 deemed made, until paid, in an amount equal to the greater of (i) one hundred thirty percent (130%) of the highest rate of interest then charged for Loans (other than Overdraft Loans) made hereunder and (ii) Fifty Dollars ($50.00) per day.

         (a) If Lender, in its sole and absolute discretion, decides not to pay a check or other item which, if paid, would result in an overdraft on either Borrower's Demand Deposit Account or any other bank account now or hereafter maintained by such Borrower with Lender, or elects not to make a Revolving Loan to prevent or eliminate part or all of any such overdraft, Lender may return any check(s) the payment of which would result in such overdraft.

         OVER ADVANCES. Lender, in its sole and absolute discretion, may make Revolving Loans to either Borrower in amounts which cause the outstanding principal balance of the Revolving Loans to such Borrower to exceed such Borrower's Revolving Loan Availability or otherwise permit the outstanding principal balance of the Revolving Loans to either Borrower to at any time exceed such Borrower's Revolving Loan Availability, and no such event or occurrence shall cause or constitute a waiver by Lender of its right to refuse to make any further Revolving Loans or issue any Letters of Credit at any time that an Over Advance exists or would result therefrom. During any period in which the aggregate outstanding Revolving Loans to either Borrower exceeds such Borrower's Revolving Loan Availability (such excess Liabilities are herein referred to as "Over Advances"), the amount of Over Advances shall bear interest at a rate equal to one hundred thirty percent (130%) of the highest rate of interest then charged for Loans made hereunder.

         ALL LOANS ONE OBLIGATION AND EQUALLY SECURED. The Revolving Loans, the Term Loan, the Equipment Loans and all other Loans under this Agreement shall constitute one Loan, and all Indebtedness and other Liabilities of the Loan Parties to Lender under this Agreement and any of the Related Agreements shall constitute one general obligation secured by Lender's Lien on all of the Collateral and Third Party Collateral and by all other Liens heretofore, now, or at any time or times hereafter granted by the Loan Parties or any other Obligor to Lender. The Loan Parties agree that all of the rights of Lender set forth in this Agreement shall apply to any modification of or supplement to this Agreement, any Supplements or Exhibits hereto, and the

Related Agreements, unless otherwise agreed in writing.

         MAKING OF PAYMENTS; APPLICATION OF COLLECTIONS; CHARGING OF ACCOUNTS.

         (a) All payments hereunder (including payment of reimbursement obligations and payments with respect to any Note) shall be made without set-off or counterclaim and shall be made to Lender in immediately available funds (except as Lender may otherwise consent) prior to 12:30 p.m., Chicago time, on the date due at its office at 231 South LaSalle Street, Chicago, Illinois 60697, or at such other place as may be designated by Lender to Holdings in writing. Any payments received after such time shall be deemed received on the next Business Day (except to the extent provided, and for the purpose, set forth, in the last sentence of paragraph (b) below).

         (a) Prior to the delivery of an Activation Notice by Lender, Borrowers will apply amounts received by Borrowers from the collection of items of payment and proceeds of any Collateral or Third Party Collateral as follows, and, following the delivery of an Activation Notice by Lender and until such Activation Notice is rescinded, Borrowers authorize Lender, and Lender will, subject to the provisions of this paragraph
         (b), apply amounts received by Lender (whether deposited in the Assignee Deposit Accounts of Borrowers or otherwise received by Lender) from the collection of items of payment and proceeds of any Collateral or Third Party Collateral, (whether received upon any sale or other disposition of Collateral or Third Party Collateral by Lender or otherwise) as follows:

                  (i) so long as no Event of Default exists, (A) in the case of proceeds of Collateral or Third Party Collateral consisting of Equipment (other than Equipment financed with the proceeds of Equipment Loans and other than proceeds from any sale of obsolete or unuseful Equipment having a market value of Fifty Thousand Dollars ($50,000) or less), to the prepayment of the outstanding principal installments of the Term Loan, in the inverse order of their maturities, (B) in the case of proceeds of Collateral consisting of Equipment financed with the proceeds of Equipment Loans

                  (other than proceeds from any sale of obsolete or unuseful Equipment having a market value of Fifty Thousand Dollars ($50,000) or less), to the prepayment of the outstanding principal installments of the Equipment Loans to the applicable Borrower, in the inverse order of their maturities, and (C) following the delivery of an Activation Notice by Lender and until such Activation Notice is rescinded, in the case of collections of items of payment and other proceeds of Collateral and Third Party Collateral other than Equipment, to the repayment of outstanding Revolving Loans of the Borrower which owns such Collateral (or, in the case of Third Party Collateral, to the repayment of outstanding Revolving Loans of either Borrower as Lender may determine) or if no Revolving Loans are outstanding, to the prepayment of the outstanding principal installments of the Term Loan, in the inverse order of their maturities, or, with the consent of Lender, as instructed by Holdings (but subject to the provisions of this Agreement); provided, however, that in the case of any prepayment or repayment under this clause (i), if the amount of Reference Rate Loans then outstanding is not sufficient to satisfy the entire prepayment or repayment requirement, then Borrowers may hold any amounts which would otherwise be applied to prepay or repay Eurodollar Rate Loans on a day other than the last day of the Interest Period therefor until the end of such Interest Period at which time such amounts will be applied to prepay or repay such Eurodollar Rate Loans; and

                  (i) during the continuance of an Event of Default, against the Liabilities, whether or not then due, in such order of application as Lender may determine, unless such payments or proceeds are, in Lender's discretion, released to Borrowers;

provided, however, that, prior to the delivery of an Activation Notice by Lender, all payments by Borrowers to Lender under this paragraph (b) shall be made in immediately available funds in accordance with Section 2.14(a) and, following the delivery of an Activation Notice and until such Activation Notice is rescinded, no checks, drafts or other instruments received by Lender under this paragraph (b) shall constitute final payment to Lender unless and until such item of payment has actually been collected. Prior to the delivery of an Activation Notice by Lender, and so long as no Event of Default shall have occurred and be continuing, all amounts received by Lender (whether deposited in the Assignee Deposit Accounts of Borrowers or otherwise received by Lender) from the collection of items of payment and proceeds of any Collateral or Third Party Collateral shall be deposited by Lender in the applicable Borrower's Demand Deposit Account as and when such amounts become available funds; provided that such Borrower shall apply such amounts towards payment of the Liabilities in the manner provided in the preceding clause (i), to the extent applicable. Following the delivery of an Activation Notice by Lender and until such Activation Notice is rescinded, all items or amounts which are delivered to Lender by or on behalf of either Borrower or any other Obligor or any Account Debtor on account of partial or full payment or otherwise as proceeds of any of the Collateral or Third Party Collateral (including any items or amounts which may have been deposited to any Assignee Deposit Account) may from time to time in Lender's sole and absolute discretion be released to Borrowers or may be applied by Lender towards payment of the Liabilities, whether or not then due, in the manner provided in the preceding clauses (i) and
(ii), as applicable. Notwithstanding anything to the contrary herein, following the delivery of an Activation Notice by Lender and until such Activation Notice is rescinded, (i) all cash, checks, instruments and other items of payment, solely for purposes of determining the occurrence of an Event of Default, shall be deemed received upon actual receipt by Lender, unless the same is subsequently dishonored for any reason whatsoever, (ii) for purposes of determining whether, under Section 2.1 and Section 2.6, respectively, there is availability for Revolving Loans or Letters of Credit, all cash, checks, instruments and other items of payment shall be applied against the Liabilities on the first Business Day after receipt thereof by Lender and (iii) solely for purposes of interest calculation hereunder, all cash, checks, instruments and other items of payment shall be deemed to have been applied against the Liabilities on the next Business Day after Lender receives immediately available funds with respect thereto or two (2) Business Days after Lender receives funds other than immediately available funds with respect thereto, whichever the case may be. Lender reserves the right to deliver an Activation Notice at any time following the occurrence of an Event of Default; provided, that an Activation Notice shall automatically be rescinded upon the cure of all Events of Default giving rise thereto and, at Lender's sole election, may be rescinded upon Lender's waiver of such Events of Default.

         (a) Each Borrower hereby authorizes Lender, and Lender may, in its sole and absolute discretion, charge to such Borrower at any time when due all or any portion of any of the Liabilities (and interest, if any, thereon) including but not limited to any Attorneys' Fees and other costs and expenses of Lender for which such Borrower is liable pursuant to the terms of this Agreement or any Related Agreement, by charging such Borrower's Demand Deposit Account or any other bank account of such Borrower with Lender; provided, however, that with respect to Attorneys' Fees, prior to the occurrence of an Event of Default, Lender shall provide Holdings with a reasonably detailed invoice for such Attorneys' Fees at least five (5) Business Days prior to charging such Attorneys' Fees to any such Demand Deposit Account or other bank account; provided, further, that the provisions of this Section 2.14(c) shall not affect either Borrower's obligation to pay when due all amounts payable by such Borrower under this Agreement, any Note or any Related Agreement, whether or not there are sufficient funds therefor in such Borrower's Demand Deposit Account or any such other bank account of such Borrower.

         LENDER'S ELECTION NOT TO ENFORCE. Notwithstanding any term or condition of this Agreement to the contrary, Lender, in its sole and absolute discretion, at any time and from time to time, may suspend or refrain from enforcing any or all of the restrictions imposed in this Section 2, but no such suspension or failure to enforce shall impair any right or power of Lender under this Agreement, including, without limitation, any right of Lender to refrain from making a Loan or issuing a Letter of Credit if all conditions precedent to Lender's obligation to making such Loan or issuing such Letter of Credit have not been satisfied.

         REAFFIRMATION. Each request by Holdings, on behalf of either
Borrower, for a Loan or Letter of Credit pursuant to this Agreement shall constitute an automatic certification by the Loan Parties to Lender that (i) all of the representations and warranties of the Loan Parties in this Agreement and each of the Related Agreements are true and correct in all material respects on the date of such request to the same extent as if made on such date, except for such changes as are specifically permitted hereunder (or under such Related Agreement) and (ii) immediately before and after making the requested Loan or issuing the requested Letter of Credit, no Event of Default, or Unmatured Event of Default, then exists or would result therefrom.

               SETOFF. In addition to and not in limitation of all other rights and remedies (including other rights of offset or banker's lien) that Lender or any other holder of any Note may have under applicable law, Lender or such other holder shall, upon the occurrence of any Event of Default described in Section 6.1, or any Unmatured Event of Default described in Section 6.1(f), have the right to appropriate and apply to the payment of the Liabilities (whether or not then due), in such order of application as Lender or such other holder may elect, any and all balances, credits, deposits (general or special, time or demand, provisional or final), accounts or moneys of any Loan Party then or thereafter with Lender or such other holder. Lender shall promptly advise Holdings of any such setoff and application but failure to do so shall not affect the validity of such setoff and application.

               INCREASED COSTS. If any Regulatory Change imposes, modifies or deems applicable any capital adequacy, capital maintenance or similar requirement (including a request or requirement which affects the manner in which Lender allocates capital resources to its commitments, including its commitments thereunder) and as a result thereof, in the reasonable opinion of Lender, the rate of return on Lender's capital as a consequence of its commitments or Loans, or the issuance of any Letter of Credit hereunder, is reduced to or a level below that which Lender could have achieved but for such circumstances, then and in each such case upon notice from time to time by Lender to Holdings, Borrowers shall pay to Lender such additional amount or amounts as shall compensate Lender for such reduction in its rate of return (herein such additional amounts being collectively called "Compensatory Amount"); provided that (a) each Compensatory Amount shall be reduced to the extent, if any, that Lender increases the Reference Rate in order to recover all or part of the increased costs which are imposed by such Regulatory Change and (b) in determining any increased expense, reduction in rate of return on capital or reduction in an amount received, Lender shall act reasonably and in good faith and will, to the extent the increased costs or reductions in amounts received or receivable relate to Lender's loans and commitments in general and are not specifically attributable to the Loans and commitments hereunder, use averaging and attribution methods which are reasonable and which cover all loans similar to the Loans made by Lender whether or not the loan documentation for such other loans permits the Lender to receive increased costs of the type described in this Section 2.18. Such notice shall contain a statement of Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) which shall, in the absence of manifest error, be conclusive evidence of the matters stated therein and be binding upon Borrowers.

              BORROWING ELECTIONS. At the election of Holdings, on behalf of the applicable Borrower, pursuant to a Borrowing Request delivered pursuant to
Section 2.9, Loans comprising any borrowing may be made as Reference Rate Loans or Eurodollar Rate Loans. Each Borrowing Request shall be irrevocable and binding upon Borrowers.

              CONTINUATION AND CONVERSION ELECTIONS. At the election of Holdings, on behalf of the applicable Borrower, pursuant to a Continuation/Conversion Notice delivered by either (1) delivering or telecopying to Lender a Continuation/Conversion Notice or (2) giving telephonic notice thereof to Lender, in each case at or before 10:00 a.m., Chicago time (and, in the case of any such telephonic notice, promptly confirming such notice by delivering or telecopying a Continuation/Conversion Notice therefor, signed by an authorized officer of Holdings, to Lender), on any Business Day, Holdings, on behalf of the applicable Borrower, may elect, from time to time on not less than 3 nor more than 5 prior Business Days' notice:


                  (a) that all, or any portion in an aggregate minimum amount of $1,000,000 and an integral multiple of $500,000 in excess of such amount, of the Revolving Loans or the Equipment Loans to such Borrower or, in the case of CMC Mississippi, the Term Loan, be converted from Reference Rate Loans into Eurodollar Rate Loans or, subject to the parenthetical at the end of clause (b) below and Section 2.25, from Eurodollar Rate Loans into Reference Rate Loans; and

                  (b) on the expiration of the Interest Period applicable to the Eurodollar Rate Loans comprising all or part of the Revolving Loans or the Equipment Loans to such Borrower or, in the case of CMC Mississippi, the Term Loan, that all, or any portion in an aggregate minimum amount of $1,000,000 and an integral multiple of $500,000 in excess of such amount, of such Loans be continued as Eurodollar Rate Loans (in the absence of delivery of such notice under either this clause (b) or clause (a) above, such Borrower will be deemed to have elected that such Eurodollar Rate Loans be converted into Reference Rate Loans);

provided that:

                           (i) no portion of the outstanding principal amount
                  of any Loans may be continued as, or be converted into, Eurodollar Rate Loans when any Event of Default has occurred and is continuing;

                           (ii) no portion of the outstanding principal amount
                  of any Loans may be continued as, or be converted into, Eurodollar Rate Loans if, after giving effect to such action, the Interest Period applicable thereto shall extend beyond the date of any scheduled repayment of Loans unless a sufficient principal amount of such Loans is being maintained as Reference Rate Loans or Eurodollar Rate Loans having an Interest Period ending on or prior to the date of any such scheduled repayment to permit such repayment to be applied in full to Reference Rate Loans; and

                           (iii) no portion of the outstanding principal amount
                  of any Loans may be continued as, or converted into, Eurodollar Rate Loans or Reference Rate Loans if, after giving effect to such action, the aggregate principal amount of any Eurodollar Rate Loans having a particular Interest Period is less than $1,000,000 or not an integral multiple of $500,000.

         FUNDING. In the event Holdings, on behalf of the applicable Borrower, elects to obtain any Loans as Eurodollar Rate Loans pursuant to Section 2.19, or elects to continue or convert any portion of the principal amount of any Reference Rate Loans to Eurodollar Rate Loans pursuant to Section 2.20, Lender may, if it so elects, fulfill its obligation to make or continue any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a Eurodollar Rate Loan in accordance with any election made by Holdings on behalf of such Borrower by causing a foreign branch or Affiliate of Lender or an international banking facility created by Lender to make such Eurodollar Rate Loan; provided that in such event such Eurodollar Rate Loan shall be deemed to have been made by Lender, and the obligation of such Borrower to repay such Eurodollar Rate Loan shall nevertheless be to Lender and shall be deemed to be held by it, to the extent of such Eurodollar Rate Loan, for the account of such foreign branch, Affiliate or international banking facility. In addition, the Loan Parties hereby consent and agree that, for purposes of any determination to be made for purposes of this Agreement (including Sections 2.22, 2.23, 2.24 and 2.25.)), it shall be conclusively assumed that Lender elected to fund all Eurodollar Rate Loans by purchasing Dollar deposits in its Eurodollar Office's interbank eurodollar market.

               EURODOLLAR RATE LENDING UNLAWFUL. If, as the result of any Regulatory Change, Lender shall determine (which determination shall be conclusive and binding on the Loan Parties) that it is unlawful for Lender to make, continue, or maintain any Loan as, or to convert any Loan into, a Eurodollar Rate Loan, the obligations of Lender to make, continue, or maintain, as the case may be, any portion of the principal amount of any Loans as, or to convert any Loans into, Eurodollar Rate Loans shall, upon such determination (and telephonic notice thereof confirmed in writing to Holdings), forthwith be suspended (but only to the extent unlawful) until Lender shall notify Holdings that the circumstances causing such suspension no longer exist, and all Eurodollar Rate Loans shall automatically convert into Reference Rate Loans.

               EURODOLLAR DEPOSITS UNAVAILABLE. If prior to the date on which all or any portion of the principal amount of any Loan is to be made or continued as, or be converted into, Eurodollar Rate Loans, Lender shall have determined (and telephonic notice thereof, confirmed in writing, shall have been given to Holdings) that:


                  (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to Lender in the interbank eurodollar market; or

                  (b) by reason of circumstances affecting the interbank eurodollar market, adequate means do not exist for ascertaining the interest rate applicable hereunder to such Eurodollar Rate Loan, then, the obligations of Lender under Sections 2.19 and 2.20 to make or continue any portion of the principal amount of any Loans as, or to convert any Loans into, Eurodollar Rate Loans shall forthwith be suspended until Lender shall notify Holdings that the circumstances causing such suspension no longer exist.

         INCREASED EURODOLLAR RATE LOAN COSTS, ETC. Borrowers agree to reimburse Lender for any increase in the cost to Lender of making, continuing or maintaining (or of its obligation to make, continue or maintain) any portion of the principal amount of any of its Loans as, or of converting (or of its obligation to convert) any portion of the principal amount of any of its Loans into, Eurodollar Rate Loans and for any reduction in the amount of any sum receivable by Lender hereunder in respect of making, continuing or maintaining any portion of the principal amount of any of its Loans as, or converting any portion of the principal amount of any Loans into, Eurodollar Rate Loans, which increased cost or reduced amount (a) results from a Regulatory Change and (b) is not attributable to Excluded Taxes applicable to Lender, in each case imposed by the jurisdiction under the laws of which it is constituted or in which it is doing business or, a Tax of any jurisdiction imposed by withholding with respect to a payment hereunder. In any such event, Lender shall promptly notify Holdings thereof, stating the reasons therefor and the additional amount required fully to compensate Lender for such increased costs or reduced amount. Such additional amounts shall be payable in full on the earlier of each interest payment date occurring after they have accrued and on demand. A statement as to any such increased cost or reduced amount or any change therein (including calculations thereof in reasonable detail) shall be submitted by Lender to Holdings and shall, in the absence of manifest error, be conclusive and binding on Borrowers; provided that Borrowers shall not be liable in respect of any such increased cost or reduced amount as to which Lender became aware and failed to notify Holdings promptly if and to the extent that prompt notice could have avoided or materially lessened payment by Borrowers hereunder.

         FUNDING LOSSES. In the event Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by Lender to make, continue, or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a Eurodollar Rate Loan) as a result of:


         (a) repayment or prepayment of the principal amount of any Eurodollar Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto;

         (a) any conversion of all or any portion of the outstanding principal amount of any Eurodollar Rate Loans to Reference Rate Loans pursuant to
         2.20 or 2.22 prior to the expiration of the Interest Period then applicable thereto;

         (a) any Loans not being made as Eurodollar Rate Loans in accordance with the Borrowing Request therefor, unless pursuant to Section 2.22 or 2.23; or

         (a) any Loans not being continued as, or converted into, Eurodollar Rate Loans in accordance with the Continuation/Conversion Notes given therefor, unless pursuant to Section 2.22 or 2.23, then, upon the request of Lender to Holdings, Borrowers shall pay to Lender such amount as will (in the reasonable determination of Lender) reimburse Lender for such loss or expense. A statement as to any such loss or expense (including calculations thereof in reasonable detail) shall be submitted by Lender to Holdings and shall, in the absence of manifest error, be conclusive and binding on Borrowers. Any payment required under this section 2.25 shall not constitute a premium or penalty under any circumstances.

         HOLDINGS AS AGENT FOR BORROWERS . Each Borrower hereby designates Holdings as its representative and agent on its behalf for the purposes of issuing Borrowing Requests and Continuation/Conversion Notices, giving instructions with respect to the disbursement of the proceeds of the Loans, selecting interest rate options, requesting Letters of Credit, giving and receiving notice and consents hereunder or under any of the other Related Agreements and taking any other action (including in respect of compliance with covenants) which Holdings is required or permitted to undertake on behalf of any Borrower or Borrowers pursuant to this Agreement and the other Related Agreements. Holdings hereby accepts such appointment. Lender may regard any notice or other communication pursuant to this Agreement and the other Related Agreements from Holdings as a notice or communication from Borrowers. Each Borrower agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by Holdings shall be deemed for all purposes to have been made by such Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if the same had been made directly by such Borrower.

COLLATERAL.

         GRANT OF SECURITY INTEREST. As security for the payment of all Loans now or hereafter made by Lender to Borrowers hereunder or under any Note, and as security for the payment or other satisfaction of all other Liabilities (including, without limitation, all reimbursement obligations under any Letters of Credit), each Borrower hereby grants to Lender, and CMC Mississippi reaffirms its grant to Lender under the original Loan Agreement of, a security interest in and to the following property of such Borrower, whether now owned or existing, or hereafter acquired or coming into existence, wherever now or hereafter located (all such property is hereinafter referred to collectively as the "Collateral"):

         (a) All Accounts Receivable (whether or not Eligible Accounts Receivable);

                  (a) All Equipment and Fixtures;

                  (a) All Inventory (whether or not Eligible Inventory);

                  (a) All General Intangibles;

                  (a) All Contract Rights and documents of title;

         (a) All chattel paper and instruments evidencing, arising out of or relating to any obligation to such Borrower for goods or inventory sold or leased or services rendered, or otherwise arising out of or relating to any property described in clause (a) through clause (e) above;

         (a) Any and all balances, credits, deposits (general or special, time or demand, provisional or final), accounts or monies of or in the name of such Borrower now or hereafter with Lender and any and all property of every kind or description of or in the name of such Borrower now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, or standing to such Borrower's credit on the books of, Lender, any agent or bailee for Lender, or any Participant;

         (a) All interest of such Borrower in any goods or inventory the sale or lease of which shall have given or shall give rise to, and in all guaranties and other property securing the payment of or performance, under any Accounts Receivable, Contract Rights, General Intangibles or any chattel paper or instruments referred to in clause (f) above;

(a) Any and all other property of such Borrower, of any kind or description (including but not limited to real estate of such Borrower), subject to a separate mortgage, pledge or security interest in favor of Lender or in which Lender now or hereafter has or acquires a security interest securing any Liabilities, whether pursuant to a written agreement or instrument other than this Agreement or otherwise;
(b)

         (c) All replacements, substitutions, additions or accessions to or for any of the foregoing;

         (a) To the extent related to the property described in clauses (a) through (j) above, all books, correspondence credit files, records, invoices and other papers and documents, including, without limitation, to the extent so related, all tapes, cards, computer runs, computer programs and other papers and documents in the possession or control of such Borrower or any computer bureau from time to time acting for such Borrower, and, to the extent so related, all rights in, to and under all policies of insurance, including claims of rights to payments thereunder and proceeds therefrom, including any credit insurance; and

         (a) All products and proceeds (including but not limited to any Accounts Receivable or other proceeds arising from the sale or other disposition of any Collateral, any returns of any Equipment or Inventory sold by such Borrower, and the proceeds of any insurance covering any of the Collateral) of any of the foregoing and all blocked accounts and similar accounts into which such proceeds may be deposited.

         ACCOUNTS RECEIVABLE.

         (a) Each Borrower shall advise Lender promptly of any dispute or claim by any Account Debtor of such Borrower not arising in the ordinary course of such Borrower's business as conducted by it on the Closing Date in which the amount thereof exceeds One Hundred Thousand Dollars ($100,000). Each Borrower further shall advise Lender promptly when any Inventory of such Borrower with a value in excess of $100,000 is returned by or repossessed from any Account Debtor or otherwise recovered by such Borrower other than in the ordinary course of such Borrower's business as conducted by it on the Closing Date. Each Borrower further agrees that no discount or credit allowance shall be granted by such Borrower to any Account Debtor hereafter other than in the ordinary course of such Borrower's business as conducted by it on the Closing Date. All Account Debtor payments and all net amounts received by Lender in settlement, adjustment or liquidation of any Account Receivable of either Borrower may be applied by Lender to such Borrower's Liabilities or credited to such Borrower's Demand Deposit Account (subject to collection) with Lender, as Lender may deem appropriate, as more fully described in Section 2.14. Each Borrower will make proper entries in its books and records, disclosing the assignment of Accounts Receivable to Lender.

         (a) Each Borrower warrants that: (i) to the best of such Borrower's knowledge, all of the Accounts Receivable of such Borrower are and will continue to be bona fide existing obligations created by the sale of goods, the rendering of services, or the furnishing of other good and sufficient consideration to Account Debtors in the regular course of business; (ii) all shipping or delivery receipts and other documents furnished or to be furnished to Lender in connection therewith are and will be genuine and (iii) to the best of such Borrower's knowledge, none of the Accounts Receivable of such Borrower identified or included on any schedule, Borrowing Base Certificate or report as Eligible Accounts Receivable or Eligible Inventory fail at the time so identified or included to satisfy any of the requirements for eligibility set forth in the definition of Eligible Accounts Receivable or Eligible Inventory, as applicable.

         (a) Lender is authorized and empowered (which authorization and power, being coupled with an interest, is irrevocable until the last to occur of termination of this Agreement and payment and performance in full of all of the Liabilities under this Agreement) at any time in its sole and absolute discretion:

                  (1) To request, in Lender's name, the applicable Borrower's name or the name of a third party, confirmation from any Account Debtor or party obligated under or with respect to any Collateral of the amount shown by the Accounts Receivable or other Collateral to be payable, or any other matter stated therein;

                  (1) After the occurrence and during the continuance of an Event of Default, to notify, either in Lender's name or the applicable Borrower's name, and/or to require such Borrower to notify, any Account Debtor or other Person obligated under or in respect of any Collateral owned by such Borrower, of the fact of Lender's Lien thereon and of the collateral assignment thereof to Lender;

                  (1) To require the applicable Borrower to direct or, after the occurrence and during the continuance of an Event of Default, to direct, either in Lender's name or the applicable Borrower's name, any Account Debtor or other Person obligated under or in respect of any Collateral owned by such Borrower to make payment directly to Lender of any amounts due or to become due thereunder or with respect thereto; and

                  (1) From and after the occurrence of, and during the continuation of, an Event of Default, to demand, collect, surrender, release or exchange all or any part of any Collateral or any amounts due thereunder or with respect thereto, or compromise or extend or renew for any period (whether or not longer than the initial period) any and all sums which are now or may hereafter become due or owing upon or with respect to any of the Collateral, or enforce, by suit or otherwise, payment or performance of any of the Collateral either in Lender's own name or in the name of the applicable Borrower.

         Under no circumstances shall Lender be under any duty to act in regard to any of the foregoing matters. The costs relating to any of the foregoing matters, including Attorneys' Fees and out-of-pocket expenses, and the cost of any Assignee Deposit Account or other bank account or accounts which may be required hereunder, shall be borne solely by Borrowers whether the same are incurred by Lender or Borrowers, and Lender may advance same to Borrowers as a Revolving Loan.

                  (d) Unless otherwise consented to by Lender, each Borrower will, forthwith upon receipt by such Borrower of all checks, drafts, cash and other remittances in payment or as proceeds of, or on account of, any of the Accounts Receivable or other Collateral owned by such Borrower, deposit the same in a special bank account (such Borrower's "Assignee Deposit Account") with Lender or such other bank or financial institution as Lender shall consent, over which Lender alone has power of withdrawal, and will, to the extent required by Lender, designate with each such deposit the particular Account Receivable or other item of Collateral upon which the remittance was made. Each Borrower acknowledges that the maintenance of such Borrower's Assignee Deposit Account is solely for the convenience of Lender in facilitating its own operations and such Borrower does not and shall not have any right, title or interest in such Borrower's Assignee Deposit Account or in the amounts at any time appearing to the credit thereof. Said proceeds shall be deposited in precisely the form received except for such Borrower's endorsement where necessary to permit collection of items, which endorsement such Borrower agrees to make. Pending such deposit, each Borrower agrees not to commingle any such checks, drafts, cash and other remittances with any of its funds or property, but will hold them separate and apart there from and upon an express trust for Lender until deposit thereof is made in such Borrower's Assignee Deposit Account. Upon the full and final liquidation of all Liabilities, Lender will pay over to the applicable Borrower any excess amounts received by Lender as payment or proceeds of Collateral owned by such Borrower, whether received by Lender as a deposit in such Borrower's Assignee Deposit Account or received by Lender as a direct payment on any of the sums due hereunder.

                  (e) Each Borrower appoints Lender, or any Person whom Lender may from time to time designate, as such Borrower's attorney and agent-in-fact with power: (i) from and after the occurrence of, and during the continuation of, any Event of Default, to notify the post office authorities to change the address for delivery of such Borrower's mail to an address designated by Lender and to receive, open and dispose of all mail addressed to such Borrower; (ii) to send requests for verification of Accounts Receivable or other Collateral to Account Debtors; (iii) to open an escrow account or Assignee Deposit Account under Lender's sole control for the collection of Accounts Receivable or other Collateral, if not required contemporaneously with the execution hereof and (iv) to do all other things which Lender is permitted to do under this Agreement or any Related Agreement or which are necessary to carry out this Agreement and the Related Agreements. Neither Lender nor any of its directors, officers, employees or agents will be liable for any acts of commission or omission nor for any error in judgment or mistake of fact or law, unless the same shall have resulted from gross negligence or willful misconduct. The foregoing appointment and power, being coupled with an interest, is irrevocable until all Liabilities under this Agreement are paid and performed in full and this Agreement is terminated. Each Borrower expressly waives presentment, demand, notice of dishonor and protest of all instruments and any other notice to which it might otherwise be entitled.

                  (f) If either Borrower hereafter enters into any contract with the United States or any department, agency, or instrumentality thereof, pursuant to which an Account Receivable, Contract Right or General Intangible has arisen or may arise, such Borrower will promptly notify Lender in writing thereof, and if thereafter requested by Lender, such Borrower will execute any instruments and take any steps required by Lender in order that all monies due and to become due under such contract shall be assigned to Lender and notice thereof given to the government under the Federal Assignment of Claims Act of 1940, as amended or other applicable laws or regulations.

                  (g) If any Account Receivable or Contract Right of either Borrower is evidenced by chattel paper or promissory notes, trade acceptances, or other instruments for the payment of money, such Borrower will, unless Lender shall otherwise agree, deliver the originals of same to Lender, appropriately endorsed to Lender's order and, regardless of the form of such endorsement, such Borrower hereby expressly waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto.

         INVENTORY.

         (a) Unless Lender shall otherwise agree, if either Borrower sells Inventory for cash, all full and partial payments therefor shall be immediately delivered by such Borrower to Lender in their original form for deposit in such Borrower's Assignee Deposit Account or for other application to reduction of the Liabilities. All such cash shall be held by each Borrower in trust for Lender and shall be remitted to Lender not later than the end of the day received, or at such other time as Lender may designate.

         (a) Lender shall not be liable or responsible in any way for the safekeeping of any Inventory delivered to it, to any bailee appointed by or for it, to any warehouseman, or under any other circumstances. Lender shall not be responsible for collection of any proceeds or for losses in collected proceeds held by either Borrower in trust for Lender. Any and all risk of loss for any or all of the foregoing shall be upon Borrowers, except for such loss as shall result from Lender's gross negligence or willful misconduct.

         (a) If requested by Lender, each Borrower shall, upon acquiring an interest in any Inventory, deliver to Lender schedules of such Inventory, together with supplier's invoices, warranties, production, cost and other records as Lender may request. If requested by Lender, each Borrower shall deliver to Lender schedules of the sale of any Inventory immediately upon its sale. Any material change in the value or condition of any Inventory, and any errors discovered in schedules delivered to Lender, shall be reported to Lender immediately. Each Borrower confirms that the warranties and representations in this Agreement shall apply to each schedule. Each Borrower represents and warrants that, as to each schedule of such Borrower's Inventory delivered to Lender:

                  (1) The descriptions, origins, sizes, qualities, quantities, weights, and markings of all goods stated thereon, or on any attachment thereto, are true and correct in all material respects;

                  (1) None of the goods are defective, of second quality, used, or goods returned after shipment, except where described as such; and

                  (1) All Inventory not included on such schedule has been previously scheduled.

         EQUIPMENT.


         (a) Borrowers shall at all times keep the Equipment in good operating condition and repair, ordinary wear and tear excepted, and Borrowers shall not, without the prior written consent of Lender, sell, lease, or otherwise dispose of any Equipment, or any part thereof or interest therein; provided, however, that without Lender's consent Borrowers may dispose of obsolete or unuseful Equipment in the ordinary course of their respective businesses as conducted by Borrowers on the Closing Date provided that (i) the Equipment disposed of by Borrowers in any Fiscal Year has an aggregate market value of Five Hundred Thousand Dollars ($500,000) or less, (ii) Borrowers provide Lender, at least annually, with a schedule of all such dispositions in each Fiscal Year and (iii) no Event of Default then has occurred which is continuing.

         (a) In the event any Equipment is sold, transferred or otherwise disposed of, unless Lender shall agree otherwise, the applicable Borrower shall deliver all of the proceeds of any such sale, transfer or disposition to Lender, which proceeds shall be deposited in such Borrower's Assignee Deposit Account or otherwise applied to the repayment of the Liabilities in the manner provided in Section 2.14(b).

         (a) Each Borrower will, upon request of Lender, submit to Lender a current listing of all of such Borrower's Equipment, which listing shall indicate, to the extent practicable, the type, model, serial number and location of such Equipment.

         SUPPLEMENTAL DOCUMENTATION. At Lender's request, the Loan Parties shall execute and/or deliver to Lender, at any time or times hereafter, such agreements, documents, financing statements, warehouse receipts, bills of lading, notices of assignment of Accounts Receivable, schedules of Accounts Receivable assigned, and other written matter necessary or reasonably requested by Lender to perfect and maintain perfected Lender's security interest in the Collateral (all the above hereinafter referred to as "Supplemental Documentation"), in form and substance acceptable to Lender, and pay all taxes, fees and other costs and expenses associated with any recording or filing of the Supplemental Documentation. Each Borrower hereby irrevocably makes, constitutes and appoints Lender (and all Persons designated by Lender for that purpose) as such Borrower's true and lawful attorney (and agent-in-fact) (which appointment and power, being coupled with an interest, is irrevocable until the last to occur of termination of this Agreement and payment and performance in full of all of the Liabilities under this Agreement) to sign the name of such Borrower on any of the Supplemental Documentation and to deliver any of the Supplemental Documentation to such Persons as Lender in its sole and absolute discretion, may elect. Each Borrower agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

         REPRESENTATIONS AND WARRANTIES. To induce Lender to make Loans to Borrowers under this Agreement, the Loan Parties jointly and severally make the following representations and warranties, all of which shall be true and correct in all material respects as of the Closing Date (after giving effect to the transactions contemplated hereby) and shall survive the execution of this Agreement and the Closing Date:

               ORGANIZATION. Holdings and all of its corporate Subsidiaries are corporations duly organized, validly existing and in good standing under the laws of the jurisdiction of their respective incorporation. All of Holdings other Subsidiaries, if any, are entities duly organized, validly existing and in good standing under the laws of the jurisdictions of their respective organization. Holdings and all of its Subsidiaries are in good standing and are duly qualified to do business in each jurisdiction where, because of the nature of their respective activities or properties, such qualification is required, except where such failure to be so qualified would not have a material adverse effect on the business, operations or financial condition of any Loan Party. On the date hereof, Holdings and each Subsidiary conducts business in its own name exclusively. Each Borrower is a direct wholly-owned Subsidiary of Holdings.
Schedule 4.1 sets forth a complete and accurate list, as of the date of this Agreement, of (a) the state or other jurisdiction of formation of each Loan Party, (b) each state in which each Loan Party is qualified to do business and
(c) all of each Loan Party's trade names, trade styles or doing business forms.

               AUTHORIZATION. Each Loan Party is duly authorized to execute and deliver this Agreement, any Note(s), and any Related Agreements or Supplemental Documentation contemplated by this Agreement to which such Loan Party is a party, and is and will continue to be duly authorized to borrow monies hereunder and to perform its obligations under this Agreement, any Notes and any such Related Agreements and Supplemental Documentation to which such Loan Party is a party. The execution, delivery and performance by each Loan Party of this Agreement, any Note(s), and any Related Agreements or Supplemental Documentation contemplated by this Agreement to which such Loan Party is a party, and the borrowings hereunder, do not and will not require any consent or approval of any governmental agency or authority.

               NO CONFLICTS. The execution, delivery and performance by each Loan Party of this Agreement, any Note(s), and any Related Agreements or Supplemental Documentation contemplated by this Agreement to which such Loan Party is a party do not and will not conflict with (i) any provision of law,
(ii) the Certificate of Incorporation or by-laws of such Loan Party, (iii) any material agreement binding upon such Loan Party or (iv) any court or administrative order or decree applicable to such Loan Party, and do not and will not require, or result in, the creation or imposition of any Lien on any asset of such Loan Party or any of its Subsidiaries except as provided herein.

               VALIDITY AND BINDING EFFECT. This Agreement, any Note(s), and any Related Agreements or Supplemental Documentation contemplated by this Agreement, when duly executed and delivered will be legal, valid and binding obligations of each Loan Party which is a party thereto, enforceable against such Loan Party in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

               NO DEFAULT. Neither Holdings nor any of its Subsidiaries is in default under any material agreement or instrument to which Holdings or any such Subsidiary is a party or by which any of their respective properties or assets is bound or affected, which default might materially and adversely affect (i) Lender's Lien on or rights with respect to any Collateral or Third Party Collateral or (ii) the financial condition or operations of Holdings, any of its Subsidiaries or Holdings and its Subsidiaries taken as a whole. No Event of Default or Unmatured Event of Default has occurred and is continuing.

              FINANCIAL STATEMENTS. Holdings' audited consolidated financial statements for its Fiscal Year ending July 31, 1995, together with unaudited consolidating statements for such Fiscal Year, and Holdings' unaudited consolidated and consolidating financial statements for the portion ending June 30, 1996 of its 1996 Fiscal Year, copies of which have been furnished to Lender, have been prepared in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding Fiscal Year and present fairly the financial condition of Holdings and its Subsidiaries as at such dates and the results of their operations for the periods then ended, on a consolidated and consolidating basis, subject to year-end audit adjustments (in the case of unaudited interim financial statements). Holdings' consolidated and consolidating preliminary pro forma balance sheet and income statement as of July 31, 1996, copies of which have been furnished to Lender prior to the date of this Agreement, have been prepared in accordance with generally accepted accounting principles, as if the transactions contemplated hereby had occurred as of the date of such financial statements, and present fairly on a pro forma basis the Loan Parties' reasonable estimate of the consolidated and consolidating financial position and results of operations of Holdings and its Subsidiaries at such date assuming that the events specified in this paragraph had actually occurred on such date.

              INSURANCE. Schedule 4.7 hereto is a complete and accurate summary of the property and casualty insurance program carried by Holdings and its Subsidiaries on the date hereof. Schedule 4.7 includes the insurer'(s') name(s), the insured(s') name(s), policy number(s), expiration date(s), amount(s) of coverage, type(s) of coverage, the annual premium(s), Best's policyholder's and financial size ratings of the insurer(s), exclusions, deductibles and self-insured retention and describes in detail any retrospective rating plan, fronting arrangement or any other self-insurance or risk assumption agreed to by Holdings or any Subsidiary of Holdings or imposed upon Holdings or any Subsidiary of Holdings by any such insurer. This summary also includes any self-insurance program that is in effect.

              LITIGATION; CONTINGENT LIABILITIES. Except for those referred to in a Schedule 4.8, no claims, litigation, arbitration proceedings or governmental proceedings are pending or threatened against or are affecting Holdings or any Subsidiary of Holdings, the results of which might materially and adversely affect (i) the financial condition or operations of any Loan Party or Holdings and its Subsidiaries, taken as a whole or (ii) Lender's interest in or Lien on any material Collateral or Third Party Collateral. Other than any liability incident to the claims, litigation or proceedings disclosed in Schedule 4.8, Schedule 4.19, or Schedule 4.25, or provided for or disclosed in the financial statements referred to in Section 4.6, neither Holdings nor any of its Subsidiaries has any contingent liabilities which are material to any Loan Party or Holdings and its Subsidiaries, taken as a whole.

              LIENS. None of the Collateral or other property, revenues or assets of Holdings or any Subsidiary of Holdings is subject to any Lien (including but not limited to Liens pursuant to Capitalized Leases under which Holdings or any Subsidiary of Holdings is a lessee) except: (a) Liens in favor of Lender; (b) Liens for current Taxes not delinquent or Taxes being contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by GAAP are being maintained; (c) carriers', warehousemen's, mechanics', materialmen's and other like statutory Liens arising in the ordinary course of business securing obligations which are not overdue or which are being contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by GAAP are being maintained; (d) Liens disclosed in the financial statements referred to in Section 4.6; and (e) Liens listed on
Schedule 4.9.

              SUBSIDIARIES. As of the date of this Agreement, Holdings has no Subsidiaries except as listed on Schedule 4.10. Schedule 4.10 sets forth, for each Subsidiary of Holdings, a complete and accurate statement of (a) Holdings' and each such Subsidiary's percentage ownership of each of their respective Subsidiaries, (b) the state or other jurisdiction of formation or incorporation of each such Subsidiary, (c) each state in which each such Subsidiary is qualified to do business on the date of this Agreement and (d) all of each such Subsidiary's trade names, trade styles or doing business forms on the date of this Agreement.

              PARTNERSHIPS; JOINT VENTURES. Except as disclosed on Schedule 4.11, neither Holdings nor any of its Subsidiaries is a partner or joint venturer in any partnership or joint venture.

              BUSINESS AND COLLATERAL LOCATIONS.

              (a) On the date hereof the office where each Borrower keeps its books and records concerning such Borrower's Accounts Receivable and other Collateral, the location(s) of each Borrower's manufacturing facility(ies) and each Borrower's chief place of business and chief executive office, are set forth on Schedule
              4.12. Schedule 4.12 also contains a complete and accurate list, as of the date of this Agreement, of (i) all of each Borrower's places of business other than that referred to in the first sentence of this paragraph (a) and (ii) all locations and places of business of each Subsidiary of each Borrower, if any.

              (a) Schedule 4.12 contains a complete and accurate list, as of the date of this Agreement, of (i) the locations of all of each Borrower's Inventory, Equipment and Fixtures, (ii) if applicable, the locations of all Third Party Collateral

         (except any part thereof which prior to the execution of this Agreement Holdings shall have advised Lender in writing consists of Collateral or Third Party Collateral, as applicable, normally used in more than one state) and (iii) if any Inventory, Equipment or other Collateral owned by either Borrower, or any Third Party Collateral is not in the possession or control of such Borrower or the owner of such Third Party Collateral, the name and mailing address of each bailee, processor, warehouseman or other Person in possession or control thereof.

         REAL PROPERTY. Schedule 4.13 contains a complete and accurate list, as of the date of this Agreement, of (a) the address and legal descriptions of any real property owned by each Borrower or on which any Fixtures of such Borrower are located and (b) in the case of Fixtures located on property not owned by such Borrower, the name(s) and mailing addresses of the record owners of such property.

         ELIGIBILITY OF COLLATERAL. Each Account Receivable or item of Inventory which the Loan Parties shall, expressly or by implication (by inclusion on a Borrowing Base Certificate or otherwise), request Lender to classify as an Eligible Account Receivable or as Eligible Inventory, as applicable, will, as of the time when such request is made, conform in all respects to the requirements of such classification set forth in the definition of "Eligible Account Receivable" or "Eligible Inventory" (as applicable).

         CONTROL OF COLLATERAL; LEASE OF PROPERTY. Neither Borrower is now conducting, or permitting or suffering to be conducted, any activities pursuant to or in conjunction with which any of the Collateral is now, or will be (while any Liabilities exist or this Agreement is in effect), in the possession or control of, any Subsidiary of such Borrower, any Obliger (other than such Borrower) or any Related Party. Except for Capitalized Leases included on
Schedule 5.15, Schedule 4.15 contains a complete and accurate list of (a) all leases under which each Borrower or any Subsidiary of such Borrower is the lessee covering any machinery, equipment or real property used by such Borrower or any Subsidiary of such Borrower and (b) the name and mailing address of each lessor or owner of such machinery, equipment or real property.

               PATENTS, TRADEMARKS AND COPYRIGHTS. Each Borrower and each of its Subsidiaries possesses adequate assets, licenses, patents, patent applications, copyrights, trademarks, trademark applications, trade styles, and trade names to continue to conduct its respective business as heretofore conducted by it, and all such licenses, patents, patent applications, copyrights, trademarks, trademark applications, trade styles, and trade names existing on the date hereof and, in the case of patents, trademarks and copyrights, the date of issuance thereof, are listed on Schedule 4.16.

               SOLVENCY. Holdings and each of its Subsidiaries now has capital sufficient to carry on its respective business and transactions and all business and transactions in which it is about to engage, and is now solvent and able to pay its respective debts as they mature, and Holdings and each of its Subsidiaries now owns property having a value, both at fair valuation and at present fair salable value, greater than the amount required to pay Holdings' or such Subsidiary's debts.

               CONTRACTS; LABOR MATTERS. As of the date of this Agreement, except as may be disclosed on Schedule 4.18: (a) neither Holdings nor any Subsidiary of Holdings is a party to any material contract or agreement, or is subject to any charge, corporate restriction, judgment, decree or order, which materially affects its business, property, assets, operations or condition, financial or otherwise; (b) no labor contract to which Holdings or any Subsidiary of Holdings is a party or is otherwise subject is scheduled to expire prior to the Credit Termination Date; (c) neither Holdings nor any Subsidiary of Borrower has, within the two-year period preceding the date of this Agreement, taken any action which would have constituted or resulted in a "plant closing" or "mass layoff" within the meaning of the Federal Worker Adjustment and Retraining Notification Act of 1988 or any similar applicable federal, state or local law, and no Loan Party has any reasonable expectation that any such action is or will be required at any time prior to the Credit Termination Date; (d) (i) neither Holdings nor any Subsidiary of Holdings is a party to any labor dispute and (ii) there are no strikes or walkouts relating to any labor contracts to which Holdings or any Subsidiary of Holdings is a party or is otherwise subject; and (e) neither Holdings or any Subsidiary of Holdings has entered into any contract with the United States or any department, agency or instrumentality thereof pursuant to which an Account

Receivable, Contract Right or General Intangible has arisen or may arise.

              PENSION AND WELFARE PLANS. Except as may be described in
Schedule 4.19, each Pension Plan complies in all material respects with all applicable statutes and governmental rules and regulations; no Reportable Event has occurred and is continuing with respect to any Pension Plan; no Loan Party nor any ERISA Affiliate has withdrawn from any Multiemployer Plan in a "complete withdrawal" or a "partial withdrawal" as defined in Sections 4203 or 4205 of ERISA, respectively; no steps have been instituted to terminate any Pension Plan; no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA; no condition exists or event or transaction has occurred in connection with any Pension Plan or Multiemployer Plan which could result in the incurrence by any Loan Party, any other Obligor or any ERISA Affiliate of any material liability, fine or penalty; and neither any Loan Party, nor any other Obligor nor any ERISA Affiliate is a "contributing sponsor" as defined in Section 4001(a)(13) of ERISA of a "Single-employer plan" as defined in Section 4001(a)(15) of ERISA which has two or more contributing sponsors at least two of whom are not under common control. Except as may be listed in Schedule 4.19, neither Holdings nor any Subsidiary of Holdings has any contingent liability with respect to any "employee welfare benefit plans," as such term is defined in Section 3(1) of ERISA, which covers retired or terminated employees and their beneficiaries.

              REGULATION U. No Loan Party is engaged in the business of purchasing or selling Margin Stock or extending credit to others for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any borrowing hereunder will be used to purchase or carry any Margin Stock or for any other purpose which would violate any of the margin regulations of the Federal Reserve Board.

              COMPLIANCE. Holdings and its Subsidiaries are in material compliance with all statutes, judicial or administrative orders, licenses, permits, and governmental rules and regulations applicable to them.

              TAXES. Each of Holdings and its Subsidiaries has filed any tax returns which, heretofore, were required to have been filed by it and has paid, or made adequate provisions for the payment of, all of its Taxes which are due and payable, except to the extent that Holdings or such Subsidiary is contesting such Taxes in good faith and by appropriate proceedings and Holdings or such Subsidiary has set aside on its books such reserves or other appropriate provisions therefor as may be required by GAAP. No Loan Party is aware of any proposed assessment against Holdings or any of its Subsidiaries for additional Taxes (or any basis for any such assessment) which might be material to any Loan Party and its Subsidiaries taken as a whole.

              INVESTMENT COMPANY ACT REPRESENTATION. No Loan Party is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

              PUBLIC UTILITY HOLDING COMPANY ACT REPRESENTATION. No Loan Party is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

              ENVIRONMENTAL SAFETY AND HEALTH MATTERS. Except as may be disclosed on Schedule 4.25, to the Loan Parties' knowledge, after diligent inquiry, Holdings and each of its Subsidiaries and each property, operation and facility that Holdings or any Subsidiary of Holdings may own, operate or control (i) complies in all material respects with (A) all applicable Environmental Laws and (B) all applicable Occupational Safety and Health Laws;
(ii) is not subject to any judicial or administrative proceeding alleging the violation of any Environmental Law or Occupational Safety and Health Law; (iii) has not received any notice (A) that it may be in violation of any Environmental Law or occupational Safety and Health Law, (B) threatening the commencement of any proceeding relating to allegedly unlawful, unsafe or unhealthy conditions or (C) alleging that it is or may be responsible for any response, cleanup, or corrective action, including but not limited to any remedial investigation/feasibility studies, under any Environmental Law or Occupational Safety and Health Law; (iv) has not received notice that it is the subject of federal or state investigation evaluating whether any investigation, remedial action or other response is needed to respond to (A) a spillage, disposal or release or threatened release into the environment of any Hazardous Material or (B) any allegedly unsafe or unhealthful condition; (v) has not filed any notice under or relating to any Environmental Law or occupational Safety and Health Law indicating or reporting (A) any past or present spillage, disposal or release into the environment of, or treatment, storage or disposal of, any Hazardous Material or (B) any potentially unsafe or unhealthful condition, and there exists no basis for such notice irrespective of whether such notice was actually filed; and (vi) has no contingent liability in connection with (A) any actual, threatened, or potential spillage, disposal or release into the environment of, or otherwise with respect to, any Hazardous Material whether on any premises owned or occupied by Holdings or any Subsidiary or on any other premises or (B) any unsafe or unhealthful condition. Except as may be disclosed on Schedule 4.25, to the Loan Parties' knowledge, there are no Hazardous Materials on, in or under any property or facilities owned, operated or controlled by Holdings or any Subsidiary of Holdings (including but not limited to such Hazardous Materials that may be contained in underground storage tanks), but excepting such Hazardous Materials as are used in accordance with all applicable laws and in the same manner as an ordinary consumer of such materials.

       RELATED AGREEMENTS. All representations and warranties of the Loan Parties contained in any Related Agreements are true and correct as if made on the date hereof and each Loan Party hereby adopts and affirms all such representations and warranties which each Loan Party agrees shall be incorporated by reference herein and made a part hereof.

       COVENANTS OF LOAN PARTIES. From the date of this Agreement and thereafter until the Credit is terminated and all Liabilities of the Loan Parties hereunder are paid in full, each Loan Party agrees that unless Lender shall otherwise consent in writing, it will:

         FINANCIAL STATEMENTS AND OTHER REPORTS. Furnish to Lender in form satisfactory to Lender:

                           FINANCIAL REPORTS :

                  (a) Annual Audit Report. Within ninety (90) days after each Fiscal Year of Holdings, commencing with Holdings' Fiscal Year ended July 31, 1996, a copy of the annual audit report of Holdings and its Subsidiaries, prepared on a consolidated basis and in conformity with GAAP and certified by an independent certified public accountant who shall be satisfactory to Lender, together with unaudited consolidating financial statements for such Fiscal Year and a certificate from such accountant (i) containing a computation of, and showing compliance with, each of the financial ratios and covenants contained in Section 5.27, and (ii) to the effect that, in making the examination necessary for the signing of such annual audit report, such accountant has not become aware of any Event of Default respecting the financial ratios and covenants contained in Section 5.27 that has occurred and is continuing, or, if such accountant has become aware of any such event, describing it and the steps, if any, being taken to cure it;

                  (a)      Quarterly Financial Statement.  Within forty-five
                  (45) days after each Fiscal Quarter of each Fiscal Year of Holdings, a copy of the unaudited financial statement of Holdings and its Subsidiaries, prepared in the same manner as the audit report referred to in preceding clause (a), except that such financial statements shall be prepared on both a consolidating and consolidated basis, signed by Holdings' chief financial officer and consisting of at least a balance sheet as at the close of such Fiscal Quarter and statements of earnings and cash flows for such Fiscal Quarter and for the period from the beginning of such Fiscal Year to the close of such Fiscal Quarter;

                  (a) Monthly Financial Statement . Within thirty (30) days after the end of each month of each Fiscal Year of Holdings, a copy of the unaudited financial statement of Holdings and its Subsidiaries, prepared in the same manner as the reports referred to in preceding clause (b) (including on a consolidated and consolidating basis) signed by Holdings' chief financial officer and consisting of at least a balance sheet as at the close of such month and statements of earnings and cash flows for such month and for the period from the beginning of such Fiscal Year to the close of such month; and

                  (a) Officer's Certificate. Together with the financial statements furnished by Holdings under the preceding clauses
                  (a), (b) and (c), a certificate of Holdings' chief financial officer, dated the date of such annual audit report or such quarterly or monthly financial statement, as the case may be, containing a statement that no Event of Default or Unmatured Event of Default has occurred and is continuing, or, if there is any such event, describing it and the steps, if any, being taken to cure it, and containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in this Section 5, including, in connection with the computation of the Debt Service Coverage Ratio for any period, the aggregate amount of unfinanced Capital Expenditures of Holdings on a consolidated basis during such period.

                  AGINGS. Within twenty (20) days after the end of each fiscal month of Holdings, an aging of all Accounts Receivable of each Borrower and an open invoice listing of all Trade Accounts Payable of each Borrower as of the end of such month, in form and content acceptable to Lender.

                  INVENTORY CERTIFICATION. Within twenty (20) days after the end of each fiscal month of Holdings, an Inventory certification report as of the end of such month for all Inventory locations of each Borrower, in form and content acceptable to Lender, which shall include, in any event, a specification of any Inventory consigned by or to each Borrower.

                           OTHER REPORTS:

                  (a) SEC and Other Reports . Copies of each filing and report made by Holdings or any Subsidiary of Holdings with or to any securities exchange or the Securities and Exchange Commission and of each communication from Holdings or any Subsidiary of Holdings to shareholders generally (excluding therefrom, however, routine communications between Borrowers and Holdings made in the ordinary course of business), promptly upon the filing or making thereof;

                  (a) Report of Change Relating to Holdings, its Subsidiaries or Partnerships. Promptly from time to time, a written report of any change in the information set forth in
                  Schedule 4.1 or Schedule 4.10 concerning Holdings, any Subsidiary of Holdings, or any partnership or joint venture;

                  (a) Patents, etc . Promptly from time to time, a written report of any change to the list of patents, trademarks, copyrights and other information set forth in Schedule 4.16; and

                  (a) Report on Investments . On a quarterly basis, within fifteen (15) days after the end of each Fiscal Quarter of Holdings, a written status report with respect to each Investment permitted by Section 5.18 existing as of the last day of such Fiscal Quarter.

                  (a) Other Reports . Any information required to be provided pursuant to other provisions of this Agreement, and such other reports or information from time to time reasonably requested by Lender.

                           CERTIFICATE REGARDING ENVIRONMENTAL MATTERS.
         Within thirty (30) days after the end of each Fiscal Year, or, upon Lender's request from and after the occurrence of, and during the continuation of, any Event of Default, a certificate executed on behalf of Holdings, by Holdings' chief executive officer containing a statement that based on such officer's due inquiry of persons charged with the responsibility for having such information, the representations set forth in Section 4.25 relating to Environmental and Safety and Health Matters, and Schedule 4.25 remain true and correct, or, if not, each and every respect in which they have changed; provided, however, that notwithstanding the preceding language of this Section 5.1.5, such statement shall in no way affect the survival of any of the representations and warranties contained in
         Section 4.25.

         NOTICES. Notify Lender in writing of any of the following immediately upon learning of the occurrence thereof (or, in the case of clauses (e) and (f) of this Section 5.2, at least thirty (30) days prior to the occurrence thereof to the extent applicable to any Loan Party or any other Obligor), describing the same and, if applicable, the steps being taken by the Person(s) affected with respect thereto:

         (a) Default. The occurrence of (i) an Event of Default or Unmatured Event of Default and (ii) to the extent not included in clause (i) of this Section 5.2(a), the default by any Loan Party, any other Obliger or any Subsidiary of any Loan Party under any note, indenture, loan agreement, mortgage, lease, deed or other material similar agreement to which any Loan Party, any other Obligor or any Subsidiary of any Loan Party, as appropriate, is a party or by which it is bound in which the Indebtedness owing thereunder exceeds Two Hundred Fifty Thousand Dollars ($250,000);

         (a) Litigation. The institution of any litigation, arbitration proceeding or governmental proceeding affecting any Loan Party, any other Obligor, any Subsidiary of any Loan Party or any Collateral or any Third Party Collateral, whether or not considered to be covered by insurance in which the amount claimed exceeds Two Hundred Fifty Thousand Dollars ($250,000);

         (a) Judgment. The entry of any judgment or decree against any Loan Party, any other Obligor or any Subsidiary of any Loan Party if the amount of such judgment exceeds Two Hundred Fifty Thousand Dollars ($250,000);

         (a) Pension Plans and Welfare Plans. The occurrence of a Reportable Event with respect to any Pension Plan; the filing of a notice of intent to terminate a Pension Plan by any Loan Party, any ERISA Affiliate, or any other Obligor; the institution of proceedings to terminate a Pension Plan by the PBGC or any other Person; the withdrawal in a "complete withdrawal" or a "partial withdrawal" as defined in Sections 4203 and 4205, respectively, of ERISA by any Loan Party, any ERISA Affiliate or any other Obligor from any Multiemployer Plan; the failure of any Loan Party, any other Obligor or any ERISA Affiliate to make a required contribution to any Pension Plan, including but not limited to any failure to pay an amount sufficient to give rise to a Lien under
         Section 302(f) of ERISA; the taking of any action with respect to a Pension Plan which could result in the requirement that any Loan Party, any other Obligor or any ERISA Affiliate furnish a bond or other security to the PBGC or such Pension Plan; the occurrence of any other event with respect to any Pension Plan which could result in the incurrence by any Loan Party, any other Obligor or any ERISA Affiliate of any material liability, fine or penalty; or the incurrence of any material increase in the contingent liability of any Loan Party, any other Obligor or any Subsidiary of any Loan Party with respect to any "employee welfare benefit plan" as defined in Section 3(1) of ERISA which covers retired or terminated employees and their beneficiaries;

         (a) Business and Collateral Information. Any change or proposed change in any of the information set fort on Schedule 4.12, Schedule
         4.13 or Schedule 4.15, including, but not limited to, (i) any change in the locati of any Inventory, or Equipment or any Third Party Collateral, (ii) the identity of any bailee, processor, warehouseman or other Person in possession or control of any Inventory or Equipment or other Collateral or Third Party Collateral, if the aggregate amount of all such property in the possession or control of such Persons at any time exceeds Five Hundred Thousand Dollars ($500,000) as to Inventory, at then book value, and Five Hundred Thousand Dollars ($500,000), as to Equipment, at then current fair market value, (iii) any change in the name or address of the lessor or owner of any real property or equipment having a value in excess of $100,000 leased to any Loan Party, any Subsidiary of any Loan Party or any other Obligor,
         (iv) any proposed change in the location of any Loan Party's or any of any Loan Party's Subsidiaries' chief executive office or chief place of business, or the location at which either Borrower keeps its books and records concerning such Borrower's Accounts Receivable and other Collateral, (v) any proposed opening, closing or other change in the list of offices and other places of business of any Loan Party and each Subsidiary of any Loan Party and (vi) any opening, closing or other change in the offices and other places of business of each other Obligor;

         (a) Change of Name or Status. Any change in the name or address of any other Obligor;

         (a) Insurance Information. Any material change in the information set forth in Schedule 4.7;

         (a) Environmental and Safety and Health Matters. The occurrence of any event, or the acquisition of any information which, if it had occurred, had been acquired, or was true on or before the Closing Date, would have been required to have been disclosed and included on
         Schedule 4.25, including but not limited to existence of any Environmental Lien and receipt of any notice from any entity, or federal, state or local government or agency with respect to any actual or alleged violation of, or potential liability under, any Environmental Law or any Occupational Safety and Health Law;

         (a) Material Adverse Change. The occurrence of a material adverse change in the business, operations or financial condition of any Loan Party, any other Obligor or any Subsidiary of any Loan Party;

         (a) Default by Others. Any material default by any Account Debtor or other Person obligated to any Loan Party, any other Obligor or any Subsidiary of any Loan Party under any contract, chattel paper, note or other evidence of amounts payable or due or to become due to such Loan Party, such Obligor or such Subsidiary if the amount payable under such contract, chattel paper, note or other evidence of amounts payable or due or to become due exceeds Two Hundred Thousand Dollars ($200,000);

         (a) Moveable Collateral. If any of the Collateral or Third Party Collateral shall consist of goods of a type normally used in more than one state, whether or not actually so used, any use of any such goods in any state other than a state in which the Loan Parties shall have previously advised Lender such goods will be used. The Loan Parties agree that such goods will not, unless Lender shall otherwise consent in writing, be used outside the continental United States;
         (b) Change in Management or Line(s) of Business. Any substantial change in the senior management of any Loan Party or any Subsidiary of any Loan Party, or any change in the line(s) of business of any Loan Party or any Subsidiary of any Loan Party; and

                  (m) Other Notices. Any notices required to be provided by any Loan Party pursuant to any Related Agreement or the other provisions of this Agreement, and notice of the occurrence of such other events as Lender may reasonably from time to time specify.

         EXISTENCE. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its respective existence as a corporation or other form of business organization, as the case may be, and all rights, privileges, licenses, patents, patent rights, copyrights, trademarks, trade names, trade styles, franchises and other authority to the extent material and necessary for the conduct of its respective business in the ordinary course as conducted from time to time.

        NATURE OF BUSINESS. Engage, and cause each of its Subsidiaries to engage, in substantially the same fields of business as it is engaged in on the date hereof; provided, that Holdings shall not engage in any type of business activity other than ownership of Borrowers' capital stock and the performance of its obligations under this Agreement and the Related Agreements.

        BOOKS, RECORDS AND ACCESS. Maintain, and cause each of its Subsidiaries to maintain, complete and accurate books and records (including but not limited to records relating to Accounts Receivable, Inventory, Equipment and other Collateral), in which full and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its respective business and activities. Cause its books and records as at the end of any fiscal month of Holdings to be posted and closed not more than fifteen (15) days after the last business day of such fiscal month. During normal business hours and upon reasonable notice permit, and cause each of its Subsidiaries to permit, access by Lender and its agents or employees to the books and records of Holdings and each such Subsidiary at Holdings' or each such Subsidiary's place or places of business at intervals to be determined by Lender and without hindrance or delay, and permit and cause each of its Subsidiaries to permit Lender or its agents and employees to inspect Borrowers' Inventory and Equipment and such Subsidiary's inventory and equipment, to perform, appraisals of Borrowers' Equipment and each of Holdings' other Subsidiaries' equipment, and to inspect, audit, check and make copies and/or extracts from the books, records, computer data and records, computer programs, journals, orders, receipts, correspondence and other data relating to Inventory, Accounts Receivable, Contract Rights, General Intangibles, Equipment and any other Collateral or Third Party Collateral, or relating to any other transactions between the parties hereto. The reasonable costs and expenses of Lender in connection with any and all such inspections and/or audits shall be at Borrowers' expense, and Lender may advance same to Borrowers as a Revolving Loan; provided, however, that, unless and until an Event of Default shall have occurred and be continuing, Borrowers' expense in such regard shall not exceed Twenty Thousand Dollars ($20,000) during any consecutive twelve (12) months' period. Notwithstanding the foregoing, as long as no Event of Default or Unmatured Event of Default has occurred or is continuing Borrowers shall not be required to reimburse Lender for appraisals of Borrowers' Equipment or the equipment of their Subsidiaries more frequently than once each Fiscal Year.

         INSURANCE. Maintain, and cause each of its Subsidiaries to maintain, insurance to such extent and against such hazards and liabilities as is commonly maintained by companies similarly situated or as Lender may reasonably request from time to time. Keep the Collateral properly housed and insured for its full insurable value against loss or damage by fire, theft, explosion, sprinklers, collision (in the case of motor vehicles) and such other risks as are customarily insured against by persons engaged in businesses similar to those of Borrowers, with such companies, in such amounts and under policies in such form as shall be satisfactory to Lender. Certificates of such policies of insurance have been delivered to Lender prior to the date hereof together with evidence of payment of all premiums therefor. Holdings shall cause each issuer of an insurance policy to provide Lender, prior to the Closing Date, with an endorsement or an independent instrument, in such form and containing such terms as shall be acceptable to Lender, in the case of hazard insurance, showing loss payable to Lender with respect to loss of or damage to Collateral and, if required by Lender, also naming Lender as an additional insured thereon and, in the case of liability insurance, showing Lender as additional insured. The Loan Parties hereby direct all insurers under such policies of insurance in which Lender is named as loss payee, as required aforesaid, to pay all proceeds payable thereunder directly to Lender. The Loan Parties appoint Lender and any Person whom Lender may from time to time designate (and all officers, employees or agents designated by Lender or such Person) as each Loan Party's true and lawful attorney and agent-in-fact with power to make, settle and adjust claims under such policies of insurance, endorse the name of each Loan Party on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and make all determinations and decisions with respect to such policies of insurance. The foregoing appointment and power, being coupled with an interest, is irrevocable until all Liabilities under this Agreement are paid and performed in full and this Agreement is terminated. In the event the Loan Parties at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required herein or to pay any premium in whole or in part relating thereto, then Lender, without waiving or releasing any obligation of or default by the Loan Parties hereunder, may at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which Lender deems advisable. All sums so disbursed by Lender, including without limitation Attorneys' Fees, court costs, expenses and other charges relating thereto, shall be payable on demand by Borrowers to Lender, and Lender may, in its sole and absolute discretion, advance such sums to Borrowers as a Revolving Loan. Notwithstanding the foregoing, however, Lender agrees that, so long as no Event of Default or Unmatured Event of Default has occurred and is then continuing, Borrowers shall have the right, in lieu of Lender, to receive proceeds payable under policies of insurance insuring loss of or damage to Collateral, and make, settle and adjust claims with regard thereto, provided that (i) the amount of any such claim does not exceed One Hundred Thousand Dollars ($100,000) per occurrence and (ii) the entire amount of such proceeds, net of sums expended by Borrowers in obtaining receipt thereof, are promptly expended by Borrowers in the substitution or replacement of the Collateral lost or destroyed which was the subject of such claim.

         INSURANCE SURVEY.  Provide to Lender at least annually within ninety
(90) days of the end of Holdings' Fiscal Year, a certificate signed by the chief financial officer of Holdings that attests to and summarizes the property and casualty insurance program carried by Holdings and its Subsidiaries. This summary shall include the insurer's(s) name(s), the insured's (s') name(s), policy number(s), expiration date(s), amount(s) of coverage, type(s) of coverage, the annual premium(s), Best's ratings of the insurer(s), exclusions, deductibles and self-insured retention and shall describe in detail any retrospective rating plan, fronting arrangement or any other self-insurance or risk assumption agreed to by Holdings or any Subsidiary of Holdings or imposed upon Holdings or any Subsidiary of Holdings by any such insurer, as well as any self-insurance program that is in effect. Holdings shall notify Lender in writing (i) at least twenty (20) days prior to any cancellation of or change materially adverse to any Loan Party in any such insurance to be instituted by Holdings or any Subsidiary of Holdings and (ii) within five (5) business days after receipt of any notice (whether formal or informal) of any cancellation of or change materially adverse to any Loan Party in any of its insurance instituted or to be instituted by any of its insurers or any negative change in the ratings of any insurance carrier of Holdings or any of its Subsidiaries, as established by Best's Insurance Reports. Annually, Lender shall have the right to request Holdings to have a risk management survey completed by a recognized independent risk management consultant mutually acceptable to Holdings and Lender which will identify, quantify and assess any catastrophic uninsured, under-insured or self-insured exposures faced by Holdings and its Subsidiaries. The cost of such survey shall be borne solely by Borrowers. A copy of the results of each such a survey shall be promptly delivered by Holdings to Lender.

         REPAIR. Maintain, preserve and keep, and cause each of its Subsidiaries to maintain, preserve and keep, its properties (other than property which is no longer useful) in operating condition and repair, ordinary wear and tear excepted, and from time to time make, and cause each such Subsidiary to make, all necessary and proper repairs, renewals, replacements, additions, betterments and improvements thereto so that at all times the efficiency thereof shall be fully preserved and maintained.

         TAXES. Pay, and cause each of its Subsidiaries to pay, when due, all of its Taxes, unless and only to the extent that such Loan Party or such Subsidiary is contesting such Taxes in good faith and by appropriate proceedings and such Loan Party or such Subsidiary has set aside on its books such reserves or other appropriate provisions therefor as may be required by GAAP.

         COMPLIANCE. Comply, and cause each of its Subsidiaries to comply, in all material respects, with all statutes, judicial or administrative orders, licenses, permits, and governmental rules and regulations applicable to it.

         PENSION PLANS. Not permit, and not permit any of its Subsidiaries to permit, any condition to exist in connection with any Pension Plan which might constitute grounds for the PBGC to institute proceedings to have such Pension Plan terminated or a trustee appointed to administer such Pension Plan; not fail, and not permit any of its Subsidiaries to fail, to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA; and not engage in, or permit to exist or occur, or permit any of its Subsidiaries to engage in, or permit to exist or occur, any other condition, event or transaction with respect to any Pension Plan which could result in the incurrence by Holdings or any of its Subsidiaries of any material liability, fine or penalty.

         MERGER, PURCHASE AND SALE. Except as set forth on Schedule 5.12, not, and not permit any of its Subsidiaries to: (a) be a party to any merger, liquidation or consolidation provided that any Subsidiaries of either Borrower may merge, liquidate or consolidate into or with another such Subsidiary or such Borrower (so long as in the latter instance, such Borrower is the surviving corporation); (b) except in the normal course of its business as conducted by Borrowers on the Closing Date or as otherwise expressly permitted hereby, sell, transfer, convey, lease or otherwise dispose of any of its assets; (c) sell or assign, with or without recourse, any Accounts Receivable, Contract Rights, notes receivable or chattel paper, except as provided in this Agreement or (d) purchase or otherwise acquire all or substantially all the assets of any Person.

         RESTRICTED PAYMENTS. (a) Not purchase or redeem any shares of its stock, declare or pay any dividends thereon (other than stock dividends), make any distribution to stockholders as such or pay any management fees to its stockholders or pay any expenses on behalf of its stockholders or set aside any funds for any such purpose, except that, provided that no Unmatured Event of Default or Event of Default has occurred and is continuing, Borrowers may pay actual expenses of Holdings on behalf of Holdings, or may pay management fees to Holdings, for such purpose, in an amount not in excess of One Million Six Hundred Thousand Dollars ($1,600,000) in the aggregate in any Fiscal Year, and (b) not prepay, purchase or redeem, and not permit any of its Subsidiaries to prepay, purchase or redeem any Subordinated Debt.

         LOAN PARTIES' AND LOAN PARTIES' SUBSIDIARIES' STOCK. Not permit any of its Subsidiaries to purchase or otherwise acquire any shares of the stock of any Loan Party, and, except as and to the extent permitted in Section 5.12, not take any action, or permit any of its Subsidiaries to take any action, which will result in a decrease in any Loan Party's or any of its Subsidiaries' ownership interest in any Subsidiary of any Loan Party or any of its Subsidiaries.

         INDEBTEDNESS. Not, and not permit any of its Subsidiaries to, incur or permit to exist any Indebtedness (including but not limited to Indebtedness as lessee under Capitalized Leases), except: (a) Indebtedness under the terms of this Agreement; (b) other Indebtedness of any Loan Party having maturities and terms, and which is subordinated to payment of the Liabilities in a manner, approved in writing by Lender; (c) other Indebtedness outstanding on the date hereof and listed on Schedule 5.15 and in the financial statements described at
Section 4.6; (d) Indebtedness hereafter incurred in connection with Liens permitted under Section 5.16(d) and (e) other Indebtedness approved in writing by Lender.

         LIENS. Not, and not permit any of its Subsidiaries to, create or permit to exist any Lien with respect to any property, revenue or assets now owned or hereafter acquired, except: (a) Liens for current Taxes not delinquent or Taxes being contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by GAAP are being maintained; (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's, and other like statutory Liens arising in the ordinary course of business securing obligations which are not overdue or which are being contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by GAAP are being maintained; (c) pledges or deposits in connection with workers, compensation, unemployment insurance and other social security legislation; (d) Liens in connection with the acquisition of property after the date hereof by way of purchase money mortgage, conditional sale or other title retention agreement, Capitalized Lease, or other deferred payment contract, and attaching only to the property being acquired, if the aggregate outstanding amount of such Indebtedness of Holdings and its Subsidiaries (excluding Indebtedness under Capitalized Leases) does not exceed Two Hundred Fifty Thousand Dollars ($250,000) and if the Capital Expenditure made or the Capitalized Lease entered into in connection with such acquisition is otherwise permitted under the terms of this Agreement;
(e) Liens in favor of Lender; (f) Liens referred to in Section 4.9 and (g) Liens consented to in writing by Lender.

         GUARANTIES. Not, and not permit any of its Subsidiaries to, become or be a guarantor or surety of, or otherwise become or be responsible in any manner (whether by agreement to purchase any obligations, stock, assets, goods or services, or to supply or advance any funds, assets, goods or services, or otherwise) with respect to, any undertaking of any other Person, except for the Loan Parties' guaranties of the Liabilities hereunder and except for the endorsement, in the ordinary course of collection, of instruments payable to it or its order and except as described on Schedule 5.17 and as otherwise consented to by Lender in writing.

         INVESTMENTS. Not, and not permit any of its Subsidiaries to, make or permit to exist any Investment in any Person, except for: (a) Investments to the extent consented to by Lender in writing; (b) advances to employees of such Loan Party or any of its Subsidiaries for travel or other ordinary business expenses provided that the aggregate amount outstanding at any one time shall not exceed Twenty-Five Thousand Dollars ($25,000) for any single employee of such Loan Party and Two Hundred Thousand Dollars ($200,000) in the aggregate for all employees of all Loan Parties, collectively; (c) advances to subcontractors and suppliers in maximum aggregate amounts reasonably acceptable to Lender but in any event not exceeding an aggregate outstanding amount of Three Hundred Thousand Dollars ($300,000), (d) extensions of credit in the nature of Accounts Receivable or notes receivable arising from the sale of goods and services in the ordinary course of business;
(e) shares of stock, obligations or other securities received in settlement of claims arising in the ordinary course of such Loan Party's business as conducted by it on the Closing Date; (f) other Investments outstanding on the date hereof and listed on Schedule 5.18A or in the financial statements described in Section 4.6; and (g) so long as no Event of Default or Unmatured Event of Default has occurred which is then continuing (or otherwise would be caused thereby), Investments in the form of loans and advances may be made by either Borrower to the other Borrower; provided, that the aggregate amount of all such loans and advances outstanding at any time (inclusive of all such loans and advances, if any, outstanding on the Closing Date as described on
Schedule 5.18A) may never exceed Four Million Dollars ($4,000,000), in the case of loans and advances by CMC Mississippi to CMC California, and Two Million Dollars ($2,000,000), in the case of loans and advances by CMC California to CMC Mississippi; provided, further, that (i) the limitations set forth hereinabove in this clause (g) shall apply whether such loans and advances are made directly or indirectly; (ii) as to any such loans and advances, Holdings shall give Lender written notice of the amount and intended use thereof by the prospective borrower at least three (3) Business Days in advance of its disbursement, together with an aging as of the date of such notice of all Trade Accounts Payable of the Borrower proposing to make such loan or advance demonstrating that such Trade Accounts Payable aging (average days outstanding) does not exceed the average of such Borrower's Trade Accounts Payable aging as of the last day of each of the twelve (12) preceding months; (iii) as of the date of such notice and the date of the proposed loan or advance referred to therein, after giving effect to any Revolving Loan made to such Borrower in connection therewith, such Borrower's Revolving Loan Availability shall exceed the outstanding principal of the Revolving Loans to such Borrower by an amount at least equal to One Million Five Hundred Thousand Dollars ($1,500,000) in the case of CMC California and Three Million Dollars ($3,000,000) in the case of CMC Mississippi; and (iv) at Lender's request, the Loan Parties shall cause such loans to be evidenced by promissory notes or other documentation in form and substance satisfactory to Lender and shall deliver such notes or other documents to Lender, duly assigned or endorsed to Lender, as additional Collateral and the Loan Parties shall not permit any such loan or advance to be subject to any subordination or similar agreement. For purposes of this Section 5.18, "loans and advances" to any Person named in clause (g) of the preceding sentence shall include, without limitation, any Letters of Credit hereafter issued by Lender for the account of either Borrower on behalf of any such Person.

         SUBSIDIARIES. Not, and not permit any Subsidiary of its Subsidiaries to, acquire any stock or similar interest in any Person, and not, and not permit any of its Subsidiaries, create, establish or acquire any Subsidiary other than those, if any, existing on the date of this Agreement.

         LEASES. Not enter into or permit to exist, or permit any of its Subsidiaries to enter into or permit to exist, any arrangements for the leasing by such Loan Party or such Subsidiary, as lessee under any operating lease or Capitalized Lease, of any real or personal property (or any interest therein) if the aggregate of all payments under such leases would exceed $10,000,000 in any year; provided that no operating lease or Capitalized Lease covering assets with a value equal to or in excess of $750,000 shall be entered into without Lender's prior written consent and, without limiting in any way Lender's discretion in regard to the granting of such consent or in regard to the conditions that Lender may require to be satisfied in connection with the granting of such consent, at least twenty (20) days prior to any Loan Party or Subsidiary entering into any such operating lease or Capital Lease, Holdings shall deliver to Lender written notice thereof, together with proforma projected financial statements demonstrating that the Loan Parties will be in compliance with the financial covenants set forth in Annex A hereto after giving effect to that operating Lease or Capital Lease.

         CHANGE IN ACCOUNTS RECEIVABLE. After the occurrence of an Event of Default or Unmatured Event of Default, permit or agree to any extension, compromise or settlement or make any change or modification of any kind or nature with respect to any Account Receivable in excess of $100,000, including any of the terms relating thereto.

         FUTURE ENVIRONMENTAL ASSESSMENTS. The Loan Parties shall provide such information and certifications which Lender may reasonably request from time to time pertaining to the environmental aspects of Holdings and its Subsidiaries and any property owned, operated or controlled by Holdings or any Subsidiary of Holdings. To investigate environmental aspects of Holdings and its Subsidiaries and their properties, facilities and operations, Lender or its agents shall have the right, but no obligation at any time during normal business hours and upon reasonable notice to enter upon the property of Holdings or any Subsidiary of Holdings, take samples, review the books, records or other documents of Holdings and its Subsidiaries, interview officers and employees and independent contractors of Holdings or its Subsidiaries, and conduct such other activities as Lender, in its sole discretion, deems appropriate. Each Loan Party shall, and shall cause its Subsidiaries to, cooperate fully in the conduct of any such assessment. If Lender decides to cause such an assessment to be conducted because of (a) Lender's considering taking possession of or title to the property after the occurrence of an Event of Default or (b) a material change in the use of the property which, in Lender's reasonable opinion, increases the risk of non-compliance with Environmental Laws or increases the risk of costs or liabilities thereunder, then Borrowers shall pay upon demand all reasonable costs and expenses (including Attorney's Fees) connected with such assessment. Lender, may, in its discretion, provide for the payment of any amount due from Borrowers under this Section 5.22 by making a Revolving Loan to Borrowers. Nothing in this Section 5.22, and no actions taken by Lender pursuant thereto, shall give, or be construed as affecting, directing, influencing, or controlling, or giving, to Lender the right, capacity or obligation to direct or control the conduct or action or inaction of any Loan Party or any Subsidiary of any Loan Party with respect to any environmental matters, including but not limited to those pertaining to compliance with any Environmental Laws and Hazardous Material disposal.

         RELATED AGREEMENTS. Not enter into, or permit any of its Subsidiaries to enter into, any agreement containing any provision which would be violated or breached by the performance by any Loan Party or such Subsidiary of its obligations hereunder or under any Related Agreement or any instrument or document delivered or to be delivered by any Loan Party or such Subsidiary in connection herewith.

         UNCONDITIONAL PURCHASE OPTIONS. Not enter into or be a party to, or permit any of its Subsidiaries to enter into or be a party to any contract for the purchase of materials, supplies or other property or services, if such contract requires that payment be made by it regardless of whether or not delivery is ever made of such materials, supplies or other property or services.

         USE OF PROCEEDS. Not use or permit any proceeds of the Loans to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying" any Margin Stock, and furnish to Lender upon request, a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U of the Board of Governors of the Federal Reserve System. Not directly or indirectly use any proceeds of Loans to fund all or part of any hostile take-over or tender offer.

         TRANSACTIONS WITH RELATED PARTIES. Not, and not permit any of its Subsidiaries to, enter into or be a party to any transaction or arrangement, including, without limitation, the purchase, sale, lease or exchange of property or the rendering of any service, with any Related Party, except in the ordinary course of and pursuant to the reasonable requirements of such Loan Party's or such Subsidiary's business and upon fair and reasonable terms no less favorable to such Loan Party or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not a Related Party. For purposes of this Section 5.26 only, "Related Party" shall extend to and include, without limitation, any Person which beneficially owns or holds twenty percent (20%) or more of the equity interest of Holdings.

         FINANCIAL COVENANTS. From the Closing Date and at all times thereafter unless and until this Agreement is terminated and all of the Loan Parties' Liabilities under this Agreement are paid in full, the Loan Parties agree that, unless Lender otherwise consents in writing, they will comply with each of the financial covenants set forth on Annex A.

         FISCAL YEAR.   Not change its Fiscal Year.

         LANDLORDS' AGREEMENT. On or prior to that date thirty (30) days from the Closing Date, deliver to Lender a landlord's agreement, in form and substance satisfactory to Lender, executed by the landlord of CMC California's facility at 4950 Patrick Henry Drive, Santa Clara, California.

         DEFAULT.

         EVENT OF DEFAULT . Each of the following shall constitute an Event of Default under this Agreement:

         (a) NON-PAYMENT. Default in the payment, when due or declared due, of any amount of principal of any Loan or of any reimbursement obligation in respect of any payment made by Lender under or pursuant to any Letter of Credit or L/C Draft; or default in the payment, when due or declared due, of any other Liabilities and continuance of such default for two (2) Business Days after such other Liabilities are due or declared due.

         (a) NON-PAYMENT OF OTHER INDEBTEDNESS. Default in the payment when due, whether by acceleration or otherwise (subject to any applicable grace period), of any Indebtedness of, or guaranteed by, any Loan Party, any other Obligor or any Subsidiary of any Loan Party (other than (i) any Indebtedness under this Agreement and any Notes, or (ii) any Indebtedness of any Subsidiary of Holdings or either Borrower to Holdings or such Borrower or to any other Subsidiary of such Borrower).

         (a) ACCELERATION OF OTHER INDEBTEDNESS. Any event or condition shall occur which results in the acceleration of the maturity of any Indebtedness of, or guaranteed by, any Loan Party, any other Obligor or any Subsidiary of any Loan Party in excess of Two Hundred Fifty Thousand Dollars ($250,000) (other than (i) any Indebtedness of any Subsidiary of either Borrower to such Borrower or to any other Subsidiary of such Borrower, and (ii) the Indebtedness under this Agreement and any Notes) or enables the holder or holders of such other Indebtedness or any trustee or agent for such holders (any required notice of default having been given and any applicable grace period having expired) to accelerate the maturity of such other Indebtedness.

         (a)      OTHER OBLIGATIONS.   Default in the payment when due, whether
         by acceleration or otherwise, or in the performance or observance (subject to any applicable grace period or waiver of such default) of
         (i) any obligation or agreement of any Loan Party, any other Obligor or any Subsidiary of any Loan Party to or with Lender (other than any obligation or agreement of any Loan Party hereunder) or (ii) any material obligation or agreement of any Loan Party, any other Obligor or any Subsidiary of any Loan Party involving a liability or obligation in excess of Two Hundred Fifty Thousand Dollars ($250,000) to or with any other Person to the extent such default would have a material and adverse effect on the financial condition or operations of any Loan Party (other than (x) any such material obligation or agreement constituting or related to Indebtedness, (y) Trade Accounts Payable and (z) any material obligation or agreement of any Subsidiary of Holdings or either Borrower to Holdings or such Borrower or to any other Subsidiary of such Borrower), except only to the extent that the existence of any such default is being contested by such Loan Party, such other Obligor or such Subsidiary of such Loan Party, as the case may be, in good faith and by appropriate proceedings and such Loan Party, such other Obligor or such Subsidiary of such Loan Party, as applicable, shall have set aside on its books such reserves or other appropriate provisions therefor as may be required by GAAP.

         (a)      [INTENTIONALLY OMITTED].

         (a)      INSOLVENCY.   Any Loan Party any other Obligor or any
         Subsidiary of any Loan Party becomes insolvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they mature, or applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for such Loan Party, such other Obligor or such Subsidiary of such Loan Party, or for a substantial part of the property of such Loan Party, such other Obligor or such Subsidiary of such Loan Party, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for any Loan Party, any other Obligor or any Subsidiary of any Loan Party or for a substantial part of the property of any Loan Party, any other Obligor or any Subsidiary of any Loan Party and is not discharged or dismissed within ninety (90) days; or any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is instituted by or against any Loan Party, any other Obligor or any Subsidiary of any Loan Party; or any warrant of attachment or similar legal process is issued against any substantial part of the property of any Loan Party, any other Obligor or any Subsidiary of any Loan Party.

         (a) PENSION PLANS. The institution by any Loan Party or any ERISA Affiliate of steps to terminate any Pension Plan if, in order to effectuate such termination, any Loan Party or any ERISA Affiliate would be required to make a contribution to such Pension Plan, or would incur a liability or obligation to such Pension Plan, in excess of One Million Five Hundred Thousand Dollars ($1,500,000); the institution by the PBGC of steps to terminate any Pension Plan and the continuation of either such condition after notice thereof from Lender; or a contribution failure occurs with respect: to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.

         (a)      NON-COMPLIANCE WITH THIS AGREEMENT.   Default in the
         performance of any of Borrower's agreements set forth in Sections 2, 3.2, 3.3, 3.4, 5.5, 5.6 or 5.12 through 5.26 or 5.29 (and not constituting an Event of Default under any of the other subsections of this Section 6.1), and continuance of such default after notice thereof to Holdings from Lender; or default in the performance of any of any Loan Party's agreements set forth in Sections 5.1.2, 5.1.3, 5.2, 5.27 or 5.28 (and not constituting an Event of Default under any of the other subsections of this Section 6.1), and continuance of such default for ten (10) days after notice thereof to Holdings from Lender; or default in the performance of any of any Loan Party's other agreements herein set forth (and not constituting an Event of Default under any of the other subsections of this Section 6.1), and continuance of such default for thirty (30) days after notice thereof to Holdings from Lender.

         (a)      [INTENTIONALLY OMITTED].

         (a) NON-COMPLIANCE WITH RELATED AGREEMENTS. Default in the performance by any Loan Party, any other Obligor or any Subsidiary of any Loan Party of any of its agreements set forth in any Related Agreement (and not constituting an Event of Default under any of the other subsections of this Section 6.1), and continuance of such default after notice from Lender and the expiration of the grace period (if any) set forth therein or thirty (30) days, whichever is the longer.

         (a) WARRANTY. Any warranty made by any Loan Party, any other Obligor or any Subsidiary of any Loan Party in any Related Agreement is untrue or misleading in any material respect when made or deemed made; or any schedule, statement, report, notice, certificate or other writing furnished by any Loan Party, any other Obligor or any Subsidiary of any Loan Party to Lender is untrue or misleading in any material respect on the date as of which the facts set forth therein are stated or certified; or any certification made or deemed made by any Loan Party, any other Obligor or any Subsidiary of any Loan Party to Lender is untrue or misleading in any material respect on or as of the date made or deemed made.

         (a) LITIGATION. There shall be entered against any one of any Loan Party, any other Obligor or any Subsidiary of any Loan Party one or more judgments or decrees in excess of Three Hundred Thousand Dollars ($300,000) in the aggregate at any one time outstanding, excluding, however, those judgments or decrees (i) that shall have been outstanding less than thirty (30) calendar days from the entry thereof, or which have been discharged, stayed or dismissed within such thirty (30) days' period, and (ii) for and to the extent which such Loan Party, such Subsidiary or such Obligor, as applicable, is insured and with respect to which the insurer has assumed responsibility in writing or for and to the extent which such Loan Party, such Subsidiary or such Obligor, as applicable, is otherwise indemnified if the terms of such indemnification are satisfactory to Lender.

         (a) VALIDITY. If the validity or enforceability of this Agreement or any other Related Agreement shall be challenged by any Loan Party or any other Obligor, or shall fail to remain in full force and effect, or if Lender does not have or ceases to have a valid and perfected first priority security interest in the Collateral (subject to other Liens permitted hereunder) for any reason other than the failure of Lender to take any action within its control.

         (a)      CONDUCT OF BUSINESS.  If any Loan Party, any other

         Obligor or any Subsidiary of any Loan Party is enjoined, restrained or in any way prevented by court order, which has not been dissolved or stayed within fifteen (15) business days, from conducting all or any material part of its business affairs.

         (a) OWNERSHIP. If Holdings shall own and control, beneficially and of record, less than one hundred percent (100%) of the issued and outstanding common stock of each Borrower.

         (a)      [INTENTIONALLY OMITTED].

         (a)      [INTENTIONALLY OMITTED].

         (a)      MATERIAL ADVERSE CHANGE.   Lender shall have determined in
         good faith that (i) a material adverse change has occurred in the business, operations or financial condition of any Loan Party or any other Obligor, (ii) Lender's interest in any material portion of Collateral or Third Party Collateral has been adversely affected or impaired, or the value thereof to Lender has been diminished to a material extent or (iii) the prospect of payment or performance of any obligation or agreement of any Loan Party or any other Obligor hereunder or under any Related Agreement is materially impaired, and the condition giving rise to such determination does not constitute an Event of Default under any of the other subsections of this Section
         6.1 and continues to exist after notice of such determination by Lender to Holdings.

         EFFECT OF EVENT OF DEFAULT; REMEDIES .

         (a)      In the event that one or more Events of Default described in
         Section 6.1(f) shall occur, then Lender's commitments and the Credit extended under this Agreement shall terminate and all Liabilities hereunder and under any Notes shall be immediately due and payable without demand, notice or declaration of any kind whatsoever.

         (a)      In the event an Event of Default other than one described in
         Section 6.1(f) shall occur, then Lender's commitments shall terminate and Lender may declare all Liabilities hereunder and under any Notes immediately due and payable without demand or notice of any kind whatsoever, whereupon the Credit extended under this Agreement shall terminate and all Liabilities hereunder and under any Notes shall be immediately due and payable. Lender shall promptly advise Holdings of any such declaration, but failure to do so shall not impair the effect of such declaration.

         (a) In the event of the occurrence of any Event of Default, Lender may exercise any one or more or all of the following remedies, all of which are cumulative and non-exclusive:

                  (1) Any remedy contained in this Agreement or in any of the Related Agreements or any Supplemental Documentation;

                  (1) Any rights and remedies available to Lender under the UCC, and any other applicable law;

                  (1) To the extent permitted by applicable law, Lender may, without notice, demand or legal process of any kind, take possession of any or all of the Collateral (in addition to Collateral which it may already have in its possession), wherever it may be found, and for that purpose may pursue the same wherever it may be found, and may enter into any premises where any of the Collateral may be or is supposed to be, and search for, take possession of, remove, keep and store any of the Collateral until the same shall be sold or otherwise disposed of, and Lender shall have the right to store the same in any of Borrowers' premises without cost to Lender;

                  (1) At Lender's request, Borrowers will, at Borrowers' expense, assemble the Collateral and make it available to Lender at a place or places to be designated by Lender which is reasonably convenient to Lender and Borrowers; and

                  (1) Lender at its option, and pursuant to notification given to Borrowers as provided for below, may sell any Collateral actually or constructively in its possession at public or private sale and apply the proceeds thereof as provided below.

               ADDITIONAL PROVISIONS REGARDING COLLATERAL AND LENDER'S RIGHTS.

               NOTICE OF DISPOSITION OF COLLATERAL . Any notification of intended disposition of any of the Collateral required by law shall be deemed reasonably and properly given if given at least ten (10) calendar days before such disposition.

               APPLICATION OF PROCEEDS OF COLLATERAL . Any proceeds of any disposition by Lender of any of the Collateral may be applied by Lender to the payment of reasonable expenses in connection with the taking possession of, storing, preparing for sale, and disposition of Collateral, including Attorneys' Fees and legal expenses, and any balance of such proceeds may be applied by Lender toward the payment of such of the Liabilities, and in such order of application, as Lender may from time to time elect.

               CARE OF COLLATERAL . Lender shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if it takes such action for that purpose as either Borrower requests in writing, but failure of Lender to comply with such request shall not, of itself, be deemed a failure to exercise reasonable care.

               PERFORMANCE OF BORROWERS' OBLIGATIONS . Lender shall have the right, but shall not be obligated, to discharge any claims against or Liens, and any Taxes at any time levied or placed upon any or all Collateral including, without limitation, those arising under statute or in favor of landlords, taxing authorities, government, public and/or private warehousemen, common and/or private carriers, processors, finishers, dairymen, coopers, dryers, mechanics, artisans, laborers, attorneys, courts, or others. Lender may also pay for maintenance and preservation of Collateral. Lender may, but is not obligated to, perform or fulfill any of Borrowers' responsibilities under this Agreement which either Borrower has failed to perform or fulfill. Lender may advance to Borrowers as a Revolving Loan any payment made or expense incurred by Lender under this Section 7.4.

                  LENDER'S RIGHT. None of the following shall affect the obligations of the Loan Parties to Lender under this Agreement or Lender's right with respect to the remaining Collateral or any Third Party Collateral (any or all of which actions may be taken by Lender at any time, whether before or after an Event of Default, at its sole and absolute discretion and without notice to the Loan Parties):


                  (a) acceptance or retention by Lender of other property or interests in property as security for the Liabilities, or acceptance or retention of any Obligor(s), in addition to the Loan Parties, with respect to any of the Liabilities; (b) release of its security interest in, or surrender or release of, or the substitution or exchange of or for, all or any part of the Collateral or any Third Party Collateral or any other property securing any of the Liabilities (including but not limited to any property of any Obligor other than the Loan Parties), or any extension or renewal for one or more periods (whether or not longer than the original period), or release, compromise, alteration or exchange, of any obligations of any guarantor or other Obligor with respect to any Collateral or any such property;

                  (a) extension or renewal for one or more periods (whether or not longer than the original period), or release, compromise, alteration or exchange of any of the Liabilities, or release or compromise of any obligation of any Obligor with respect to any of the liabilities; or

                  (a) failure by Lender to resort to other security or pursue any Person liable for any of the Liabilities before resorting to the Collateral.

CONDITIONS PRECEDENT; DELIVERY OF DOCUMENTS AND OTHER MATTERS.

                  CONDITIONS PRECEDENT TO INITIAL REVOLVING LOANS, TERM LOAN, INITIAL EQUIPMENT LOAN AND INITIAL LETTERS OF CREDIT. The obligations of Lender to make the initial Revolving Loans, to issue the initial Letters of Credit, to make the Term Loan and to make the initial Equipment Loans (and to make each subsequent Revolving Loan, to issue each subsequent Letter of Credit and to make each subsequent Equipment Loan) are subject to satisfaction of the following conditions precedent (in addition to those provided in Section 8.2):

                           DUE DILIGENCE.  Lender shall have completed such due
                  diligence as it shall reasonably deem appropriate concerning the business, operations and assets of each Loan Party and each other Obligor, the results of which shall provide Lender with results and information which, in Lender's sole determination, are satisfactory to permit Lender to enter into the secured financing transaction described in this Agreement and the Related Agreements. Lender's due diligence examination may include but need not be limited to (i) a field examination of each Loan Party's and each other Obligor's books and records, (ii) a physical audit and inspection of each Loan Party's and each other Obligor's real and personal property including, without limitation, any Real Property, (iii) an analysis of all of each Loan Party's and each other Obligor's contingent liabilities, including but not limited to those pertaining to environmental and health and safety matters, employee benefit plans and pending or threatened litigation, (iv) a review of such fair market value and liquidation value appraisals of the assets of each Loan Party and each other Obligor as Lender shall determine to be necessary, in each case prepared by independent appraisers and using such assumptions and methods of analysis as Lender shall determine to be acceptable and (v) a review of the each Loan Party's and each other Obligor's current financial condition and any pro forma financial information or cash flow projections required by Lender.

                           SECURITY INTEREST.  The security interest in the
                  Collateral granted under this Agreement and the Related Agreements, and in any Third Party Collateral, and all other Liens granted to Lender to secure the Liabilities, shall be senior, perfected Liens except as otherwise agreed by Lender, and all financing statements, amendments to financing statements filed under the Existing Loan Agreement and other documents relating to Collateral and Third Party Collateral shall have been filed or recorded, as appropriate.

                           SOLVENCY.  After giving effect to the initial Loans
                  made hereunder, each Borrower shall have sufficient assets (excluding goodwill and other intangible assets not capable of valuation) having a value, both at present fair salable value and at fair valuation, greater than the amount of such Borrower's liabilities (including trade debt and Indebtedness to Lender). Lender shall be satisfied that all of the assets supporting Lender's Loans under this Agreement shall be sufficient in value to provide each Borrower with sufficient cash flow and working capital to enable it to profitably operate its business and to meet its obligations as they become due.

                           BLOCKED ACCOUNTS; LOCK BOXES.  Each Borrower shall
                  have entered into blocked account and/or lock box agreements with Lender for the collection and remittance to Lender of cash proceeds of Collateral; provided that CMC California shall have until thirty (30) days after the Closing Date to enter into such agreements.

                           EFFECT OF LAW.  No law or regulation affecting
                  Lender's entering into the secured financing transaction contemplated by this Agreement shall impose upon Lender any material obligation, fee, liability, loss, cost, expense or damage.

                           EXHIBITS; SCHEDULES.  All Exhibits and Schedules to
                  this Agreement shall have been completed and submitted to Lender, shall be in form and substance satisfactory to Lender and shall contain no facts or information which Lender, in its sole judgment, determines to be unacceptable.

                           FEES.  If not funded with the proceeds of the initial
                  Revolving Loans, Lender shall have received the closing fee referred to in Section 2.8.3 and any other fees due and payable by Borrowers or any other Person on the funding of the initial Loans.

                           DOCUMENTS.  Lender shall have received all of the
                  following, each duly executed where appropriate and dated as of the Closing Date (or such other date as shall be satisfactory to Lender), in form and substance satisfactory to Lender:

                  (a) LOAN PARTIES' RESOLUTIONS. A copy, duly certified by the secretary or an assistant secretary of each Loan Party of (1) resolutions of the Board of Directors of such Loan

                  Party authorizing (A) in the case of each Borrower, the borrowings by such Borrower hereunder, (B) the execution, delivery and performance by such Loan Party of this Agreement and each Related Agreement to which such Loan Party is a party or by which it is bound, and (C) in the case of Holdings, certain officers or employees of Holdings to request borrowings on behalf of Borrowers by telephone and to execute Borrowing Base Certificates on behalf of Borrowers,
                  (2) all documents evidencing any other necessary corporate action with respect to this Agreement and the Related Agreements, and (3) all approvals or consents, if any, with respect to this Agreement and the Related Agreements;

                  (a) LOAN PARTIES' INCUMBENCY CERTIFICATES. A Certificate of the secretary of each Loan Party certifying the names of the officers of such Loan Party authorized to sign this Agreement and each Related Agreement to which such Loan Party is a party or by which it is bound, and all other documents and certificates to be delivered by such Loan Party hereunder, together with the true signatures of such officers;

                  (a) HOLDINGS' CERTIFICATE. The certificate of the President of Holdings certifying to the fulfillment of all conditions precedent to closing and funding the secured financing transaction contemplated by this Agreement and to the truth and accuracy, in all material respects, as of such date, of the representations and warranties of the Loan Parties contained in this Agreement and each other Related Agreement to which any Loan Party is a party or by which it is bound;

                  (a) LOAN PARTIES' BYLAWS. A copy, duly certified by the secretary or an assistant secretary of each Loan Party, of such Loan Party's Bylaws;

                  (a) LOAN PARTIES' CERTIFICATE OF INCORPORATION. A copy, duly certified by the Secretary of State of Delaware, of each Loan Party Certificate of Incorporation;

                  (a) LOAN PARTIES' REGISTRATION; GOOD STANDING. A copy, duly certified by the applicable Secretary of State of (i) a certificate of good standing issued by the Secretary of

                  State of the secretary of state of each state where any Loan Party is qualified to do business or where, because of the nature of its business or properties, qualification to do business is required, and (ii) in any state in which any Loan Party is doing business under an assumed name, a certificate or other document issued by the Secretary of State of each such state evidencing such Loan Party's authority to use such name;

                  (a) LEGAL OPINIONS. Legal opinions from counsel for each Obligor, in form and substance satisfactory to Lender;

                  (a) INSURANCE. Evidence satisfactory to Lender of the existence of insurance on the Collateral, Third Party Collateral and business of Borrower in amounts and with insurers acceptable to Lender, together with evidence establishing that Lender is named as a loss payee and/or additional insured, as applicable, on all related insurance policies; and

                  (a) OTHER DOCUMENTS. Such other documents as Lender shall determine to be necessary or desirable, including but not limited to documents of the same or similar type as described in paragraphs (a) through (f) of this Section
                  8.1.11 for the Loan Parties with respect to each Obligor other than a Loan Party.

                  CONTINUING CONDITIONS PRECEDENT TO ALL LOANS; CERTIFICATION. The obligation of Lender to make any Loan, or to issue any Letter of Credit, is subject to satisfaction of the following conditions precedent in addition to those provided in Section 8.1:

                  (a) NO CHANGE IN CONDITION. No change in the condition or operations, financial or otherwise, of any Loan Party, any Subsidiary of any Loan Party or any other Obligor, shall have occurred which change, in the reasonable credit judgment of Lender, may have a material adverse effect on any Loan Party or any other Obligor, or on any material portion of Collateral or Third Party Collateral;

                  (a) DEFAULT. Before and after giving effect to such Loan or such Letter of Credit, no Event of Default or Unmatured Event of Default shall have occurred and be continuing;

                  (a) WARRANTIES. Before and after giving effect to such Loan or Letter of Credit, the warranties in Section 4 shall be true and correct in all material respects as though made on the date of such Loan, except for such changes as are specifically permitted hereunder;

                  (a) NO MATERIAL TRANSACTION. None of Holdings, any Subsidiary of Holdings or any other Obligor shall have entered into any material (as determined by Lender) commitment or transaction, including, without limitation, transactions for borrowings and capital expenditures, which are not in the ordinary course of their respective businesses; and

                  (a) ACCOUNTING METHODS. Holdings shall not have made any material (as determined by Lender) change in its accounting methods or principles except as required by GAAP.

                  Each request for a Loan or Letter of Credit hereunder made or deemed to have been made by Holdings on behalf of either Borrower shall be deemed to be a certificate of the Loan Parties as to the matters set out in the foregoing provisions of this Section 8.2.

INDEMNITY.

                  ENVIRONMENTAL AND SAFETY AND HEALTH INDEMNITY. Each Loan Party hereby indemnifies Lender and agrees to hold Lender harmless from and against any and all losses, liabilities, damages, injuries, reasonable costs, reasonable expenses and claims of any and every kind whatsoever (including, without limitation, court costs and Attorneys' Fees) (i) relating to or arising under any Environmental Law; or (ii) which otherwise may be paid, incurred or suffered by, or asserted against Lender for, with respect to, or as a direct or indirect result of the violation by any Loan Party, any other Obligor or any Related Party (excluding CSHC and Cortelco for purposes hereof), or any immediate or remote predecessor of any of them, of any Environmental Law or occupational Safety and Health Law; or (iii) with respect to, or as a direct or indirect result of (A) the presence on or under, or the escape, seepage, leakage, spillage, disposal, discharge, emission, threat of release, or release of any Hazardous Material from, any property allegedly owned or operated by any Loan Party, any other Obligor or any Related Party (excluding CSHC and Cortelco for purposes hereof) (or any immediate or remote predecessors of any of them), or any property at which Hazardous Material allegedly generated by any Loan Party, any other Obligor, or any Related Party (excluding CSHC and Cortelco for purposes hereof), or any immediate or remote predecessors of any of them, may have come to be located, or (B) the existence of any unsafe or unhealthful condition on or at any premises utilized by any Loan Party, any other Obligor, or any Related Party (excluding CSHC and Cortelco for purposes hereof) or any immediate or remote predecessor of any of them. The provisions of and undertakings and indemnification set out in this Section 9.1 shall survive satisfaction and payment of the Liabilities and termination of this Agreement.

                  GENERAL INDEMNITY. In addition to and without limitation of the indemnity set forth in Section 9.1 and in addition to the payment of expenses pursuant to Section 10.3, whether or not the transactions contemplated hereby shall be consummated, each Loan Party agrees to indemnify, pay and hold Lender and any holder of any Notes, and the officers, directors, employees, agents, and affiliates of Lender and such holders (collectively, the "Indemnitees") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, reasonable costs, reasonable expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for any of such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not any of such Indemnitees shall be designated a party thereto) that may be imposed on, incurred by, or asserted against any Indemnitee, in any manner relating to or arising out of this Agreement, any Related Agreement or any other agreements executed and delivered by any Loan Party or any other Obligor in connection herewith, the statements contained in any commitment letter delivered by Lender, Lender's agreement to make the Loans or to issue Letters of Credit hereunder, the use or intended use of any Letters of Credit, or the use or intended use of the proceeds of any of the Loans hereunder (the "indemnified liabilities"); provided that the Loan Parties shall have no obligation to an Indemnitee hereunder with respect to indemnified liabilities arising from the gross negligence or willful misconduct of such Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, each Loan Party shall contribute the maximum portion that it is permitted to pay under applicable law to the payment and satisfaction of all indemnified liabilities incurred by the Indemnitees or any of them. The provisions of the undertakings and indemnification set out in this Section 9.2 shall survive satisfaction and payment of the Liabilities and termination of this Agreement.

GENERAL.

                  LOAN PARTIES' WAIVER. Except as otherwise provided for in this Agreement, each Loan Party, for itself and its successors and assigns, (i) waives presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, one or more extensions or renewals of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Lender on which such Loan Party may in any way be liable and hereby ratifies and confirms whatever Lender may do in this regard; (ii) waives any bond or security which might be required by any court prior to allowing Lender to exercise any of Lender's remedies; (iii) waives the benefit of all valuation, appraisement and exemption laws; and (iv) releases Lender from all liability under any Environmental Law, and waives and agrees not to make any claim or bring any cost recovery or contribution action against Lender under any Environmental Law now existing or hereafter enacted. Each Loan Party acknowledges that it has been advised by counsel of its choice with respect to this Agreement and the transactions evidenced by this Agreement.

                  POWER OF ATTORNEY. Each Borrower appoints Lender, or any Person whom Lender may from time to time designate, as such Borrower's attorney and agent-in-fact with power (which appointment and power, being coupled with an interest, is irrevocable until all Liabilities under this Agreement are paid and performed in full and this Agreement is terminated), without notice to such Borrower, to:

                  (a) At such time or times hereafter as Lender or said agent, in its sole and absolute discretion, may determine in such Borrower's or Lender's name (i) endorse such Borrower's name on any checks, notes, drafts or any other items of payment relating to and/or proceeds of the Collateral which come into the possession of Lender or under Lender's control and apply such payment or proceeds to the Liabilities; (ii) endorse such Borrower's name on any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement in Lender's possession relating to Accounts Receivable, Inventory or any other Collateral; (iii) use the information recorded on or contained in any data processing equipment and computer hardware and software to which such Borrower has access relating to Accounts Receivable, Inventory and/or other Collateral; (iv) use such Borrower's stationery and sign the name of such Borrower to verification of Accounts Receivable and notices thereof to Account Debtor's and (v) if not done by such Borrower, do all acts and things determined by Lender to be necessary, to fulfill such Borrower's obligations under this Agreement; and

                  (a) At such time or times after the occurrence and during the continuance of an Event of Default, as Lender or said agent, in its sole and absolute discretion, may determine, in such Borrower's or Lender's name: (i) demand payment of the Accounts Receivable; (ii) enforce payment of the Accounts Receivable, by legal proceedings or otherwise; (iii) exercise all of such Borrower's rights and remedies with respect to the collection of the Accounts Receivable and other Collateral; (iv) settle, adjust, compromise, extend or renew the Accounts Receivable; (v) settle, adjust or compromise any legal proceedings brought to collect the Accounts Receivable;
                  (vi) if permitted by applicable law, sell or assign the Accounts Receivable and/or other Collateral upon such terms for such amounts and at such time or times as Lender may deem advisable; (vii) discharge and release the Accounts
                  Receivable and/or other Collateral; (viii) prepare, file and sign such Borrower's name on any proof of claim in bankruptcy or similar document against any Account Debtor; (ix) prepare, file and sign such Borrower's name on any notice of lien, assignment or satisfaction of lien or similar document in connection with the Accounts Receivable and/or other collateral and (x) do all acts and things necessary, in Lender's sole and absolute discretion, to obtain repayment of the Liabilities and to fulfill such Borrower's other obligations under this Agreement.

                  EXPENSES; ATTORNEY'S FEES. Each Loan Party agrees, whether or not any Loan is made hereunder, to pay upon demand all Attorneys' Fees and all other expenses incurred by Lender in connection with (i) the preparation, negotiation and execution of this Agreement, any Related Agreement and any document required to be furnished in connection herewith or therewith, (ii) the preparation of any and all amendments to this Agreement or any of the Related Agreements requested by any Loan Party and all other instruments or documents provided for therein or delivered or to be delivered thereunder or in connection therewith, (iii) the collection or enforcement of any Loan Party's 's or any other Obligor's obligations hereunder or under any Related Agreement and (iv) the collection or enforcement of any of Lender's rights in or to any Collateral or Third Party Collateral. Lender may advance all such amounts to Borrowers as Revolving Loans. Each Loan Party also agrees (i) to indemnify and hold Lender harmless from any loss or expense which may arise or be created by the acceptance of telephonic or other instructions for making Loans and (ii) to pay, and save Lender harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Agreement, or any Related Agreement or Supplemental Documentation, or the issuance of any Note or of any other instruments or documents provided for herein or to be delivered hereunder or in connection herewith. Each Loan Party's foregoing obligations shall survive any termination of this Agreement.

                  LENDER FEES AND CHARGES. Each Borrower agrees to pay Lender on demand the customary fees and charges of Lender for maintenance of accounts with Lender or for providing other services to such Borrower. Lender may, in its sole and absolute discretion, provide for such payment by advancing the amount thereof to such Borrower as a Revolving Loan.

                  LAWFUL INTEREST. In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Agreement exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Lender has received interest hereunder in excess of the highest applicable rate, Lender shall promptly refund such excess interest to Borrowers.
                  NO WAIVER BY LENDER; AMENDMENTS. No failure or delay on the part of Lender in the exercise of any power or right, and no course of dealing between any Loan Party and Lender shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. The remedies provided for herein are cumulative and not exclusive of any remedies which may be available to Lender at law or in equity. No notice to or demand on any Loan Party not required hereunder shall in any event entitle such Loan Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Lender to any other or further action in any circumstances without notice or demand. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or any Related Agreement shall in any event be effective unless the same shall be in writing and signed and delivered by Lender. Any waiver of any provision of this Agreement, and any consent to any departure by any Loan Party from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given.

                  TERMINATION OF CREDIT. If not sooner terminated pursuant to the terms of this Agreement, the Credit shall terminate, and all Loans and other Liabilities shall become due and payable, on the Credit Termination Date. Borrowers may terminate the Credit at any time upon at least thirty (30) days prior written notice by Holdings to Lender and payment in full of the outstanding principal balance of the Loans and all other Liabilities under this Agreement and the Related Agreements. All of Lender's rights and remedies, the liens and security interests of Lender in the Collateral and all of the Loan Parties' duties and obligations under this Agreement shall survive termination of the Credit extended to Borrowers hereunder until all of the Liabilities hereunder have been finally paid and performed in full. The termination or cancellation of the Credit shall not affect or impair the liabilities and obligations of any Loan Party or any one or more of the other Obligors to Lender or Lender's rights with respect to any Loans and advances made and other Liabilities incurred prior to such termination or with respect to the Collateral or any Third Party Collateral.

                  NOTICES. Except as otherwise expressly provided herein, any notice hereunder to any Loan Party or Lender shall be in writing (including telegraphic, telex, or facsimile communication) and shall be given to such Loan Party or Lender at its address, telex number or facsimile number set forth on the signature pages hereof or at such other address, telex number or facsimile number as such Loan Party or Lender may, by written notice, designate as its address, telex number or facsimile number for purposes of notices hereunder. All such notices shall be deemed to be given when transmitted by telex and the appropriate answerback is received, transmitted by facsimile, delivered to the telegraph office, delivered by courier, personally delivered or, in the case of notice by mail, three (3) Business Days following deposit in the United States mails, properly addressed as herein provided, with proper postage prepaid; provided, however, that notice to Lender of Borrowers' intent to terminate the Credit shall not be effective until actually received by Lender.

                  ASSIGNMENTS AND PARTICIPATIONS; INFORMATION. Lender may, with the written consent of Holdings at all times other than during the existence of an Event of Default, which consent shall not be unreasonably withheld, at any time assign to one or more other commercial banks or financial institutions (provided that no consent shall be required in the case of an assignment to any commercial bank or commercial finance company which is a subsidiary of BankAmerica Corporation), all or any ratable part of this Agreement and the Related Agreement, or of any portion of any thereof, including without limitation Lender's rights, titles, interests, remedies, powers and/or duties. Lender may furnish any information concerning the Loan Parties in the possession of Lender from time to time to assignees of the rights and/or obligations of Lender hereunder and to participants in any Loan (including prospective assignees and participants) and may furnish information in response to credit inquiries consistent with general banking practice. Lender shall promptly notify Holdings of Lender's grant of any assignment of this Agreement or any Related Agreement, or of any portion of any thereof. Lender may at any time sell to one or more commercial banks or financial institutions (a "Participant") participating interests in any portion of this Agreement and the Related Agreements; provided, however, that (i) Lender's obligations under this Agreement and the Related Agreements shall remain unchanged, (ii) Lender shall remain solely responsible for the performance of such obligations, (iii) the Loan Parties shall continue to deal solely and directly with Lender in connection with this Agreement and the Related Agreements, and (iv) Lender shall not grant any participating interest under which a Participant has any rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any Related Agreement except for amendments, consents or waivers relating to (a) increases in or extensions of the Credit, (b) a postponement or delay in any date fixed for payment of principal, interest, fees or other amounts due, (c) a reduction in the principal of, or the rate of interest on, any Loan, any fees or any other amounts payable, or (d) any release of any Obligor or of any material portion of the Collateral.

                  SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  SUCCESSORS. This Agreement shall be binding upon the Loan Parties and Lender and their respective successors and assigns, and shall inure to the benefit of the Loan Parties and Lender and the successors and assigns of Lender. No Loan Party shall assign its rights or duties hereunder without the consent of Lender.

                  CONSTRUCTION. Each Loan Party acknowledges that this Agreement shall not be binding upon Lender or become effective until and unless accepted by Lender, in writing. If so accepted by Lender, this Agreement and the Related Agreements and Supplemental Documents shall, unless otherwise expressly provided therein, be deemed to have been negotiated and entered into in, and shall be governed and controlled by the laws of, the State of Illinois as to interpretation, enforcement, validity, construction, effect, choice of law, and in all other respects, including, but not limited to, the legality of the interest rate and other charges, but excluding perfection of security interests and liens which shall be governed and controlled by the laws of the relevant jurisdiction.

                  CONSENT TO JURISDICTION. To induce Lender to accept this Agreement, each Loan Party irrevocably agrees that, subject to Lender's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT, THE RELATED AGREEMENTS, OR THE SUPPLEMENTAL DOCUMENTATION OR THE COLLATERAL SHALL BE LITIGATED IN COURTS

HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. EACH LOAN PARTY HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID CITY AND STATE AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON SUCH LOAN PARTY, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO SUCH LOAN PARTY AT THE ADDRESS STATED ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF.

                  SUBSIDIARY REFERENCE. Any reference herein to a Subsidiary or Subsidiaries of any Loan Party, and any financial definition, ratio, restriction or other provision of this Agreement which is stated to be applicable to "any Loan Party and its Subsidiaries" or which is to be determined on a "consolidated" or "consolidating" basis, shall apply only to the extent any such Subsidiaries are consolidated with such Loan Party for financial reporting purposes.

                  WAIVER OF JURY TRIAL. EACH LOAN PARTY AND LENDER EACH WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (I) UNDER THIS AGREEMENT OR ANY RELATED AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR (II) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                  ACCEPTANCE. This Agreement and each Related Agreement shall not become effective unless and until delivered to, and executed or accepted by Lender at, Lender's principal office in Chicago, Illinois as first inscribed hereinabove.

                  EFFECT OF AGREEMENT. This Agreement and the Related Agreements embody the entire agreement and understanding between the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and upon becoming effective on the Closing Date, shall supersede all prior negotiations, understandings and agreements between such parties in respect of such transactions, including, without limitation, those expressed in the Existing Loan Agreement. Notwithstanding the foregoing, the security interest granted by CMC Mississippi in its assets in the Existing Loan Agreement and in the Related Agreements delivered in connection therewith shall continue in full force and effect from and after the date hereof as security for the Liabilities. To the extent of those advances outstanding under the Existing Revolving Credit and Five Million Nine Hundred Forty-One Thousand Six Hundred Sixty-Six Dollars and 73 cents ($5,941,666.73) outstanding under the Existing Term Loan, this Agreement evidences the same indebtedness as the Existing Loan Agreement.


LOAN PARTY GUARANTIES.

                  GUARANTY. Each Loan Party hereby agrees that such Loan Party is jointly and severally liable for, and hereby absolutely and unconditionally guarantees to Lender and its successors and assigns, the full and prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of, all Liabilities owed or hereafter owing to Lender by each other Loan Party. Each Loan Party agrees that its guaranty obligation hereunder is a continuing guaranty of payment and performance and not of collection, and that its obligations under this Section 11 shall be absolute and unconditional, irrespective of, and unaffected by,

                  (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement, any other Related Agreements or any other agreement, document or instrument to which any Loan Party is or may become a party;

                  (a) the absence of any action to enforce this Agreement (including this Section 11) or any other Related Agreement or the waiver or consent by Lender with respect to any of the provisions thereof; (b) the existence, value or condition of, or failure by Lender to perfect its Lien against, any security for the Liabilities or any action, or the absence of any action, by Lender in respect thereof (including, without limitation, the release of any such security);

                  (a)      the solvency of any Loan Party; or

                  (a) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being agreed by each Loan Party that its obligations under this Section 11 shall not be discharged until the payment and performance, in full, of the Liabilities has occurred and the Lender's commitments hereunder have been terminated. Each Loan Party shall be regarded, and shall be in the same position, as principal debtor with respect to the Liabilities guaranteed hereunder. Each Loan Party expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel Lender to marshall access or to proceed in respect of the Liabilities guaranteed hereunder against any other Obligor or against any security for the payment and performance of the Liabilities before proceeding against, or as a condition to proceeding against, such Loan Party. It is agreed among each Loan Party and Lender that the foregoing waivers are of the essence of the transaction contemplated by this Agreement and the other Loan Documents and that, but for the provisions of this Section 11 and such waivers, Lender would decline to enter into this Agreement.

                  DEMAND BY LENDER. If the Liabilities under this Agreement are declared to be immediately due and payable, then each Loan Party shall, without demand, pay the entire outstanding Liabilities due and owing to the holders thereof. Payments by any Loan Party shall be made to Lender, to be credited and applied to the Liabilities, in immediately available funds.

                  BENEFIT OF GUARANTY. Each Loan Party agrees that the provisions of this Section 11 are for the benefit of Lender and its successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any other Loan Party and Lender, the obligations of such other Loan Party under this Agreement and the Related Agreements.

                  SUBORDINATION OF SUBROGATION, ETC. Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, and except as set forth in Section 11.7, each Loan Party hereby expressly and irrevocably subordinates to payment of the Liabilities any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off and any and all defenses available to a surety, guarantor or accommodation co-obligor until the Liabilities are indefeasibly paid in full in cash. Each Loan Party acknowledges and agrees that this waiver is intended to benefit Lender and shall not limit or otherwise affect such Loan

Party's liability hereunder or the enforceability of this Section 11, and that Lender and its successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 11.4.

                  ELECTION OF REMEDIES. If Lender may, under applicable law, proceed to realize its benefits under this Agreement or any of the Related Agreements giving Lender a Lien upon any Collateral, whether owned by any Loan Party or by any other Obligor, either by judicial foreclosure or by non-judicial sale or enforcement, Lender may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Section 11. If, in the exercise of any of its rights and remedies, Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Loan Party or any other Obligor, whether because of any applicable laws pertaining to "election of remedies" or the like, each Loan Party hereby consents to such action by Lender and waives any claim based upon such action, even if such action by Lender shall result in a full or partial loss of any rights of subrogation which each Loan Party might otherwise have had but for such action by Lender. Any election of remedies which results in the denial or impairment of the right of Lender to seek a deficiency judgment against any Loan Party shall not impair any other Loan Party's obligation to pay the full amount of the Liabilities. In the event Lender shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or this Agreement or any of the Related Agreements, Lender may bid all or less than the amount of the Liabilities and the amount of such bid need not be paid by Lender but shall be credited against the Liabilities. The amount of the successful bid at any such sale, whether Lender or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Liabilities shall be conclusively deemed to be the amount of the Liabilities guaranteed under this Section 11, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Lender might otherwise be entitled but for such bidding at any such sale.

                  LIMITATION. Notwithstanding any provision herein contained to the contrary, each Borrower's liability under this Section 11

(which liability is in any event in addition to amounts for which such Borrower is primarily liable under Section 2 hereof) shall be limited to an amount not to exceed as of any date of determination the greater of:

                  (a) the net amount of all Loans advanced to the other Borrower under this Agreement and then re-loaned or otherwise transferred to such Borrower; or

                  (a) the amount which could be claimed by Lender from such Borrower under this Section 11 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Borrower's right of contribution and indemnification from the other Borrower under Section 11.7 hereof.

                  CONTRIBUTION WITH RESPECT TO GUARANTY OBLIGATIONS.

                  (a) To the extent that either Borrower shall make a payment under this Section 11 of all or any of the Liabilities (other than Loans made to such Borrower for which such Borrower is primarily liable) (a "Guarantor Payment") which, taking into account all other Guarantor Payments then previously or concurrently made by the other Loan Parties, exceeds the amount which such Borrower would otherwise have paid if each Borrower had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion that such Borrower's "Allocable Amount" (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each Borrower as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Liabilities and termination of the ---- commitments of the Lender hereunder, such Borrower shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, the other Borrower for the amount of such excess, pro rata based upon their --- ---- respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

                  (a) As of any date of determination, the "Allocable Amount" of either Borrower shall be equal to the maximum amount of the claim which could then be recovered from such Borrower under this Section 11 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

                  (a) This Section 11.7 is intended only to define the relative rights of Borrowers and nothing set forth in this
                  Section 11.7 is intended to or shall impair the obligations of Borrowers, jointly and several together with Holdings, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement, including, without limitation, Section 11.1 hereof. Nothing contained in this Section 11.7 shall limit the liability of either Borrower to pay the Loans made directly or indirectly to that Borrower and accrued interest, fees and expenses with respect thereto for which such Borrower shall be primarily liable.

                  (a) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Borrower to which such contribution and indemnification is owing.

                  (a) The rights of the indemnified Borrower against the other Borrower under this Section 11.7 shall be exercisable upon the full and indefeasible payment of the Liabilities and the termination of the commitments of Lender hereunder.

                  LIABILITY CUMULATIVE. The liability of the Loan Parties under this Section 11 is in addition to and shall be cumulative with all liabilities of each Loan Party to Lender under this Agreement and the other Related Agreements to which such Loan Party is a party or in respect of any Liabilities or obligations of the other Loan Parties, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary. 1.2

                    [SIGNATURES BEGIN ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and attested by their respective officers thereunto duly authorized as of the date first written above.

                                            CMC INDUSTRIES, INC.


Address for Notices to                      By:      /s/ Lanny N. Lambert
any Loan Party:                                ---------------------------------
                                            Name:      Lanny N. Lambert
                                                 -------------------------------
                                            Title:     VP and Secretary
                                                  ------------------------------
         CMC Mississippi, Inc.
         Box 831, Fulton Drive
         Cornith, Mississippi 38834         CMC OF CALIFORNIA, INC.
         Attention: President
         Telecopier:601/287-1473
                                            By:      /s/ Lanny N. Lambert
                                               ---------------------------------
                                            Name:      Lanny N. Lambert
                                                 -------------------------------
         with a copy to:                    Title:     Assistant Secretary
                                                 -------------------------------

         CMC Industries, Inc.
         4950 Patrick Henry Drive           CMC OF MISSISSIPPI, INC.
         Santa Clara, California 95054
         Attention: President               By:      /s/ Lanny N. Lambert
         Telecopier:                           ---------------------------------
                                            Name:      Lanny N. Lambert
                                                 -------------------------------
                                            Title:     VP and Sec./Treas.
                                                  ------------------------------


                                            BANK OF AMERICA ILLINOIS


                                            By:      /s/ Randolph T. Kohlar
                                               ---------------------------------
                                            Name:      Randolph T. Kohlar
                                                 -------------------------------
                                            Title:     Senior Vice President
                                                  ------------------------------

                                            Address: 231 South LaSalle St.

                                            Chicago, Illinois 60697

                                            Attention: Middle Market II

                                            Telecopier number: (312) 828-6647

                               FIRST AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

        THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of October 21, 1997 (this "Amendment"), is by and among BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as successor by merger to Bank of America Illinois ("Lender"), CMC INDUSTRIES, INC., a Delaware corporation ("Holdings"), and each of CMC CALIFORNIA, INC., a Delaware corporation ("CMC California"), and CMC MISSISSIPPI, INC., a Delaware corporation ("CMC Mississippi"); CMC California and CMC Mississippi are sometimes referred to herein individually as a "Borrower" and together as "Borrowers"; and Holdings and Borrowers are sometimes referred to herein individually as a "Loan Party" and together as the "Loan Parties".

                              W I T N E S S E T H:

        WHEREAS, the Loan Parties and Lender are parties to that certain Loan and Security Agreement, dated as of September 26, 1996, (and as further amended, restated, supplemented or otherwise modified and in effect from time to time, collectively, the "Loan Agreement"), pursuant to which the Lender has provided to Borrowers credit facilities and other financial accommodations; and

        WHEREAS, the Borrowers have requested that the Lender amend the Loan Agreement in certain respects as set forth herein, and the Lender is agreeable to the same, subject to the terms and conditions hereof;

        NOW THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

        SECTION 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Loan Agreement.

        SECTION 2. Amendments to the Loan Agreement. The Loan Agreement is, as of the Effective Date (as defined below), hereby amended as follows:

       (a) The following new definition shall be inserted between the definitions of "Margin Stock" and "Multiemployer Plan" appearing in Section 1.1 of the Loan Agreement:

       ""Mexico Facility" means that certain manufacturing facility to be built in Hermosillo, Mexico by Holdings."

       (b) The following new definition shall be inserted between the definitions of "Supplemental Documentation" and "Tangible Net Worth" appearing in Section 1.1 of the Loan Agreement:

       ""Taiwan Subsidiary" means the Subsidiary established by Holdings in Taiwan solely for the purpose of serving as a purchasing office for Holdings."

       (c) Section 5.18 of the Loan Agreement is hereby amended by deleting the word "and" at the end of Section 5.18(f) and the period at the end of Section 5.18(g) and adding the following new clauses (h) and (i) at the end of Section 5.18(g):

       "; (h) Investments in the Taiwan Subsidiary; and (i) Investments in one or more Subsidiaries relating to the construction and start-up costs incurred in connection with the Mexico Facility; provided that the aggregate Investments related to the Mexico Facility shall not exceed Four Million Dollars ($4,000,000)."

       (d) Section 5.19 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

       "5.19 Subsidiaries. Not, and not permit any Subsidiary of its Subsidiaries to, acquire any stock or similar interest in any Person, and not, and not permit any of its Subsidiaries to, create, establish or acquire any Subsidiary other than (i) those, if any, existing on the date of this Agreement, (ii) the Taiwan Subsidiary and (iii) Subsidiaries established in connection with the Mexico Facility."

       (e) Annex A to the Loan Agreement is hereby amended by deleting such Annex in its entirety and inserting Annex A attached hereto in lieu thereof.

        SECTION 3. Amendment Fee. In consideration of the execution of this Amendment by the Lender, the Borrowers hereby agree to pay a fee of $15,000 (the "Amendment Fee") to Lender.

        SECTION 4. Representations and Warranties of the Borrower. The Loan Parties represent and warrant to the Lender:

          (a) the representations and warranties contained in the Loan Agreement and the other Related Agreements and Supplemental Documentation are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof;

          (b) no Event of Default or Default has occurred and is continuing;

          (c) the execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of, and duly executed and delivered by, the Loan Parties, and this Amendment is a legal, valid and binding obligation of the Loan Parties enforceable against the Loan Parties in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

          (d) the execution, delivery and performance of this Amendment does not conflict with or result in a breach or violation by the any of the Loan Parties of any term of any material contract, loan agreement, indenture or other agreement or instrument to which the Loan Parties are a party or are subject or the certificate or articles of incorporation or by-laws of any Loan Party.

        SECTION 5. Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective as of June 30, 1997 (the "Effective Date") once each of the following conditions precedent is satisfied:

          (a) the Lender shall have received a duly executed counterpart of this Amendment signed by each of the Loan Parties;

          (b) the Loan Parties shall have paid in full the Amendment Fee to Lender;

          (c) After giving effect to this Amendment, all of the warranties and representations of the Loan Parties contained in the Loan Agreement and the other Related Agreements (including, without limitation, this Amendment) shall be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof (except those representations and warranties made expressly as of a different date).

          (d) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing as of the date hereof.

          (e) No litigation, investigation, proceeding, injunction, restraint or other action shall be pending or threatened against, or any officer, director, or executive of any thereof, which restrains, presents or imposes adverse conditions upon, or which otherwise relates to, the execution, delivery or performance of this Amendment.

          (f) The Loan Parties shall have obtained all consents, approvals and acknowledgments which may be required with respect to the execution, delivery and performance of this Amendment.

        SECTION 6. Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment shall be effective as delivery of a manually executed counterpart of this Amendment.

        SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH,

THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

        SECTION 8. Effect of Amendment; Reaffirmation of Loan Documents. The parties hereto agree and acknowledge that (i) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Loan Agreement or the other Related Agreements or Supplemental Documentation other than as expressly set forth herein and (ii) the Loan Agreement (as amended hereby) and each of the other Related Agreements and Supplemental Documentation remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects.

        SECTION 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                            [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.


                                            CMC INDUSTRIES, INC.

                                            By:    /s/ Lanny N. Lambert
                                               --------------------------------
                                            Name:  Lanny N. Lambert
                                                 ------------------------------
                                            Title:  VP and Secretary
                                                  -----------------------------


                                            CMC CALIFORNIA, INC.

                                            By:    /s/ Lanny N. Lambert
                                               --------------------------------
                                            Name:  Lanny N. Lambert
                                                 ------------------------------
                                            Title:  Assistant Secretary
                                                  -----------------------------


                                            CMC MISSISSIPPI, INC.

                                            By:    /s/ Lanny N. Lambert
                                               --------------------------------
                                            Name:  Lanny N. Lambert
                                                 ------------------------------
                                            Title:  VP and Secretary
                                                  -----------------------------


                                            BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION

                                            By:    /s/ Steven Kessler
                                               --------------------------------
                                            Name:  Steven Kessler
                                                 ------------------------------
                                            Title:  Vice President
                                                  -----------------------------

                              SECOND AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

      THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of December 23, 1997 (this "Amendment"), is by and among BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as successor by merger to Bank of America Illinois ("Lender"), CMC INDUSTRIES, INC., a Delaware corporation ("Holdings"), and each of CMC CALIFORNIA, INC., a Delaware corporation ("CMC California"), and CMC MISSISSIPPI, INC., a Delaware corporation ("CMC Mississippi"); CMC California and CMC Mississippi are sometimes referred to herein individually as a "Borrower" and together as "Borrowers"; and Holdings and Borrowers are sometimes referred to herein individually as a "Loan Party" and together as the "Loan Parties".

                              W I T N E S S E T H:

      WHEREAS, the Loan Parties and Lender are parties to that certain Loan and Security Agreement, dated as of September 26, 1996, and parties to that certain First Amendment to Loan and Security Agreement, dated as of October 21, 1997 (and as further amended, restated, supplemented or otherwise modified and in effect from time to time, collectively, the "Loan Agreement"), pursuant to which the Lender has provided to Borrowers credit facilities and other financial accommodations; and

      WHEREAS, the Borrowers have requested that the Lender amend the Loan Agreement in certain respects as set forth herein, and the Lender is agreeable to the same, subject to the terms and conditions hereof;

      NOW THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      SECTION 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Loan Agreement.

      SECTION 2. Amendments to the Loan Agreement. The Loan Agreement is, as of the Effective Date (as defined below), hereby amended as follows:

          (a) Section (b) of Annex A to the Loan Agreement is hereby amended by deleting such Section in its entirety and inserting Section (b) attached hereto in lieu thereof.

      SECTION 3. Representations and Warranties of the Borrower. The Loan Parties represent and warrant to the Lender:

          (a) the representations and warranties contained in the Loan Agreement and the other Related Agreements and Supplemental Documentation are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof;

            (b) no Event of Default or Default has occurred and is continuing;

            (c) the execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of, and duly executed and delivered by, the Loan Parties, and this Amendment is a legal, valid and binding obligation of the Loan Parties enforceable against the Loan Parties in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

            (d) the execution, delivery and performance of this Amendment does not conflict with or result in a breach or violation by the any of the Loan Parties of any term of any material contract, loan agreement, indenture or other agreement or instrument to which the Loan Parties are a party or are subject or the certificate or articles of incorporation or by-laws of any Loan Party.

      SECTION 4. Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective as of October 1, 1997 (the "Effective Date") once each of the following conditions precedent is satisfied:

            (a) the Lender shall have received a duly executed counterpart of this Amendment signed by each of the Loan Parties;

            (b) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing as of the date hereof.

      SECTION 5. Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment shall be effective as delivery of a manually executed counterpart of this Amendment.

      SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

      SECTION 7. Effect of Amendment; Reaffirmation of Loan Documents. The parties hereto agree and acknowledge that (i) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Loan Agreement or the other Related Agreements or Supplemental Documentation other than as expressly set forth herein and (ii) the Loan Agreement (as amended hereby) and each of the other Related Agreements and

Supplemental Documentation remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects.

      SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.


                                    CMC INDUSTRIES, INC.

                                    By:   /s/ Lanny N. Lambert
                                       ------------------------------------
                                    Name:  Lanny N. Lambert
                                         ----------------------------------
                                    Title:  VP and Secretary
                                          ---------------------------------


                                    CMC CALIFORNIA, INC.

                                    By:   /s/ Lanny N. Lambert
                                       ------------------------------------
                                    Name:  Lanny N. Lambert
                                         ----------------------------------
                                    Title:  Assistant Secretary
                                          ---------------------------------


                                    CMC MISSISSIPPI, INC.

                                    By:   /s/ Lanny N. Lambert
                                       ------------------------------------
                                    Name:  Lanny N. Lambert
                                         ----------------------------------
                                    Title:  VP and Sec./Treas.
                                          ---------------------------------


                                    BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION

                                    By:   /s/ Steven Kessler
                                       ------------------------------------
                                    Name:  Steven Kessler
                                         ----------------------------------
                                    Title:  Vice  President
                                          ---------------------------------

                         REVISED SECTION (B) TO ANNEX A
                                       TO
                          LOAN AND SECURITY AGREEMENT
                         DATED AS OF SEPTEMBER 26, 1996


            "(b) Total Liabilities to Tangible Net Worth. Not permit the ratio of Holdings' total liabilities on a consolidated basis to Holdings' Tangible Net Worth to exceed the ratio set forth below at any time during each such applicable period:


                   Period                               Ratio
      --------------------------------                  -----
      October 1997                                    2.55:1.00
      November 1997                                   2.55:1.00
      December 1997                                   2.55:1.00
      January 1998                                    2.55:1.00
      Third 1998 Fiscal Quarter                       2:00:1:00
      Fourth 1998 Fiscal Quarter                      2:00:1:00"

                               THIRD AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

      THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of July 20, 1998 (this "Amendment"), is by and among BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as successor by merger to Bank of America Illinois ("Lender"), and CMC INDUSTRIES, INC., a Delaware corporation ("Holdings"), individually, and as successor by merger to each of CMC CALIFORNIA, INC., a Delaware corporation ("CMC California"), and CMC MISSISSIPPI, INC., a Delaware corporation ("CMC Mississippi"); Holdings, CMC California and CMC Mississippi are sometimes referred to herein individually as a "Loan Party" and together as the "Loan Parties".

                              W I T N E S S E T H:

      WHEREAS, the Loan Parties and Lender are parties to that certain Loan and Security Agreement, dated as of September 26, 1996, which was subsequently amended by that certain First Amendment to Loan and Security Agreement, dated as of October 21, 1997, and by that certain Second Amendment, dated as of December 23, 1997 (and as further amended, restated, supplemented or otherwise modified and in effect from time to time, collectively, the "Loan Agreement"), pursuant to which the Lender has provided to Borrowers credit facilities and other financial accommodations;

      WHEREAS, Holdings has guaranteed all obligations of Borrowers to Lender under the Loan Agreement;

      WHEREAS, Holdings has merged Borrowers into Holdings (the "Merger") and has assumed all of the Liabilities of the Borrowers under the Loan Agreement; and

      WHEREAS, Holdings and Borrowers have requested that the Lender consent to the Merger and amend the Loan Agreement in certain respects as set forth herein, and the Lender is agreeable to the same, subject to the terms and conditions hereof;

      NOW THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      SECTION 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Loan Agreement.

      SECTION 2. Consent and Waiver. Lender hereby consents to the consummation of the Merger and hereby waives any Default or Event of Default that may arise as a result of the consummation of the Merger.

      SECTION 3. Amendments to Loan and Security Agreement.

          Except as provided in paragraph (d) below, the definitions of "Borrower" and "Borrowers" contained in the preamble to the Loan Agreement are hereby deemed hereafter to mean Holdings. The definitions of "Loan Party" and "Loan Parties" contained in the preamble to the Loan Agreement are hereby deemed hereafter to mean Holdings only. In addition, each reference to "Borrower" or "Borrowers" in any Related Agreement is hereby deemed hereafter to mean Holdings.

          By its execution of this Amendment, Holdings agrees, from and after the date hereof, to be the Borrower under the Loan Agreement, to assume all of the direct obligations of CMC Mississippi and CMC California, as Borrowers, including but not limited to their Letter of Credit Obligations, thereunder, and acknowledges and reaffirms all of the representations and warranties, covenants, indemnities, terms and conditions thereof.

          Notwithstanding consummation of the Merger and anything contained in paragraph (a) to the contrary, Holdings reaffirms all of its existing obligations as a Loan Party under the Loan Agreement including, without limitation, the provisions of Section 11 therein, and agrees that such obligations of Holdings would not be limited or diminished in any manner even if Holdings had not executed this Amendment.

          Notwithstanding the Merger and the assumption by Holdings of all obligations of CMC Mississippi and CMC California, for purposes of Sections 2.1, 2.4, 2.6, 2.8.2, 5.1.1, 5.1.2, 5.1.3, 5.5, 5.18 and 5.27 of the Loan
Agreement (and all defined terms referenced therein and all other related defined terms), the provisions of such Sections, as amended hereby, shall continue to be effective as to CMC Mississippi and CMC California as divisions of Holdings to the same extent as applicable to such Persons as Borrowers and Subsidiaries of Holdings prior to the Merger and Holdings shall maintain the business, operations, books and records and internal funding of CMC Mississippi and CMC California as divisions in a manner consistent with such Sections.

          Holdings acknowledges the existing perfected Liens of Lender on the Collateral and further acknowledges that Holdings is acquiring the Collateral through the Merger subject to such Liens of Lender. In addition to and not in replacement or substitution of such existing perfected Lien, as security for the payment of all Loans whether now assumed by Holdings or hereafter made by Lender to Holdings under the Loan Agreement or under any Note, and as security for the payment or other satisfaction of all other Liabilities (including, without limitation, all reimbursement obligations under any Letters of Credit), Holdings hereby grants to Lender a security interest in and to all of Holdings property consisting of Collateral as described in the Loan Agreement, whether now owned or existing, or hereafter acquired or coming into existence, wherever now or hereafter located.

          Section (a)(ii) to the Loan Agreement is hereby amended by deleting such Section in its entirety and inserting the following in lieu thereof:


          "(ii) Not permit CMC California's Tangible Net Worth as of the end of each applicable Fiscal Quarter set forth below to be less than the greater of
(x) fifty percent (50%) of CMC California's consolidated net income (without reduction for any net loss) for such Fiscal Quarter plus the amount of CMC California's Tangible Net Worth required to be maintained as of the end of the preceding Fiscal Quarter, increasing on a cumulative basis, and (y) the amount set forth below opposite such Fiscal Quarter end for such Borrower:


                                                                CMC
                 Fiscal Quarter End                         California
            ------------------------------                  ----------
            First 1998 Fiscal Quarter End                   $1,100,000
            Second 1998 Fiscal Quarter End                  $1,300,000
            Third 1998 Fiscal Quarter End                   $1,300,000
            Fourth 1998 Fiscal Quarter End                  $1,300,000"


      SECTION 4. Representations and Warranties of the Borrower. The Loan Parties represent and warrant to the Lender:

            (a) After giving effect to this Amendment and the consent and waiver set forth in Section 2 hereof, the representations and warranties contained in the Loan Agreement and the other Related Agreements and Supplemental Documentation are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof;

            (b) After giving effect to this Amendment and the consent and waiver set forth in Section 2 hereof, no Event of Default or Default has occurred and is continuing;

            (c) the execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of, and duly executed and delivered by, the Loan Parties, and this Amendment is a legal, valid and binding obligation of the Loan Parties enforceable against the Loan Parties in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

            (d) the execution, delivery and performance of this Amendment does not conflict with or result in a breach or violation by the any of the Loan Parties of any term of any material contract, loan agreement, indenture or other agreement or instrument to which the Loan Parties are a party or are subject or the certificate or articles of incorporation or by-laws of any Loan Party; and

            (e) no consent, approval or authorization of, or declaration or filing with, any governmental authority, and no consent of any other Person, is required in connection with any Loan Party's execution, delivery and performance of this Amendment, except for those already duly obtained or made.

      SECTION 5. Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective as of the date of the consummation of the Merger (the "Effective Date") upon the satisfaction of each condition set forth in this Section 4 and the delivery of the following documents to Lender on or prior to the date hereof (unless another date shall be specified) and consummation of all of the transactions contemplated by each such document, all in form and substance acceptable to Lender in its sole and absolute discretion:

            (a) the Lender shall have received a duly executed counterpart of this Amendment signed by each of the Loan Parties;

            (b) to the extent necessary to reflect the Merger, the Lender shall have received revised Schedules to the Loan Agreement;

            (c) the Lender shall have received duly executed UCC-1s by Holdings for filing in the appropriate jurisdictions as deemed necessary by the Lender;

            (d) the Lender shall have received a certificate of the President of Holdings certifying to the fulfillment of all conditions precedent to closing contemplated by this Amendment and to the truth and accuracy, in all material respects, as of such date, of the representations and warranties of the Loan Parties contained in the Loan Agreement and each other Related Agreement or Supplemental Documentation to which any Loan Party is a party or by which it is bound;

            (e) the Lender shall have received a copy, duly certified by the secretary or an assistant secretary of Holdings of (1) resolutions of the Board of Directors of Holdings authorizing the execution, delivery and performance by Holdings of this Amendment, (2) all documents evidencing any other necessary corporate action with respect to this Amendment, and
      (3) all approvals or consents, if any, with respect to this Amendment;

            (f) the Lender shall have received a certificate of the secretary of Holdings certifying the names of the officers of Holdings authorized to sign this Amendment, and all other documents and certificates to be delivered by Holdings hereunder, together with the true signatures of such officers;

            (g) the Lender shall have received a copy, duly certified by the secretary or an assistant secretary of Holdings, of Holdings' Certificate of Incorporation and Bylaws;

            (h) the Lender shall have received a certificate of good standing issued by the Secretary of State of each state where Holdings is qualified to do business or where, because of the nature of its business or properties or the effect of the Merger, qualification to do business is required;

            (i) after giving effect to this Amendment and the consent and waiver set forth in Section 2 no Default or Event of Default shall have occurred and be continuing.

            (j) the Loan Parties shall have obtained all consents, approvals and acknowledgments which may be required with respect to the execution, delivery and performance of this Amendment and the Merger.

            (k) the Lender shall have received evidence satisfactory to Lender that the Loan Parties have consummated the Merger on terms and conditions satisfactory to the Lender and its counsel, and shall have furnished to the Lender a certified copy of all agreements and documents executed with respect to the Merger, and a certificate signed by the President of Holdings certifying that (i) the Merger has been consummated and (ii) any documents required to be filed to effect the Merger have been filed in accordance with applicable law.

            (l) legal opinions from counsel to Holdings in form and substance satisfactory to the Lender.

      SECTION 6. Further Assurances. Each Loan Party hereby agrees, at its expense, to duly execute, acknowledge and deliver to Lender all agreements (including, without limitation, blocked account and lockbox agreements), certificates, instruments, opinions and other documents, and to take all such other actions as the Lender may request in order to further effectuate the purposes of this Amendment and to carry out the terms hereof.

      SECTION 7. No Novation; No Consent or Waiver. This Amendment is not, and shall not be construed as, a novation, consent, waiver, release or modification with respect to any of the terms, provisions, conditions, representations, warranties, covenants, rights, powers or remedies set forth in the Loan Agreement or any of the Related Agreements or Supplemental Documentation, except for the specific instance and purpose for which it is granted as expressly specified herein.

      SECTION 8. Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

      SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

      SECTION 10. Effect of Amendment; Reaffirmation of Loan Documents. The parties hereto agree and acknowledge that (i) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Loan Agreement or the other Related Agreements or Supplemental Documentation other than as expressly set forth herein and (ii) the Loan Agreement (as amended hereby) and each of the other Related Agreements and Supplemental Documentation remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects.

      SECTION 11. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.


                                    CMC INDUSTRIES, INC.,
                                    individually, and as successor by merger to each of CMC California, Inc. and CMC Mississippi, Inc.


                                    By:   /s/ Lanny N. Lambert
                                       -----------------------------------
                                    Name:  Lanny N. Lambert
                                         ---------------------------------
                                    Title:  Vice President and Secretary
                                          --------------------------------


                                    BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION

                                    By:   /s/ Steven Kessler
                                       -----------------------------------
                                    Name:  Steven Kessler
                                         ---------------------------------
                                    Title:  Vice President
                                          --------------------------------

                              FOURTH AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

      THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of August 21, 1998 (this "Amendment"), is by and among BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as successor by merger to Bank of America Illinois ("Lender"), and CMC INDUSTRIES, INC., a Delaware corporation ("Industries"), individually, and as successor by merger to each of CMC CALIFORNIA, INC., a Delaware corporation ("CMC California"), and CMC MISSISSIPPI, INC., a Delaware corporation ("CMC Mississippi");

                              W I T N E S S E T H:

      WHEREAS, Industries and Lender are parties to that certain Loan and Security Agreement, dated as of September 26, 1996, which was subsequently amended by that certain First Amendment to Loan and Security Agreement, dated as of October 21, 1997, by that certain Second Amendment, dated as of December 23, 1997, and by that certain Third Amendment, dated as of July 20, 1998 (and as further amended, restated, supplemented or otherwise modified and in effect from time to time, collectively, the "Loan Agreement"), pursuant to which the Lender has provided to Industries credit facilities and other financial accommodations;

      WHEREAS, Industries has requested that the Lender waive a certain financial covenant and amend the Loan Agreement in certain respects as set forth herein, and the Lender is agreeable to the same, subject to the terms and conditions hereof;

      NOW THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      SECTION 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Loan Agreement.

      SECTION 2. Waiver. As of the Effective Date, the Lender hereby waives compliance with the tangible net worth covenant contained in Section (a)(ii) of Annex A of the Loan Agreement solely for the Fiscal Quarter ending July 31, 1998.

      SECTION 3. Amendment to Loan and Security Agreement. As of the Effective Date, Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Credit Termination Date" in its entirety and inserting the following definition in lieu thereof:

              "Credit Termination Date' means October 31, 1998."

      SECTION 4. Representations and Warranties of the Borrower. Industries represents and warrants to the Lender:

            (a) After giving effect to this Amendment and the waiver set forth in Section 2 hereof, the representations and warranties contained in the Loan Agreement and the other Related Agreements and Supplemental Documentation are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof;

            (b) After giving effect to this Amendment and the waiver set forth in Section 2 hereof, no Event of Default or Default has occurred and is continuing;

            (c) the execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of, and duly executed and delivered by, Industries, and this Amendment is a legal, valid and binding obligation of Industries enforceable against Industries in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

            (d) the execution, delivery and performance of this Amendment does not conflict with or result in a breach or violation by Industries of any term of any material contract, loan agreement, indenture or other agreement or instrument to which Industries is a party or are subject or the certificate or articles of incorporation or by-laws of Industries; and

            (e) no consent, approval or authorization of, or declaration or filing with, any governmental authority, and no consent of any other Person, is required in connection with Industries' execution, delivery and performance of this Amendment, except for those already duly obtained or made.

      SECTION 5. Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective (the "Effective Date") upon the satisfaction of each condition set forth in this Section 5 and the delivery of the following documents to Lender on or prior to the date hereof (unless another date shall be specified) and consummation of all of the transactions contemplated by each such document, all in form and substance acceptable to Lender in its sole and absolute discretion:

            (a) the Lender shall have received a duly executed counterpart of this Amendment signed by Industries;

            (b) the Lender shall have received a certificate of the Chief Financial Officer or a Vice President of Industries certifying to the fulfillment of all conditions precedent to closing contemplated by this Amendment and to the truth and accuracy, in all material respects, as of such date, of the representations and warranties of Industries contained in the Loan Agreement and each other Related Agreement or Supplemental Documentation to which Industries is a party or by which it is bound;

            (c) the Lender shall have received a copy, duly certified by the secretary or an assistant secretary of Industries of (1) resolutions of the Board of Directors of Industries authorizing the execution, delivery and performance by Industries of this Amendment, (2) all documents evidencing any other necessary corporate action with respect to this Amendment, and (3) all approvals or consents, if any, with respect to this Amendment;

            (d) the Lender shall have received a certificate of the secretary of Industries certifying the names of the officers of Industries authorized to sign this Amendment, and all other documents and certificates to be delivered by Industries hereunder, together with the true signatures of such officers;

            (e) after giving effect to this Amendment and the waiver set forth in Section 2 no Default or Event of Default shall have occurred and be continuing.

      SECTION 6. Further Assurances. Industries hereby agrees, at its expense, to duly execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, to Lender all agreements (including, without limitation, blocked account and lockbox agreements), certificates, instruments, opinions and other documents, and to take all such other actions as the Lender may request in order to further effectuate the purposes of this Amendment and to carry out the terms hereof.

      SECTION 7. No Novation; No Consent or Waiver. This Amendment is not, and shall not be construed as, a novation, consent, waiver, release or modification with respect to any of the terms, provisions, conditions, representations, warranties, covenants, rights, powers or remedies set forth in the Loan Agreement or any of the Related Agreements or Supplemental Documentation, except for the specific instance and purpose for which it is granted as expressly specified herein.

      SECTION 8. Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

      SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

      SECTION 10. Effect of Amendment; Reaffirmation of Loan Documents. The parties hereto agree and acknowledge that (i) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Loan Agreement or the other Related Agreements or Supplemental Documentation other than as expressly set forth herein and (ii) the Loan Agreement (as amended hereby) and each of the other Related Agreements and Supplemental Documentation remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects.

      SECTION 11. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                           [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.


                                    CMC INDUSTRIES, INC.,



                                    By:   /s/ Lanny N. Lambert
                                       ----------------------------------
                                    Name:  Lanny N. Lambert
                                         --------------------------------
                                    Title:  Lanny N. Lambert
                                          -------------------------------


                                    BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION

                                    By:   /s/ Steven Kessler
                                       ----------------------------------
                                    Name:  Steven Kessler
                                         --------------------------------
                                    Title:  Vice President
                                          -------------------------------


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